As filed with the Securities and Exchange Commission on February 27, 2002 Registration Nos. 33 -7339 and 811-4757

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ] Pre-Effective Amendment No.

[X] Post-Effective Amendment No. 31

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940, as amended

Amendment No.  32 [X]



Smith Barney Sector Series Inc.
(a Maryland Corporation)
(Exact Name of Registrant as Specified in Charter)

125 Broad Street
New York, New York  10004
(Address of Principal Executive Offices)

(800) 451-2010
(Registrant's Telephone Number, including Area Code)

Christina T. Sydor, Secretary
Smith Barney Sector Series Inc.
300 First Stamford Place
Stamford, Connecticut  06902
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering:  Continuous.
It is proposed that this filing will become effective (check appropriate box):


[ ] Immediately upon filing pursuant to paragraph b [XX] On February 28, 2002 pursuant to paragraph b [ ] 60 days after filing pursuant to paragraph (a)(1) [ ] On (date) pursuant to paragraph (a)(1) [ ] 75 days after filing pursuant to paragraph (a)(2) [ ] On (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                   PROSPECTUS



                        --------------------------------

                             SMITH BARNEY FINANCIAL
                                  SERVICES FUND

                               SMITH BARNEY HEALTH
                                  SCIENCES FUND

                          SMITH BARNEY TECHNOLOGY FUND

                        --------------------------------

      Class A, B, L and Y Shares

      February 28, 2002




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


                           [LOGO] Smith Barney
                                  Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

  Contents



               Investments, risks and performance...........  2

                  Smith Barney Financial Services Fund......  2

                  Smith Barney Health Sciences Fund.........  8

                  Smith Barney Technology Fund.............. 14

               More on the funds' investments............... 20

               Management................................... 21

               Choosing a class of shares to buy............ 23

               Comparing the funds' classes................. 24

               Sales charges................................ 25

               More about deferred sales charges............ 28

               Buying shares................................ 29

               Exchanging shares............................ 30

               Redeeming shares............................. 32

               Other things to know about share transactions 34

               Dividends, distributions and taxes........... 36

               Share price.................................. 37

               Financial Highlights......................... 38

                  Smith Barney Financial Services Fund...... 38

                  Smith Barney Health Sciences Fund......... 41

                  Smith Barney Technology Fund.............. 44



Each fund is a separate series of Smith Barney Sector Series Inc., a Maryland corporation.


                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Smith Barney Financial Services Fund

Investment objective
Smith Barney Financial Services Fund (the "Financial Services Fund") seeks long-term capital appreciation by investing primarily in common stocks.

Principal investment strategies

Key investments Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of companies principally engaged in providing financial services to consumers and industry. These companies may include, for example, commercial banks, savings and loan associations, broker-dealers, investment banks, investment advisers, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies. The fund may invest its assets in securities of foreign issuers in addition to securities of domestic issuers. The fund invests primarily in companies with medium and large market capitalizations. To a lesser extent, the fund also may invest in common stocks of companies with small market capitalizations. Medium and large market capitalization companies are those companies with market capitalizations exceeding
$5 billion.

Selection process The fund normally invests at least 80% of its assets in companies doing business in the financial services sector. The remainder of the fund's assets are not required to be invested in that sector. To determine whether a company is principally doing business in the sector, it must meet at least one of the following tests:

[_]At least 50% of its gross income or its net sales must come from activities in the sector;
[_]At least 50% of its assets must be devoted to producing revenues from the sector; or
[_]Based on other available information, the manager determines that the company's primary business is within the sector.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered, among other things, include long-term growth potential, earnings estimates and quality of management.

The fund may lend its securities to earn income for the fund.


Smith Barney Sector Series Inc.

The fund may, but is not required to, use various techniques, such as buying and selling futures and options contracts, to increase or decrease its exposure to changing security prices or other factors that affect security values. The fund may engage in foreign currency transactions solely to manage its exposure to foreign securities. If the fund's strategies do not work as intended, the fund may not achieve its objective.

Principal risks of investing in the fund
Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, because:

[_]Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.
[_]Foreign markets can be more volatile than the U.S. market because of increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Currency fluctuations may adversely impact the fund's investments.
[_]The financial services industries are subject to extensive government regulation and relatively rapid change because of increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, and price competition. The performance of the financial services sector may differ in direction and degree from that of the overall stock market.
[_]The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.
[_]The fund is "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. The fund's investments are spread across the sector on which it focuses. However, because those investments are limited to a comparatively narrow segment of the economy, the fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. This means that the fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to increase and decrease more rapidly. As a result, the value of your investment in the fund may rise or fall rapidly.
[_]The manager's judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock may prove to be incorrect.


                                                      Smith Barney Mutual Funds

Who may want to invest The fund may be an appropriate investment if you:

[_]Are seeking to participate in the long-term growth potential of the financial services industry

[_]Are seeking capital appreciation and can tolerate short-term volatility

[_]Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities
[_]Are comfortable with the risks of the stock market and the special risks of foreign securities, including emerging market securities
[_]Currently have exposure to the stock market and can tolerate concentrated investment in a single market sector



Risk return bar chart


This bar chart indicates the risk of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class A Shares since inception. Class B, L and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


                        Total Return for Class A Shares


                                    [CHART]

                                  01    -5.98

                        Calendar years ended December 31




Quarterly returns:


Highest: 7.18% in 2nd quarter 2001; Lowest: (10.31)% in 3rd quarter 2001





Smith Barney Sector Series Inc.

Risk return table


This table compares the before and after-tax average annual total return of the fund for the periods shown with that of Goldman Sachs Financials Index, a broad-based unmanaged index composed of companies in the banking services, brokerage, asset management, insurance and real estate industries. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class A shares and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable, redemption of shares at the end of the period and the reinvestment of distributions and dividends.


                         Average Annual Total Returns
                     Calendar Year Ended December 31, 2001


                                                         Since   Inception
                             1 year   5 years 10 years Inception   Date
      Class A
      Return Before Taxes    (10.68)%   n/a     n/a     15.35%    2/28/00
      Return After Taxes on
      Distributions           (9.30)%   n/a     n/a     15.86%    2/28/00
      Return After Taxes on
      Distributions and Sale
      of Fund Shares          (3.29)%   n/a     n/a     14.00%    2/28/00
      Other Classes (Return Before Taxes Only)
      Class B                (11.36)%   n/a     n/a     15.79%    2/28/00
      Class L                 (8.49)%   n/a     n/a     17.09%    2/28/00
      Class Y**                 n/a     n/a     n/a        n/a    2/28/00
      --------------------------------------------------------------------
      Goldman Sachs
      Financials Index        (5.96)%   n/a     n/a     19.14%          *


 *Index comparison begins on 2/28/00. Index performance reflects no deduction for fees, expenses or taxes.


**There were no outstanding Class Y shares for the last fiscal year.



                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees


(fees paid directly from your investment)  Class A Class B Class L  Class Y
Maximum sales charge (load)
imposed on purchases (as a % of offering
price)                                      5.00%    None   1.00%     None
Maximum deferred sales charge (load)
(as a % of the lower of net asset value at
purchase or redemption)                     None*   5.00%   1.00%     None
                       Annual fund operating expenses

(expenses deducted from fund assets)       Class A Class B Class L Class Y**
Management fee                              0.80%   0.80%   0.80%    0.80%
Distribution and service (12b-1) fees       0.25%   1.00%   1.00%     None
Other expenses                              0.48%   0.48%   0.49%    0.48%
                                            -----   -----   -----    -----
Total annual fund operating expenses***     1.53%   2.28%   2.29%    1.28%
                                            =====   =====   =====    =====

  * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 ** For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding during the most recent fiscal period.

*** Currently, the manager is waiving a portion of the management fees to limit total annual fund operating expenses as indicated in the table below:



                                     Class A Class B Class L
Total annual fund operating expenses  1.50    2.25    2.25


The manager may change or eliminate the management fee waiver at any time.


Smith Barney Sector Series Inc.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_]You invest $10,000 in the fund for the period shown
[_]Your investment has a 5% return each year
[_]You reinvest all distributions and dividends without a sales charge
[_]The fund's operating expenses (before fee waivers and/or expense reimbursements) remain the same

                      Number of years you own your shares


                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $648  $  959  $1,292   $2,232
Class B (redemption at end of period)  $731  $1,012  $1,320   $2,427
Class B (no redemption)                $231  $  712  $1,220   $2,427
Class L (redemption at end of period)  $430  $  808  $1,313   $2,699
Class L (no redemption)                $330  $  808  $1,313   $2,699
Class Y (with or without redemption)   $130  $  406  $  702   $1,545



                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Smith Barney Health Sciences Fund

Investment objective
Smith Barney Health Sciences Fund (the "Health Sciences Fund") seeks long-term capital appreciation by investing primarily in common stocks.

Principal investment strategies

Key investments Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. These companies may include, for example, pharmaceutical companies; companies involved in biotechnology, medical diagnostic, biochemical or other health care research and development; companies involved in the operation of health care facilities; and other companies involved in the design, manufacture, or sale of health care-related products or services such as medical, dental and optical products, hardware, insurance or services. The fund may invest its assets in securities of foreign issuers in addition to securities of domestic issuers. The fund invests primarily in companies with medium and large market capitalizations. To a lesser extent, the fund also may invest in common stocks of companies with small market capitalizations. Medium and large market capitalization companies are those companies with market capitalizations exceeding $5 billion.


Selection process The fund normally invests at least 80% of its assets in companies doing business in the health sciences sector. The remainder of the fund's assets are not required to be invested in that sector. To determine whether a company is principally doing business in the sector, it must meet at least one of the following tests:

[_]At least 50% of its gross income or its net sales must come from activities in the sector;
[_]At least 50% of its assets must be devoted to producing revenues from the sector; or
[_]Based on other available information, the manager determines that the company's primary business is within the sector.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered, among other things, include long-term growth potential, earnings estimates and quality of management.


Smith Barney Sector Series Inc.

The fund may lend its securities to earn income for the fund.

The fund may, but is not required to, use various techniques, such as buying and selling futures and options contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The fund may engage in foreign currency transactions solely to manage its exposure to foreign securities. If the fund's strategies do not work as intended, the fund may not achieve its objective.

Principal risks of investing in the fund
Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, because:

[_]Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.
[_]Foreign markets can be more volatile than the U.S. market because of increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Currency fluctuations may adversely impact the fund's investments.
[_]The health science industries are subject to government regulation and government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence. Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security or the fund's performance. The performance of the health sciences sector may differ in direction and degree from that of the overall stock market.
[_]The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.
[_]The fund is "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to events affecting those issuers. The fund's investments are spread across the sector on which it focuses. However, because those investments are limited to a comparatively narrow segment of the economy, the fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. This means that the fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to go up and down more rapidly. As a result, the value of your investment in the fund may rise or fall rapidly.


                                                      Smith Barney Mutual Funds

[_]The manager's judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock may prove to be incorrect.

Who may want to invest The fund may be an appropriate investment if you:

[_]Are seeking to participate in the long-term growth potential of the health sciences industry
[_]Are seeking capital appreciation and can tolerate significant short-term volatility
[_]Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities
[_]Are comfortable with the risks of the stock market and the special risks of foreign securities, including emerging market securities
[_]Currently have exposure to the stock market and can tolerate concentrated investment in a single market sector



Risk return bar chart


This bar chart indicates the risk of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class A shares since inception. Class B, L and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


                        Total Return for Class A Shares


                                    [CHART]


                                  01    -10.82

                        Calendar years ended December 31



Quarterly returns:


Highest: 4.59% in 4th quarter 2001; Lowest: (17.18) in 1st quarter 2001





Smith Barney Sector Series Inc.

Risk return table


This table compares the before and after-tax average annual total return of the fund for the periods shown with that of the Goldman Sachs Healthcare Index, a broad-based unmanaged index composed of health care service companies. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class A shares and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable redemption of shares at the end of the period and the reinvestment of distributions and dividends.


                         Average Annual Total Returns
                     Calendar Year Ended December 31, 2001


                                                       Since   Inception
                            1 year  5 years 10 years Inception   Date
      Class A
      Return Before Taxes  (15.28)%   n/a     n/a      6.58%      2/28/00
      Return After Taxes
      on Distributions     (14.85)%   n/a     n/a      6.57%      2/28/00
      Return After Taxes
      on Distributions and
      Sale of Fund Shares   (8.37)%   n/a     n/a      5.76%      2/28/00
      Other Classes (Return Before Taxes Only)
      Class B              (15.93)%   n/a     n/a      6.74%      2/28/00
      Class L              (13.26)%   n/a     n/a      8.19%      2/28/00
      Class Y**              n/a      n/a     n/a       n/a       2/28/00
      -------------------------------------------------------------------
      Goldman Sachs
      Healthcare Index     (12.04)%   n/a     n/a      9.56%            *


 *IndexComparison begins on 2/28/00. Index performance reflects no deduction for fees, expenses or taxes.

**There were no outstanding Class Y shares for the last fiscal year.


                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees


(fees paid directly from your investment) Class A Class B Class L  Class Y
 Maximum sales charge (load)
 imposed on purchases
 (as a % of offering price)                5.00%    None   1.00%     None
 Maximum deferred sales charge (load)
 (as a % of the lower of net asset value
 at purchase or redemption)                None*   5.00%   1.00%     None
                      Annual fund operating expenses
(expenses deducted from fund assets)      Class A Class B Class L Class Y**
 Management fee                            0.80%   0.80%   0.80%    0.80%
 Distribution and service (12b-1) fees     0.25%   1.00%   1.00%     None
 Other expenses                            0.48%   0.48%   0.48%    0.48%
                                           -----   -----   -----    -----
 Total annual fund operating
 expenses***                               1.53%   2.28%   2.28%    1.28%
                                           =====   =====   =====    =====

  * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 ** For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding during the most recent fiscal period.

*** Currently, the manager is waiving a portion of the management fees to limit total annual fund operating expenses as indicated in the table below:


                                     Class A Class B Class L
Total annual fund operating expenses  1.50    2.25    2.25

The manager may change or eliminate the management fee waiver at any time.


Smith Barney Sector Series Inc.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
[_]You invest $10,000 in the fund for the period shown
[_]Your investment has a 5% return each year
[_]You reinvest all distributions and dividends without a sales charge
[_]The fund's operating expenses (before fee waivers and/or expense reimbursements) remain the same

                      Number of years you own your shares


                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $648  $  959  $1,292   $2,232
Class B (redemption at end of period)  $731  $1,012  $1,320   $2,427
Class B (no redemption)                $231  $  712  $1,220   $2,427
Class L (redemption at end of period)  $429  $  805  $1,308   $2,689
Class L (no redemption)                $329  $  805  $1,308   $2,689
Class Y (with or without redemption)   $130  $  406  $  702   $1,545



                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Smith Barney Technology Fund

Investment objective
Smith Barney Technology Fund (the "Technology Fund") seeks long-term capital appreciation by investing primarily in common stocks.

Principal investment strategies

Key investments Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The fund may invest its assets in securities of foreign issuers in addition to securities of domestic issuers. The fund invests primarily in companies with medium and large market capitalizations. To a lesser extent, the fund also may invest in common stocks of companies with small market capitalizations. Medium and large market capitalization companies are those companies with market capitalizations exceeding $5 billion.


Selection process The fund normally invests at least 80% of its assets in companies doing business in the technology sector. The remainder of the fund's assets are not required to be invested in that sector. To determine whether a company is principally doing business in the sector, it must meet at least one of the following tests:

[_]At least 50% of its gross income or its net sales must come from activities in the sector;
[_]At least 50% of its assets must be devoted to producing revenues from the sector; or
[_]Based on other available information, the manager determines that the company's primary business is within the sector.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered, among other things, include long-term growth potential, earnings estimates and quality of management.

The fund may lend its securities to earn income for the fund.


Smith Barney Sector Series Inc.

The fund may, but is not required to, use various techniques, such as buying and selling futures and options contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The fund may engage in foreign currency transactions solely to manage its exposure to foreign securities. If the fund's strategies do not work as intended, the fund may not achieve its objective.

Principal risks of investing in the fund
Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, because:

[_]Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.
[_]Foreign markets can be more volatile than the U.S. market because of increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Currency fluctuations may adversely impact the fund's investments.
[_]Technology companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants. The technology sector may be subject to greater governmental regulation than many other areas, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on the sector. The performance of the technology sector may differ in direction and degree from that of the overall stock market.
[_]The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks such as limited product lines, markets and financial or managerial resources.
[_]The fund is "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. The fund's investments are spread across the sector on which it focuses. However, because those investments are limited to a comparatively narrow segment of the economy, the fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. This means that the fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to go up and down more rapidly. As a result, the value of your investment in the fund may rise or fall rapidly.


                                                      Smith Barney Mutual Funds

[_]The manager's judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock may prove to be incorrect.

Who may want to invest The fund may be an appropriate investment if you:

[_]Are seeking to participate in the long-term growth potential of the technology industry
[_]Are seeking capital appreciation and can tolerate significant short-term volatility
[_]Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities
[_]Are comfortable with the risks of the stock market and the special risks of foreign securities, including emerging market securities
[_]Currently have exposure to the stock market and can tolerate concentrated investment in a single market sector.



Risk return bar chart


This bar chart indicates the risk of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class A shares since inception. Class B, L and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


                        Total Return for Class A Shares


                                     [CHART]

                                 2001       -23.66%

                        Calendar years ended December 31





Quarterly returns:


Highest: 38.83% in 4th quarter 2001; Lowest: (35.61)% in 3rd quarter 2001





Smith Barney Sector Series Inc.

Risk return table


This table compares the before and after tax average annual total return of the fund for the periods shown with that of the Goldman Sachs Technology Index, a broad-based unmanaged index composed of companies in hardware, computer, software, services, semi-conductors, Internet and multimedia networking. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class A shares and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable, redemption of shares at the end of the period and the reinvestment of distributions and dividends.


                         Average Annual Total Returns
                     Calendar Year Ended December 31, 2001


                                                       Since   Inception
                           1 year   5 years 10 years Inception   Date
      Class A
      Return Before Taxes  (27.47)%  n/a      n/a     (38.05)%    2/28/00
      Return After Taxes
      on Distributions     (27.47)%  n/a      n/a     (38.05)%    2/28/00
      Return After Taxes
      on Distributions and
      Sale of Fund Shares  (16.59)%   n/a     n/a     (29.07)%    2/28/00
      Other Classes (Return Before Taxes Only)
      Class B              (28.05)%  n/a      n/a     (38.17)%    2/28/00
      Class L              (25.77)%  n/a      n/a     (37.13)%    2/28/00
      Class Y**              n/a     n/a      n/a       n/a       2/28/00
      -------------------------------------------------------------------
      Goldman Sachs
      Technology Index     (28.57)%  n/a      n/a     (39.20)%          *


 *Index Comparison begins on 2/28/00. Index performance reflects no deduction for fees, expenses or taxes.

**There were no outstanding Class Y shares for the last fiscal year.


                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees


(fees paid directly from your investment)  Class A Class B Class L  Class Y
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)                  5.00%    None   1.00%     None
Maximum deferred sales charge (load)
(as a % of the lower of net asset value at
purchase or redemption)                     None*   5.00%   1.00%     None
                       Annual fund operating expenses
(expenses deducted from fund assets)       Class A Class B Class L Class Y**
Management fee                              0.95%   0.95%   0.95%    0.95%
Distribution and service (12b-1) fees       0.25%   1.00%   1.00%     None
Other expenses                              0.38%   0.38%   0.38%    0.38%
                                            -----   -----   -----    -----
Total annual fund operating
expenses***                                 1.58%   2.33%   2.33%    1.33%
                                            =====   =====   =====    =====

  * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 ** For Class Y shares, "Other expenses" have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the most recent fiscal period.

*** Currently, the manager is waiving a portion of the management fees to limit total annual fund operating expenses as indicated in the table below:


                                     Class A Class B Class L
Total annual fund operating expenses  1.50    2.25    2.25

The manager may change or eliminate the management fee waiver at any time.


Smith Barney Sector Series Inc.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
[_]You invest $10,000 in the fund for the period shown
[_]Your investment has a 5% return each year
[_]You reinvest all distributions and dividends without a sales charge
[_]The fund's operating expenses (before fee waivers and/or expense reimbursements) remain the same

                      Number of years you own your shares


                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $653  $  974  $1,317   $2,284
Class B (redemption at end of period)  $736  $1,027  $1,345   $2,479
Class B (no redemption)                $236  $  727  $1,245   $2,479
Class L (redemption at end of period)  $434  $  820  $1,333   $2,739
Class L (no redemption)                $334  $  820  $1,333   $2,739
Class Y (with or without redemption)   $135  $  421  $  729   $1,601



                                                      Smith Barney Mutual Funds

  More on the funds' investments

Foreign investments Each fund's investments in securities of foreign issuers involves greater risk than investments in securities of U.S. issuers. Many foreign countries the funds may invest in have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Derivatives and hedging techniques Each fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

[_]To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
[_]To settle transactions in securities quoted in foreign currencies
[_]As a substitute for buying or selling securities
[_]As a cash flow management technique

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on each fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. Each fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.


Smith Barney Sector Series Inc.

Master/feeder option Each fund may in the future seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

  Management


Manager Each fund's investment manager is Smith Barney Fund Management LLC, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 333 West 34th Street, New York, New York 10001. The manager oversees the selection of a fund's investments and its general operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Pursuant to a written agreement, State Street Bank and Trust Company provides certain fund accounting services and calculates the daily net asset value for each of the funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


Subadviser Citi Fund Management Inc., an affiliate of the manager, located at 100 First Stamford Place, Stamford, Connecticut 06902, serves as subadviser to each fund. The manager, and not the funds, pays the subadviser for its services out of its management fee. The subadviser, utilizing a portfolio management team approach, manages a fund's investment portfolio, subject to the supervision of the manager. The subadviser provides investment management and advisory services to other mutual funds and, with its affiliates, as of December 31, 2001 manages over $38.4 billion in assets worldwide.



Management fees For services provided to the funds during the funds last fiscal year, each fund paid the manager the annual investment management fee described below (based on a percentage of a fund's average daily net assets):



Financial Services Fund:                                            0.76%


Health Sciences Fund:                                               0.77%


Technology Fund:                                                    0.87%



Sub-Advisory fees For services provided to the funds during the funds last fiscal year, the manager paid the subadviser the annual subadvisory fee described below (based on a percentage of a fund's average daily net assets):



Financial Services Fund:                                            0.47%


Health Sciences Fund:                                               0.48%


Technology Fund:                                                    0.60%



                                                      Smith Barney Mutual Funds

Distribution plans Each fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under each plan, each fund pays distribution and service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Travelers Bank & Trust, fsb serves as each fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreement with PFPC Global Fund Services and Primerica Shareholder Services to serve as each fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents will perform certain shareholder record keeping and accounting services.





Smith Barney Sector Series Inc.

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

[_]If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
[_]For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
[_]Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:
[_]A broker-dealer, financial intermediary, financial institution or a distributor's financial consultant (each called a "Service Agent").
[_]The fund, but only if you are investing through certain qualified plans or Service Agents.

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                Initial           Additional
                                      Classes A, B, L   Class Y   All Classes
General                                   $1,000      $15 million     $50
IRAs, Self Employed Retirement
Plans, Uniform Gift to Minor
Accounts                                  $  250      $15 million     $50
Qualified Retirement Plans*               $   25      $15 million     $25
Simple IRAs                               $    1          n/a         $ 1
Monthly Systematic Investment Plans       $   25          n/a         $25
Quarterly Systematic Investment Plans     $   50          n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


                                                      Smith Barney Mutual Funds

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                   Class A          Class B         Class L        Class Y
Key features   .Initial sales   .No initial     .The initial    .No initial or
                charge           sales charge    sales charge    deferred
               .You may         .Deferred        is lower than   sales charge
                qualify for      sales charge    Class A        .Must invest
                reduction or     declines over  .Deferred        at least $15
                waiver of ini-   time            sales charge    million
                tial sales      .Converts to     for only 1     .Lower
                charge           Class A after   year            annual ex-
               .Lower            8 years        .Does not        penses than
                annual ex-      .Higher          convert to      the other
                penses than      annual ex-      Class A         classes
                Class B and      penses than    .Higher
                Class L          Class A         annual ex-
                                                 penses than
                                                 Class A
------------------------------------------------------------------------------
Initial sales  Up to 5.00%;     None            1.00%           None
charge         reduced for
               large purchases
               and waived for
               certain
               investors; no
               charge for
               purchases of
               $1,000,000 or
               more
------------------------------------------------------------------------------
Deferred sales 1.00% on         Up to 5.00%     1.00% if you    None
charge         purchases of     charged when    redeem within
               $1,000,000 or    you redeem      1 year of
               more if you      shares. The     purchase
               redeem within    charge is
               1 year of        reduced over
               purchase         time and there
                                is no deferred
                                sales charge
                                after 6 years
------------------------------------------------------------------------------
Annual         0.25% of         1.00% of        1.00% of        None
distribution   average daily    average daily   average daily
and service    net assets       net assets      net assets
fees
------------------------------------------------------------------------------
Exchange       Class A shares   Class B shares  Class L shares  Class Y shares
privilege*     of most Smith    of most Smith   of most Smith   of most Smith
               Barney funds     Barney funds    Barney funds    Barney funds
------------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.


Smith Barney Sector Series Inc.

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.


The table below also shows the amount of Service Agent compensation that is paid out of the sales charge. This compensation includes commissions and other fees which Service Agents that sell shares of a fund receive. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.



                                                         Service Agent
                                  Sales Charge as a % of   Commission
                                  Offering   Net amount    as a % of
Amount of purchase                price (%) invested (%) offering price
Less than $25,000                   5.00        5.26             4.50
$25,000 but less than $50,000       4.25        4.44             3.83
$50,000 but less than $100,000      3.75        3.90             3.38
$100,000 but less than $250,000     3.25        3.36             2.93
$250,000 but less than $500,000     2.75        2.83             2.48
$500,000 but less than $1,000,000   2.00        2.04             1.80
$1,000,000 or more                   -0-         -0-      up to 1.00*

*Adistributor pays up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.


                                                      Smith Barney Mutual Funds

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

  Accumulation privilege - lets you combine the current value of Class A shares owned

 [_]by you, or
 [_]by members of your immediate family,

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

  Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge made within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_]Employees of NASD members
[_]Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[_]Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge 5%  4%  3%  2%  1%        0%


Smith Barney Sector Series Inc.

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                           Shares issued:         Shares issued:
                           On reinvestment of     Upon exchange from
Shares issued:             dividends and          another Smith Barney
At initial purchase        distributions          fund
Eight years after the date In same proportion     On the date the shares
of purchase                as the number of       originally acquired
                           Class B shares         would have converted
                           converting is to total into Class A shares
                           Class B shares you
                           own (excluding
                           shares issued as a
                           dividend)

Class L shares (available through certain Service Agents)

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of any other Smith Barney funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2002.


Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

Class Y shares (available through certain Service Agents)
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.



                                                      Smith Barney Mutual Funds

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_]Shares exchanged for shares of another Smith Barney fund
[_]Shares representing reinvested distributions and dividends
[_]Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

[_]On payments made through certain systematic withdrawal plans
[_]On certain distributions from a retirement plan
[_]For involuntary redemptions of small account balances
[_]For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


Smith Barney Sector Series Inc.

  Buying shares


Through a Service You should contact your Service Agent to open a bro-
            Agent kerage account and make arrangements to buy shares.
                  If you do not provide the following information, your order will be rejected:

                  [_]Class of shares being bought
                  [_]Dollar amount or number of shares being bought

                  Your Service Agent may charge an annual account
                  maintenance fee.
--------------------------------------------------------------------------------
 Through the fund Qualified retirement plans and certain other investors who are clients of a certain Service Agents are eligible
                  to buy shares directly from the fund.

                  [_]Write the fund at the following address:
                      Smith Barney Sector Series Inc.
                      (Specify fund and class of shares)
                      c/o PFPC Global Fund Services
                      P.O. Box 9699
                      Providence, Rhode Island 02940-9699
                  [_]Enclose a check to pay for the shares. For initial
                     purchases, complete and send an account
                     application.
                  [_]For more information, please call Smith Barney
                     Shareholder Services at 1-800-451-2010.
--------------------------------------------------------------------------------
        Through a You may authorize a Service Agent or the applicable systematic sub-transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                  age account opened with a Service Agent or (iii) cer-
                  tain money market funds, in order to buy shares on a
                  regular basis.

                  [_]Amounts transferred should be at least $25 monthly
                     or $50 quarterly
                  [_]If you do not have sufficient funds in your account
                     on a transfer date, your Service Agent or the appli-cable sub-transfer agent may charge you a fee

                  For more information, contact your Service Agent or the trans-fer agent or consult the SAI.



                                                      Smith Barney Mutual Funds

  Exchanging shares


 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund you are exchang-
       help meet the ing into. An exchange is a taxable transaction.
    varying needs of
      both large and [_]You may exchange shares only for shares of the
     small investors    same class of another Smith Barney fund. Not all
                        Smith Barney funds offer all classes.
                     [_]Not all Smith Barney funds may be offered in your
                        state of residence. Contact your Service Agent or the
                        transfer agent for further information.
                     [_]Exchanges of Class A, Class B and Class L shares are
                        subject to minimum investment requirements
                        (except for systematic investment plan exchanges),
                        and all shares are subject to the other requirements
                        of the fund into which exchanges are made.
                     [_]If you hold share certificates, the applicable sub-
                        transfer agent must receive the certificates endorsed
                        for transfer or with signed stock powers (documents
                        transferring ownership of certificates) before the
                        exchange is effective.
                     [_]A fund may suspend or terminate your exchange
                        privilege if you engage in an excessive pattern of
                        exchanges.
--------------------------------------------------------------------------------
           Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will continue to be
                     measured from the date of your original purchase. If
                     the fund you exchange into has a higher deferred sales
                     charge, you will be subject to that charge. If you ex-
                     change at any time into a fund with a lower charge, the
                     sales charge will not be reduced.
--------------------------------------------------------------------------------
        By telephone If you do not have a brokerage account with a Service
                     Agent, you may be eligible to exchange shares through
                     the fund. You must complete an authorization form to
                     authorize telephone transfers. If eligible, you may make
                     telephone exchanges on any day the New York Stock
                     Exchange is open. For clients of a PFS Investments
                     Registered Representative, call Primerica Shareholder
                     Services at 1-800-544-5445 between 8:00 a.m. and



Smith Barney Sector Series Inc.

                8:00 p.m. (Eastern time). All other shareholders should call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                You can make telephone exchanges only between ac-counts that have identical registrations.
        ---------------------------------------------------------------
        By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.


                                                      Smith Barney Mutual Funds

  Redeeming shares


      Generally Contact your Service Agent to redeem shares of a fund.

                If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the re-demption is effective.

                If the shares are held by a fiduciary or corporation, other documents may be required.

                Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-
                count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
      -------------------------------------------------------------------
        By mail For accounts held directly at the fund, send written requests to the fund at either of the following addresses:

                For clients of a PFS Investments Registered Representa-tive, write Primerica Shareholder Services at the follow-ing address:
                    Primerica Shareholder Services
                    P.O. Box 9662
                    Providence, RI 02940-9662

                For all other investors, send your request to PFPC Global Fund Services at the following address:
                    Smith Barney Sector Series Inc.
                    (Specify fund and class of shares)
                    c/o PFPC Global Fund Services
                    P.O. Box 9699
                    Providence, Rhode Island 02940-9699



Smith Barney Sector Series Inc.

                 Your written request must provide the following:

                 [_]The fund name and account number
                 [_]The class of shares and the dollar amount or num-
                    ber of shares to be redeemed
                 [_]Signatures of each owner exactly as the account is
                    registered
--------------------------------------------------------------------------------
    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares (except
                 those held in retirement plans) in amounts up to
                 $50,000 per day through the fund. You must complete
                 an authorization form to authorize telephone re-
                 demptions. If eligible, you may request redemptions by
                 telephone on any day the New York Stock Exchange is
                 open. For clients of a PFS Investments Registered Rep-
                 resentative, call Primerica Shareholder Services at
                 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                 (Eastern time). All other shareholders should call the
                 transfer agent at 1-800-451-2010 between 9:00 a.m. and
                 4:00 p.m. (Eastern time). Requests received after the
                 close of regular trading on the Exchange are priced at
                 the net asset value next determined.

                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization
                 form to change the bank account designated to receive
                 wire or electronic transfers and you may be asked to
                 provide certain other documents. A sub-transfer agent
                 may charge a fee on an electronic transfer (ACH).
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 [_]Your shares must not be represented by certificates
                 [_]All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.



                                                      Smith Barney Mutual Funds

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

[_]Name of the fund
[_]Account number
[_]Class of shares being bought, exchanged or redeemed
[_]Dollar amount or number of shares being bought, exchanged or redeemed
[_]Signature of each owner exactly as the account is registered

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information for your account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:


[_]Are redeeming over $50,000


[_]Are sending signed share certificates or stock powers to the applicable sub-transfer agent


[_]Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account

[_]Changed your account registration
[_]Want the check paid to someone other than the account owner(s)
[_]Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each fund has the right to:

[_]Suspend the offering of shares
[_]Waive or change minimum and additional investment amounts
[_]Reject any purchase or exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions
[_]Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission


Smith Barney Sector Series Inc.

[_]Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


Small account balances If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, a fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.


For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to a fund's performance and other shareholders. Each fund may limit additional purchases and/or exchanges by a shareholder.


Share certificates The funds do not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.



                                                      Smith Barney Mutual Funds

  Dividends, distributions and taxes

Dividends Each fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. Each fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Each fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent, or a sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or a sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

Transaction                           Federal tax status
Redemption or exchange of shares      Usually capital gain or loss;
                                      long-term only if shares owned
                                      more than one year
Long-term capital gain distributions  Long-term capital gain
Short-term capital gain distributions Ordinary income
Dividends                             Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, each fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.



Smith Barney Sector Series Inc.

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.




A fund generally values its fund securities based on market prices or quotations. Each fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, a fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. Each fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund could change on days when you cannot buy or redeem shares.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.



Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.



                                                      Smith Barney Mutual Funds

  Financial Highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares of each fund since no Class Y shares were outstanding for the period shown.



Financial Services Fund


  For a Class A shares of capital stock outstanding throughout each year ended October 31, except as noted:



                                         2001     2000(2)
------------------------------------------------------------
Net asset value, beginning of year       $15.89    $11.40
------------------------------------------------------------
Income (loss) from operations:
 Net investment income per share (1)       0.06      0.05
 Net realized and unrealized gain(loss)   (1.55)     4.44
------------------------------------------------------------
Total income (loss) from operations       (1.49)     4.49
------------------------------------------------------------
Less distributions from:
 Net investment income                    (0.06)       --
 Net realized gains                       (0.47)       --
------------------------------------------------------------
Total distributions                       (0.53)       --
------------------------------------------------------------
Net asset value, end of year             $13.87    $15.89
------------------------------------------------------------
Total return                              (9.83)%   39.39%**
------------------------------------------------------------
Net assets, end of year (000)'s         $16,050   $14,276
------------------------------------------------------------
Ratios to average net assets:
 Expenses(1)                               1.50%     1.51%*
 Net investment income                     0.39%     0.69%*
------------------------------------------------------------
Portfolio turnover rate                    0.42%       26%
------------------------------------------------------------





(1)Expense ratios and the per share decrease in net investment income before fee waiver were as follows:



     Net Investment Income Expense Ratio
Year       Per Share       Without Waiver
-----------------------------------------
2001         $0.05              1.53%
2000         $0.05              2.06%*


/(2)/For the period February 28, 2000 (inception date) through October 31, 2000.
 *Annualized.
**Total return is not annualized, as it may not be representative of the total return for the year.


Smith Barney Sector Series Inc.

  For a Class B share of capital stock outstanding throughout each year ended October 31, except as noted:



                                          2001     2000/(2)/
-------------------------------------------------------------
Net asset value, beginning of year        $15.81    $11.40
-------------------------------------------------------------
Income (loss) from operations:
 Net investment loss per share(1)          (0.05)    (0.01)
 Net realized and unrealized gain (loss)   (1.55)     4.42
-------------------------------------------------------------
Total income (loss) from operations        (1.60)     4.41
-------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.01)       --
 Net realized gains                        (0.47)       --
-------------------------------------------------------------
Total distributions                        (0.48)       --
-------------------------------------------------------------
Net asset value, end of year              $13.73    $15.81
-------------------------------------------------------------
Total return                              (10.54)%   36.68%**
-------------------------------------------------------------
Net assets, end of year (000)'s          $33,649   $28,696
-------------------------------------------------------------
Ratios to average net assets:
 Expenses(1)                                2.25%     2.26%*
 Net investment loss                       (0.36)%   (0.07)%*
-------------------------------------------------------------
Portfolio turnover rate                       42%       26%
-------------------------------------------------------------





(1)Expense ratios and the per share decrease in net investment income before fee waiver were as follows:



     Net Investment Expense Ratio
Year Loss Per Share Without Waiver
----------------------------------
2001     $(0.06)         2.28%
2000     $(0.06)         2.81%


/(2)/ For the period August 31, 2000 (inception date) through October 31, 2000.

 *Annualized.
**Total return is not annualized, as it may not be representative of the total return for the year.


                                                      Smith Barney Mutual Funds

  For a Class L share of capital stock outstanding throughout each year ended October 31, except as noted:



                                         2001     2000(2)
------------------------------------------------------------
Net asset value, beginning of year       $15.81    $11.40
------------------------------------------------------------
Income (loss) from operations:
 Net investment loss per share(1)         (0.05)    (0.01)
 Net realized and unrealized gain(loss)   (1.55)     4.42
------------------------------------------------------------
Total income (loss) from operations       (1.60)     4.41
------------------------------------------------------------
Less distributions from:
 Net investment income                    (0.01)       --
 Net realized gains                       (0.47)       --
------------------------------------------------------------
Total distributions                       (0.48)       --
------------------------------------------------------------
Net asset value, end of year             $13.73    $15.81
------------------------------------------------------------
Total return                             (10.55)%   38.68%**
------------------------------------------------------------
Net assets, end of year (000)'s         $29,187   $30,863
------------------------------------------------------------
Ratios to average net assets:
 Expenses(1)                               2.25%     2.26%*
 Net investment loss                      (0.36)%   (0.08)%*
------------------------------------------------------------
Portfolio turnover rate                      42%       26%
------------------------------------------------------------


(1)Expense ratios and the per share decrease in net investment income before fee waiver were as follows:



     Net Investment Expense Ratio
Year Loss Per Share Without Waiver
----------------------------------
2001     $(0.06)         2.29%
2000     $(0.07)         2.81%*


/(2)/For the period August 31, 2000 (inception date) through October 31, 2000.

 * Annualized.
**Total return is not annualized, as it may not be representative of the total return for the year.


Smith Barney Sector Series Inc.

Health Sciences Fund


  For a Class A share of capital stock outstanding throughout each year ended October 31, except as noted:



                                          2001     2000(2)
-------------------------------------------------------------
Net asset value, beginning of year        $14.49    $11.40
-------------------------------------------------------------
Income (loss) from operations:
 Net investment loss per share(1)          (0.08)    (0.04)
 Net realized and unrealized gain (loss)   (1.29)     3.13
-------------------------------------------------------------
Total income (loss) from operations        (1.37)     3.09
-------------------------------------------------------------
Less distributions from:
 Net investment income                        --        --
 Net realized gains                        (0.40)       --
-------------------------------------------------------------
Total distributions                        (0.40)       --
-------------------------------------------------------------
Net asset value, end of year              $12.72    $14.49
-------------------------------------------------------------
Total return                               (9.83)%   27.11%**
-------------------------------------------------------------
Net assets, end of year (000)'s          $19,806   $16,980
-------------------------------------------------------------
Ratios to average net assets:
 Expenses(1)                                1.50%     1.52%*
 Net investment loss                       (0.63)%   (0.67)%*
Portfolio turnover rate                       34%       26%
-------------------------------------------------------------


(1)Expense ratios and the per share decrease in net investment income before fee waiver were as follows:


/(2)/ For the period February 28, 2000 (inception date) through October 31,
2000.


     Net Investment Expense Ratio
Year Loss Per Share Without Waiver
----------------------------------
2001     $(0.09)         1.53%
2000      (0.04)         1.94*


 * Annualized.
**Total return is not annualized, as it may not be representative of the total return for the year.


                                                      Smith Barney Mutual Funds

  For a Class B share of capital stock outstanding throughout each year ended October 31, except as noted:



                                          2001     2000(2)
-------------------------------------------------------------
Net asset value, beginning of year        $14.42    $11.40
-------------------------------------------------------------
Income (loss) from operations:
 Net investment loss per share(1)          (0.18)    (0.09)
 Net realized and unrealized gain (loss)   (1.28)     3.11
-------------------------------------------------------------
Total income (loss) from operations        (1.46)     3.02
-------------------------------------------------------------
Less distributions from:
 Net investment income                        --        --
 Net realized gains                        (0.40)       --
-------------------------------------------------------------
Total distributions                        (0.40)       --
-------------------------------------------------------------
Net asset value, end of year              $12.56    $14.42
-------------------------------------------------------------
Total return                              (10.51)%   26.49%**
-------------------------------------------------------------
Net assets, end of year (000)'s           $34,146   $28,694
-------------------------------------------------------------
Ratios to average net assets:
 Expenses(1)                                2.25%     2.26%*
 Net investment loss                       (1.38)%   (1.41)%*
-------------------------------------------------------------
Portfolio turnover rate                       34%       26%
-------------------------------------------------------------


/(1)/Expense ratios and the per share decrease in net investment income before fee waivers were as follows:


/(2)/ For the period February 28, 2000 (inception date) through October 31,
2000.


     Net Investment Expense Ratio
Year Loss Per Share Without Waiver
----------------------------------
2001     $(0.18)         2.28%
2000     $(0.10)         2.68%*


 *Annualized.
**Total return is not annualized, as it may not be representative of the total return for the year.


Smith Barney Sector Series Inc.

  For a Class L share of capital stock outstanding throughout each year ended October 31, except as noted:



                                          2001     2000(2)
-------------------------------------------------------------
Net asset value, beginning of year        $14.42    $11.40
-------------------------------------------------------------
Income (loss) from operations:
 Net investment loss per share(1)          (0.18)    (0.09)
 Net realized and unrealized gain (loss)   (0.28)     3.11
-------------------------------------------------------------
Total income (loss) from operations        (1.46)     3.02
-------------------------------------------------------------
Less distributions from:
 Net investment income                        --        --
 Net realized gains                        (0.40)       --
Total distributions                        (0.40)       --
-------------------------------------------------------------
Net asset value, end of year              $12.56    $14.42
-------------------------------------------------------------
Total return                              (10.51)%   26.49%**
-------------------------------------------------------------
Net assets, end of year (000)'s          $26,932   $26,273
-------------------------------------------------------------
Ratios to average net assets:
 Expenses(1)                                2.25%     2.27%*
 Net investment loss                       (1.37)%   (1.42)%*
Portfolio turnover rate                       34%       26%
-------------------------------------------------------------


(1)Expense ratios and the per share decrease in net investment income before fee waivers were as follows:

/(2)/ For the period August 31, 2000 (inception date) through October 31, 2000

     Net Investment Expense Ratio
Year Loss Per Share Without Waiver
----------------------------------
2001     $(0.18)         2.28%
2000     $(0.10)         2.68%*


 *Annualized.
**Total return is not annualized, as it may not be representative of the total return for the year.


                                                      Smith Barney Mutual Funds

Technology Fund


  For a Class A share of capital stock outstanding throughout each year ended October 31, except as noted:



                                    2001     2000(2)
--------------------------------------------------------
Net asset value, beginning of year   $9.14    $11.40
--------------------------------------------------------
Loss from operations:
 Net investment loss(1)              (0.08)    (0.07)
 Net realized and unrealized loss    (4.85)    (2.19)
--------------------------------------------------------
Total loss from operations           (4.93)    (2.26)
--------------------------------------------------------
Less distributions from:
 Net investment income                  --        --
 Net realized gains                     --        --
Total distributions                     --        --
--------------------------------------------------------
Net asset value, end of year         $4.21     $9.14
--------------------------------------------------------
Total return                        (53.94)%  (19.82)%**
--------------------------------------------------------
Net assets, end of year (000)'s    $27,058   $46,363
--------------------------------------------------------
Ratios to average net assets:
 Expenses(1)                          1.50%     1.52%*
 Net investment loss                 (1.31)%   (1.31)%*
--------------------------------------------------------
Portfolio turnover rate                 62%       24%
--------------------------------------------------------


(1)Expense ratios and the per share decrease in net investment income before fee waivers were as follows:


     Net Investment Expense Ratio
Year Loss Per Share Without Waiver
----------------------------------
2001     $(0.08)         1.58%
2000     $(0.07)         1.60%



/(2)/ For the period February 28, 2000 (inception date) through October 31,
2000.

 *Annualized.
**Total return is not annualized, as it may not be representative of the total return for the year.


Smith Barney Sector Series Inc.

  For a Class B share of capital stock outstanding throughout each year ended October 31, except as noted:



                                    2001     2000/(2)/
--------------------------------------------------------
Net asset value, beginning of year   $9.09    $11.40
--------------------------------------------------------
Loss from operations:
 Net investment loss(1)              (0.12)    (0.12)
 Net realized and unrealized loss    (4.81)    (2.19)
--------------------------------------------------------
Total loss from operations           (4.93)    (2.31)
--------------------------------------------------------
Less distributions from:
 Net investment income                  --        --
 Net realized gains                     --        --
Total distributions                     --        --
--------------------------------------------------------
Net asset value, end of year         $4.16     $9.09
--------------------------------------------------------
Total return                        (54.24)%  (20.26)%**
--------------------------------------------------------
Net assets, end of year (000)'s    $45,266   $74,227
--------------------------------------------------------
Ratios to average net assets:
 Expenses(1)                          2.25%     2.27%*
 Net investment loss                 (2.06)%   (2.06)%*
--------------------------------------------------------
Portfolio turnover rate                 62%       24%
--------------------------------------------------------





(1)Expense ratios and the per share decrease in net investment income before fee waivers were as follows:



     Net Investment Expense Ratio
Year Loss Per Share Without Waiver
----------------------------------
2001     $(0.12)         2.33%
2000     $(0.12)         2.35%*


/(2)/For the period February 28, 2000 (inception date) through October 31, 2000.
 *Annualized.
**Total return is not annualized, as it may not be representative of the total return for the year.


                                                      Smith Barney Mutual Funds

  For a Class L share of capital stock outstanding throughout each year ended October 31, except as noted:



                                    2001     2000/(2)/
--------------------------------------------------------
Net asset value, beginning of year   $9.09    $11.40
--------------------------------------------------------
Loss from operations:
 Net investment loss/(1)/            (0.12)    (0.12)
 Net realized and unrealized loss    (4.81)    (2.19)
--------------------------------------------------------
Total loss from operations           (4.93)    (2.31)
--------------------------------------------------------
Less distributions from:
 Net investment income                  --        --
 Net realized gains                     --        --
Total distributions                     --        --
--------------------------------------------------------
Net asset value, end of year         $4.16     $9.09
--------------------------------------------------------
Total return                        (54.24)%  (20.26)%**
--------------------------------------------------------
Net assets, end of year (000)'s    $39,127   $67,815
--------------------------------------------------------
Ratios to average net assets:
 Expenses/(1)/                        2.25%     2.27%*
 Net investment loss                 (2.06)%   (2.06)%*
--------------------------------------------------------
Portfolio turnover rate                 62%       24%
--------------------------------------------------------





(1)Expense ratios and the per share decrease in net investment income before fee waivers were as follows:





     Net Investment Expense Ratio
Year Loss Per Share Without Waiver
----------------------------------
2001     $(0.12)         2.33%
2000     $(0.12)         2.35%*


/(2)/For the period February 28, 2000 (inception date) through October 31, 2000.
 * Annualized.
** Total return is not annualized, as it may not be representative of the total return for the year.


Smith Barney Sector Series Inc.

`

                              [LOGO] Smith Barney
                                     Mutual Funds
                 Your Serious Money. Professionally Managed/SM/

Smith Barney
Financial Services Fund
Health Sciences Fund
Technology Fund

Each an investment portfolio of Smith Barney Sector Series Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about a fund's investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year or period.

Each fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about a fund and is incorporated by reference into (is a legally part of) this prospectus.


You can make inquiries about a fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling one of the fund's sub-transfer agents (Primerica Shareholder Services at 1-800-544-5445 or PFPC Global Fund Services at 1-800-451-2010), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about each fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about each fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about a fund that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-04757)

FD 01756 2/02

                                  PROSPECTUS



            -------------------------------------------------------

                                 SMITH BARNEY
                              BIOTECHNOLOGY FUND

                          SMITH BARNEY GLOBAL MEDIA &
                            TELECOMMUNICATIONS FUND



            -------------------------------------------------------
       Class A, B, L and Y Shares

       February 28, 2002





       The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./sm/

  ---------------------------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
  ---------------------------------------------------------------------------

  Contents



        Investments, risks and performance.........................  2

            Smith Barney Biotechnology Fund........................  2

            Smith Barney Global Media & Telecommunications Fund....  8

        More on the funds' investments............................. 14

        Management................................................. 15

        Choosing a class of shares to buy.......................... 17

        Comparing the funds' classes............................... 18

        Sales charges.............................................. 19

        More about deferred sales charges.......................... 22

        Buying shares.............................................. 23

        Exchanging shares.......................................... 24

        Redeeming shares........................................... 25

        Other things to know about share transactions.............. 27

        Dividends, distributions and taxes......................... 28

        Share price................................................ 30

        Financial Highlights....................................... 31

            Smith Barney Biotechnology Fund........................ 31

            Smith Barney Global Media & Telecommunications Fund.... 34


Each fund is a separate series of Smith Barney Sector Series Inc., a Maryland corporation.


                                                     Smith Barney Mutual Funds 1

  Investments, risks and performance


Smith Barney Biotechnology Fund


Investment objective


Smith Barney Biotechnology Fund (the "Biotechnology Fund") seeks long-term capital appreciation.


Principal investment strategies


Key investments Under normal circumstances, the Biotechnology Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of companies principally engaged in, but not limited to, the research, development, application, manufacture and distribution of various biotechnological and biomedical products, services, processes and related technologies.



The Biotechnology Fund may invest without limitation in securities of foreign issuers. The fund invests primarily in companies with medium and large market capitalizations. To a lesser extent, the fund also may invest in equity securities of companies with small market capitalizations. Medium and large market capitalization companies are those companies with market capitalizations exceeding $5 billion.



Selection process The Biotechnology Fund normally invests at least 80% of its assets in companies doing business in the biotechnology sector. The remainder of the fund's assets are not required to be invested in that sector. To determine whether a company is principally doing business in the sector, it must meet at least one of the following tests:


[_] At least 50% of its gross income or its net sales must come from activities in the sector;
[_] At least 50% of its assets must be devoted to producing revenues from the sector; or
[_] Based on other available information, the manager determines that the company's primary business is within the sector.


In buying and selling securities, the Biotechnology Fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered include, among other things, long-term growth potential, earnings estimates and quality of management. The fund may lend its securities to earn income for the fund.


2 Smith Barney Sector Series Inc.

The Biotechnology Fund may, but is not required to, use various techniques, such as buying and selling futures and options contracts, to increase or decrease its exposure to changing security prices or other factors that affect security values. The fund may engage in foreign currency transactions solely to manage its exposure to foreign securities. If the fund's strategies do not work as intended, the fund may not achieve its objective.


Principal risks of investing in the Fund


Investors could lose money on their investments in the Biotechnology Fund, or the fund may not perform as well as other investments, because:


[_] Stock markets are volatile and can decline significantly. The fund may invest a substantial portion of its assets in foreign securities. Foreign markets can be more volatile and can perform differently than the U.S. market because of increased risks of adverse issuer, political, regulatory, market or economic developments. Currency fluctuations may adversely impact the fund's investments.
[_] The biotechnology industry can be adversely affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation. Biotechnology companies can have persistent losses during a new product's transition from development to production, and revenue patterns can be erratic.
[_] The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

[_] The Biotechnology Fund is "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. The fund's investments are spread across the sector on which it focuses. However, because those investments are limited to a comparatively narrow segment of the economy, the fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. This means that the fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to increase and decrease more rapidly. As a result, the value of your investment in the fund may rise or fall rapidly.

[_] The judgment of the fund's manager about the attractiveness, growth prospects, value or potential appreciation of a particular stock may prove to be incorrect.

                                                     Smith Barney Mutual Funds 3

Who may want to invest The Biotechnology Fund may be an appropriate investment if you:


[_] Are seeking to participate in the long-term growth potential of the biotechnology sector
[_] Are seeking capital appreciation and can tolerate short-term volatility
[_] Are looking for an investment with potentially greater return but higher risk
[_] Are comfortable with the risks of the stock market and the special risks of foreign securities, including emerging market securities
[_] Currently have exposure to the stock market and can tolerate concentrated investment in a single market sector



Risk return bar chart


This bar chart indicates the risk of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class A shares since inception. Class B, L and Y would have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


                        Total Return for Class A Shares


                                    [CHART]

     01
----------
 (18.74)%

Quarterly returns:


Highest: 20.81% in 2nd quarter 2001; Lowest: (26.55)% in 1st quarter 2001



4 Smith Barney Sector Series Inc.

Risk return table



This table compares the before and after-tax average annual total return of the fund for the periods shown with that of the Dow Jones U.S. Total Market Biotechnology Index, a market cap weighted index based on the Biotechnology sector. The Index is a subset of the Dow Jones U.S. Total Market Index which is a market cap weighted index based on a 95% representation of the United States market value as a whole and the Morgan Stanley Capital International All-World Index ("MSCI Index") which represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class A shares and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable, redemption of shares at the end of the period and the reinvestment of distributions and dividends.



                         Average Annual Total Returns


                     Calendar Year Ended December 31, 2001



                                                        Since   Inception
                             1 year  5 years 10 years Inception   Date
       Class A                                                   8/31/00
       Return Before Taxes  (22.80)%   n/a     n/a    (32.73)%
       Return After Taxes
       on Distributions     (22.80)%   n/a     n/a    (32.73)%
       Return After Taxes
       on Distributions and
       Sale of Fund Shares  (13.77)%   n/a     n/a    (25.82)%
       Other Classes (Return Before Taxes Only)
       Class B              (23.30)%   n/a     n/a    (32.71)%   8/31/00
       Class L              (20.87)%   n/a     n/a    (31.14)%   8/31/00
       Class Y**              n/a      n/a     n/a      n/a      8/31/00
       ------------------------------------------------------------------
       Dow Jones
         Biotechnology
         Index              (20.15)%   n/a     n/a    (26.14)%      *
       MSCI Index           (23.37)%   n/a     n/a    (30.68)%      *
       ------------------------------------------------------------------


* Index Comparison begins on 8/31/00. Index performance reflects no deduction for fees, expenses or taxes.


** There were no outstanding Class Y shares for the last fiscal year.



                                                     Smith Barney Mutual Funds 5

Fee table


This table sets forth the fees and expenses you will pay if you invest in Biotechnology Fund shares.


                               Shareholder fees

   (fees paid directly from your investment) Class A Class B Class L Class Y
    Maximum sales charge (load) imposed
    on purchases (as a % of offering price)   5.00%    None   1.00%   None
    Maximum deferred sales charge (load)
    (as a % of the lower of net asset value
    at purchase or redemption-)               None*   5.00%   1.00%   None

                        Annual fund operating expenses


    (expenses deducted from fund assets)  Class A Class B Class L Class Y**
    Management fee                         0.95%   0.95%   0.95%    0.95%
    Distribution and service (12b-1) fees  0.25%   1.00%   1.00%    None
    Other expenses                         0.78%   0.79%   0.79%    0.78%
                                           -----   -----   -----    -----
    Total annual fund operating
    expenses***                            1.98%   2.74%   2.74%    1.73%


  * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 ** For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding during the most recent fiscal period.


*** Currently, the manager is waiving a portion of the management fees to limit total annual fund operating expenses as indicated in the table below:



                                               Class A Class B Class L
          Total annual fund operating expenses  1.50%   2.25%   2.25%

The manager may change or eliminate the management fee waiver and/or voluntary expense limitation at any time.


6 Smith Barney Sector Series Inc.

Example


This example helps you compare the costs of investing in the Biotechnology Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:


[_] You invest $10,000 in the fund for the period shown
[_] Your investment has a 5% return each year
[_] You reinvest all distributions and dividends without a sales charge
[_] The fund's operating expenses (before fee waivers and/or expense reimbursements) remain the same

                      Number of years you own your shares


                                           1 year 3 years 5 years 10 years
     Class A (with or without redemption)   $691  $1,090  $1,514   $2,691
     Class B (redemption at end of period)  $777  $1,150  $1,550   $2,888
     Class B (no redemption)                $277  $  850  $1,450   $2,888
     Class L (redemption at end of period)  $474  $  942  $1,535   $3,140
     Class L (no redemption)                $374  $  942  $1,535   $3,140
     Class Y (with or without redemption)   $176  $  545  $  939   $2,041


                                                     Smith Barney Mutual Funds 7

  Investments, risks and performance

Smith Barney Global Media & Telecommunications Fund

Investment objective

Smith Barney Global Media & Telecommunications Fund (the "Global Media & Telecommunications Fund") seeks long-term capital appreciation.

Principal investment strategies


Key investments Under normal circumstances, the Global Media & Telecommunications Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of companies principally engaged in, but not limited to, the development, production, sale and distribution of goods or services used in the broadcast and media industries; companies engaged in design, development, manufacture, distribution, or sale of communications services and equipment; and companies that are involved in supplying equipment or services to such companies, as well as companies that offer telephone service, wireless communications, satellite communications, television and movie programming, broadcasting and Internet access.


The Global Media & Telecommunications Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries, including the U.S. The fund invests primarily in companies with medium and large market capitalizations. To a lesser extent, the fund also may invest in equity securities of companies with small market capitalizations. Medium and large market capitalization companies are those companies with market capitalizations exceeding $5 billion.

Selection process The Global Media & Telecommunications Fund normally invests at least 80% of its assets in companies doing business in the media and telecommunications sector. The remainder of the fund's assets are not required to be invested in that sector. To determine whether a company is principally doing business in the sector, it must meet at least one of the following tests:

[_] At least 50% of its gross income or its net sales must come from activities in the sector;
[_] At least 50% of its assets must be devoted to producing revenues from the sector; or

8 Smith Barney Sector Series Inc.

[_] Based on other available information, the manager determines that the company's primary business is within the sector.

In buying and selling securities, the Global Media & Telecommunications Fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered, among other things, include long-term growth potential, earnings estimates and quality of management. The fund may lend its securities to earn income for the fund.

The Global Media & Telecommunication Fund may, but is not required to, use various techniques, such as buying and selling futures and options contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The fund may engage in foreign currency transactions solely to manage its exposure to foreign securities. If the fund's strategies do not work as intended, the fund may not achieve its objective.

Principal risks of investing in the Fund

Investors could lose money on their investments in the Global Media & Telecommunications Fund, or the fund may not perform as well as other investments, because:

[_] Stock markets are volatile and can decline significantly. The fund may invest a substantial portion of its assets in foreign securities. Foreign markets can be more volatile and can perform differently than the U.S. market because of increased risks of adverse issuer, political, regulatory, market or economic developments. Currency fluctuations may adversely impact the fund's investments.
[_] Media companies can be adversely affected by the governmental deregulation of cable and broadcasting, competitive pressures and government regulation. Telecommunications companies are subject to government regulation of rates of return and services that may be offered and can be adversely affected by intense competition.
[_] The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.
[_] The Global Media & Telecommunication Fund is "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to events affecting those issuers. The fund's investments are spread across the sector on which it


                                                     Smith Barney Mutual Funds 9
    focuses. However, because those investments are limited to a compara-tively narrow segment of the economy, the fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. This means that the fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to increase or decrease more rapidly. As a result, the value of your investment in the fund may rise or fall rapidly.

[_] The judgment of the fund's manager about the attractiveness, growth prospects, value or potential appreciation of a particular stock may prove to be incorrect.

Who may want to invest The Global Media & Telecommunications Fund may be an appropriate investment if you:

[_] Are seeking to participate in the long-term growth potential of the media and telecommunications sector
[_] Are seeking capital appreciation and can tolerate significant short-term volatility
[_] Are looking for an investment with potentially greater return but higher risk
[_] Are comfortable with the risks of the stock market and the special risks of foreign securities, including emerging market securities
[_] Currently have exposure to the stock market and can tolerate concentrated investment in a single market sector

10 Smith Barney Sector Series Inc.

Risk return bar chart


This bar chart indicates the risk of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class A shares since inception. Class B, L and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


                        Total Return for Class A Shares


                                  [CHART]

   01
--------
(21.91)%


Quarterly returns:


Highest: 6.11% in 4th quarter 2001; Lowest: (17.09)% in 3rd quarter 2001





                                                    Smith Barney Mutual Funds 11

Risk return table



This table compares the before and after-tax average annual total return of the fund for the periods shown with that of the Morgan Stanley
Capital International All-World Index ("MSCI Index"), a broad-based unmanaged index representing the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class A shares and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.



                         Average Annual Total Returns


                     Calendar Year Ended December 31, 2001



                                                          Since   Inception
                               1 year  5 years 10 years Inception   Date
    Class A                                                        8/31/00
    Return Before Taxes       (25.81)%   n/a     n/a    (33.34)%
    Return After Taxes on
    Distributions             (25.81)%   n/a     n/a    (33.34)%
    Return After Taxes on
    Distributions and Sale of
    Fund Shares               (15.59)%   n/a     n/a    (26.32)%
    Other Classes (Return Before Taxes Only)
    Class B                   (26.48)%   n/a     n/a    (33.36)%   8/31/00
    Class L                   (24.15)%   n/a     n/a    (31.80)%   8/31/00
    Class Y***                  n/a      n/a     n/a      n/a      8/31/00
    ------------------------------------------------------------------------
    MSCI Index                (22.37)%   n/a     n/a    (30.68)%         *


* Index Comparison begins on 8/31/00. Index performance reflects no deduction for fees, expenses or taxes.




*** There were no outstanding Class Y Shares for the last fiscal year.



12 Smith Barney Sector Series Inc.

Fee table

This table sets forth the fees and expenses you will pay if you invest in Global Media & Telecommunications Fund shares.

                               Shareholder fees

   (fees paid directly from your investment) Class A Class B Class L Class Y
    Maximum sales charge (load)
    imposed on purchases
    (as a % of offering price)                5.00%    None   1.00%   None
    Maximum deferred sales charge (load)
    (as a % of the lower of net asset value
    at purchase or redemption)                 None*  5.00%   1.00%   None

                        Annual fund operating expenses


(expenses deducted from fund assets)  Class A Class B Class L Class Y**
Management fee                         0.80%   0.80%   0.80%    0.80%
Distribution and service (12b-1) fees  0.25%   1.00%   1.00%    None
Other expenses                         2.57%   2.57%   2.57%    2.57%
                                       -----   -----   -----    -----
Total annual fund operating
expenses***                            3.62%   4.37%   4.37%    3.37%


  * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 ** For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding during the most recent fiscal period.

*** Currently, the manager is waiving a portion of the management fees and reimburse a portion of "Other expenses" to limit total annual fund operating expenses as indicated in the table below:


                                               Class A Class B Class L
          Total annual fund operating expenses  1.50%   2.25%   2.25%

The manager may change or eliminate the management fee waiver and/or voluntary expense limitation at any time.

                                                    Smith Barney Mutual Funds 13

Example

This example helps you compare the costs of investing in the Global Media & Telecommunications Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_] You invest $10,000 in the fund for the period shown
[_] Your investment has a 5% return each year
[_] You reinvest all distributions and dividends without a sales charge
[_] The fund's operating expenses (before fee waivers and or expense reimbursements) remain the same

                      Number of years you own your shares


                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $846  $1,553  $2,280   $4,186
Class B (redemption at end of period)  $938  $1,623  $2,320   $4,357
Class B (no redemption)                $438  $1,323  $2,220   $4,357
Class L (redemption at end of period)  $634  $1,410  $2,297   $4,565
Class L (no redemption)                $534  $1,410  $2,297   $4,565
Class Y (with or without redemption)   $340  $1,036  $1,755   $3,658


  More on the funds' investments

Foreign investments Each fund's investments in securities of foreign issuers involves greater risk than investments in securities of U.S. issuers. Many foreign countries the funds may invest in have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions such as currency controls or seizure of private businesses or property are more likely.


Derivatives and hedging techniques Each fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:


[_] To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
[_] To settle transactions in securities quoted in foreign currencies


14 Smith Barney Sector Series Inc.

[_] As a substitute for buying or selling securities
[_] As a cash flow management technique

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option Each fund may in the future seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

  Management


Manager Each fund's investment manager is Smith Barney Fund Management LLC, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney") The manager's address is 333 West 34th Street, New York, New York 10001. The manager oversees the selection of a fund's investments and its general operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Pursuant to a written agreement, State Street Bank and Trust Company provides certain fund accounting services and calculates the daily net asset value for each of the funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


                                                    Smith Barney Mutual Funds 15

Subadviser Citigroup Asset Management Ltd., an affiliate of the manager, located at 4th Floor, Cottons Centre, Box 200 Mays Lane, London SE1 2QT, serves as subadviser to each fund. The manager, and not the funds, pays the subadviser for its services out of its management fee. The subadviser, utilizing a portfolio management team approach, manages a fund's investment portfolio, subject to the supervision of the manager. The subadviser provides investment management and advisory services to other mutual funds.



Management fees For services provided to the funds during the funds' last fiscal year, each fund paid the manager the annual investment management fee described below (equal to the following percentage of a fund's average daily net assets):



Biotechnology Fund:                     0.47%
Global Media & Telecommunications Fund: 0.00%



Sub-Advisory fees For services provided to the funds during the funds' last fiscal year, the manager paid the subadviser the annual subadvisory fee described below (equal to the following percentage of a fund's average daily net assets):



Biotechnology Fund:                     0.34%
Global Media & Telecommunications Fund: 0.00%


Distribution plans Each fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under each plan, each fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.



Transfer agent and shareholder servicing agent Travelers Bank & Trust, fsb serves as each fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services to serve as each fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions, including shareholder record keeping and accounting services.



16 Smith Barney Sector Series Inc.

  Choosing a class of shares to buy


You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


[_] If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
[_] For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
[_] Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

[_] A broker/dealer, financial intermediary financial institution or a distributor's financial consultants (each called a "Service Agent")
[_] The fund, but only if you are investing through certain qualified plans or Service Agents.




All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.


Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                           Initial                 Additional
                                       Classes A, B, L   Class Y   All Classes
 General                                   $1,000      $15 million     $50
 IRAs, Self Employed Retirement Plans,
 Uniform Gift to Minor Accounts            $  250      $15 million     $50
 Qualified Retirement Plans*               $   25      $15 million     $25
 Simple IRAs                               $    1          n/a         $ 1
 Monthly Systematic Investment Plans       $   25          n/a         $25
 Quarterly Systematic Investment Plans     $   50          n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


                                                    Smith Barney Mutual Funds 17

  Comparing the funds' classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                    Class A            Class B           Class L          Class Y
Key features   .Initial sales     .No initial sales .The initial      .No initial or
                charge             charge            sales charge is   deferred sales
               .You may qual-     .Deferred sales    lower than        charge
                ify for reduc-     charge de-        Class A          .Must invest at
                tion or waiver     clines over      .Deferred sales    least $15
                of initial sales   time              charge for        million
                charge            .Converts to       only 1 year      .Lower annual
               .Lower annual       Class A after    .Does not con-     expenses than
                expenses than      8 years           vert to Class A   the other
                Class B and       .Higher annual    .Higher annual     classes
                Class L            expenses than     expenses than
                                   Class A           Class A
--------------------------------------------------------------------------------------
Initial sale   Up to 5.00%;       None              1.00%             None
charge         reduced for
               large purchases
               and waived for
               certain investors;
               no charge for
               purchases of
               $1,000,000 or
               more
--------------------------------------------------------------------------------------
Deferred sales 1.00% on           Up to 5.00%       1.00% if you      None
charge         purchases of       charged when      redeem within
               $1,000,000 or      you redeem        1 year of
               more if you        shares. The       purchase
               redeem within      charge is
               1 year of          reduced over
               purchase           time and there is
                                  no deferred sales
                                  charge after
                                  6 years
--------------------------------------------------------------------------------------
Annual         0.25% of average   1.00% of average  1.00% of average  None
distribution   daily net assets   daily net assets  daily net assets
and service
fees
--------------------------------------------------------------------------------------
Exchange       Class A shares of  Class B shares    Class L shares    Class Y shares
privilege*     most Smith         of most Smith     of most Smith     of most Smith
               Barney funds       Barney funds      Barney funds      Barney funds
--------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.


18 Smith Barney Sector Series Inc.

  Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of Service Agent compensation that is paid out of the sales charge. This compensation includes commissions and other fees which Service Agents that sell shares of the fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.




                                                              Service Agent
                                       Sales Charge as a % of  commission
                                                                as a % of
                                       Offering   Net amount    offering
     Amount of purchase                price (%) invested (%)     price
     Less than $25,000                   5.00        5.26            4.50
     $25,000 but less than $50,000       4.25        4.44            3.83
     $50,000 but less than $100,000      3.75        3.90            3.38
     $100,000 but less than $250,000     3.25        3.36            2.93
     $250,000 but less than $500,000     2.75        2.83            2.48
     $500,000 but less than $1,000,000   2.00        2.04            1.80
     $1,000,000 or more                   -0-         -0-      up to 1.00*


* A distributor pays up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


                                                    Smith Barney Mutual Funds 19

Accumulation privilege - lets you combine the current value of Class A shares owned

[_] by you,or
[_] by membersof your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of a fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge made within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_] Employees of NASD members
[_] Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup
[_] Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

           Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
           Deferred sales charge 5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.


20 Smith Barney Sector Series Inc.

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


    Shares issued:               Shares issued:             Shares issued:
    At initial                   On reinvestment of         Upon exchange from
    purchase                     dividends and              another Smith Barney
                                 distributions              fund

    Eight years after the date   In same proportion as      On the date the
    of purchase                  the number of Class B      shares originally
                                 shares converting is to    acquired would have
                                 total Class B shares you   converted into Class
                                 own (excluding shares      A shares
                                 issued as a dividend)

Class L shares


You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of any other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2002.


Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.


                                                    Smith Barney Mutual Funds 21

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_] Shares exchanged for shares of another Smith Barney fund
[_] Shares representing reinvested distributions and dividends
[_] Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

[_] On payments made through certain systematic withdrawal plans
[_] On certain distributions from a retirement plan
[_] For involuntary redemptions of small account balances
[_] For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


22 Smith Barney Sector Series Inc.

  Buying shares


Through a Service You should contact your Service Agent to open a
            Agent brokerage account and make arrangements to buy
                  shares. If you do not provide the following information, your order will be rejected:

                  [_] Class of shares being bought
                  [_] Dollar amount or number of shares being bought

                  Your Service Agent may charge an annual account maintenance fee.

-----------------------------------------------------------------------------------
 Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to
                  buy shares directly from the fund.

                  [_] Write the fund at the following address:

                       Smith Barney Sector Series Inc.
                       (Specify fund and class of shares)
                       c/o PFPC Global Fund Services
                       P.O. Box 9699
                       Providence, RI 02940-9699

                  [_] Enclose a check to pay for the shares. For initial pur-
                      chases, complete and send an account application.
                  [_] For more information, please call Smith Barney
                      Shareholders Services at 1-800-451-2010.

-----------------------------------------------------------------------------------
        Through a You may authorize your Service Agent or the sub-
       systematic transfer agent to transfer funds automatically from (i) a investment plan regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain
                  money market funds, in order to buy shares on a
                  regular basis.

                  [_] Amounts transferred should be at least $25 monthly
                      or $50 quarterly
                  [_] If you do not have sufficient funds in your account
                      on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                  For more information, contact your Service Agent or the transfer agent or consult the SAI.



                                                    Smith Barney Mutual Funds 23

  Exchanging shares
 Smith Barney offers  You should contact your Service Agent to exchange into a distinctive family  other Smith Barney funds. Be sure to read the of funds tailored to  prospectus of the Smith Barney fund you are help meet the  exchanging into. An exchange is a taxable transaction.
    varying needs of
      both large and  [_] You may exchange shares only for shares of the same
     small investors      class of another Smith Barney fund. Not all Smith
                          Barney funds offer all classes.
                      [_] Not all Smith Barney funds may be offered in your
                          state of residence. Contact your Service Agent or the
                          transfer agent.
                      [_] Exchanges of Class A, Class B and Class L shares are
                          subject to minimum investment requirements
                          (except for systematic investment plan exchanges),
                          and all shares are subject to the other requirements
                          of the fund into which exchanges are made.
                      [_] If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or
                          with signed stock powers (documents transferring
                          ownership of certificates) before the exchange is
                          effective.
                      [_] A fund may suspend or terminate your exchange
                          privilege if you engage in an excessive pattern of
                          exchanges.

----------------------------------------------------------------------------------
Waiver of additional  Your shares will not be subject to an initial sales charge sales charges  at the time of the exchange.

                      Your deferred sales charge (if any) will continue to be measured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

----------------------------------------------------------------------------------
        By telephone  If you do not have a brokerage account with a Service
                      Agent, you may be eligible to exchange shares through the
                      fund. You must complete an authorization form to
                      authorize telephone transfers. If eligible, you may make
                      telephone exchanges on any day the New York Stock
                      Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).




24 Smith Barney Sector Series Inc.

                 You can make telephone exchanges only between accounts that have identical registrations.

       ------------------------------------------------------------------
         By mail If you do not have a brokerage account, contact your
                 Service Agent or write to the sub-transfer agent at the
                 address below.

         Redeeming shares
       Generally Contact your Service Agent to redeem shares of a fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

       ------------------------------------------------------------------
         By mail For accounts held directly at a fund, send written requests to the fund at the following address:

                     Smith Barney Sector Series Inc.
                     (Specify fund and class of shares)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, RI 02940-9699

                                                    Smith Barney Mutual Funds 25

                 Your written request must provide the following:

                 [_] The fund name and account number
                 [_] The class of shares and the dollar amount or number
                     of shares to be redeemed
                 [_] Signatures of each owner exactly as the account is
                     registered

---------------------------------------------------------------------------------
    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares (except
                 those held in retirement plans) in amounts up to
                 $50,000 per day through the fund. You must complete
                 an authorization form to authorize telephone re-
                 demptions. If eligible, you may request redemptions by
                 telephone on any day the New York Stock Exchange is
                 open. Call the transfer agent at 1-800-451-2010 between
                 9:00 a.m. and 4:00 p.m. (Eastern time).

                 Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your autho-rization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on an electronic transfer
                 (ACH).

---------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a por-
withdrawal plans tion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of
                 at least $10,000 ($5,000 for retirement plan accounts)
                 and each automatic redemption must be at least $50. If
                 your shares are subject to a deferred sales charge, the
                 sales charge will be waived if your automatic payments
                 do not exceed 1% per month of the value of your
                 shares subject to a deferred charge.

                 The following conditions apply:

                 [_] Your shares must not be represented by certificates
                 [_] All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.


26 Smith Barney Sector Series Inc.

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

[_] Name of the fund
[_] Account number
[_] Class of shares being bought, exchanged or redeemed
[_] Dollar amount or number of shares being bought, exchanged or redeemed
[_] Signature of each owner exactly as the account is registered

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including, recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_] Are redeeming over $50,000
[_] Are sending signed share certificates or stock powers to the sub-transfer agent
[_] Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[_] Changed your account registration
[_] Want the check paid to someone other than the account owner(s)
[_] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each fund has the right to:

[_] Suspend the offering of shares
[_] Waive or change minimum and additional investment amounts
[_] Reject any purchase or exchange order
[_] Change, revoke or suspend the exchange privilege
[_] Suspend telephone transactions
[_] Suspend or postpone redemptions of shares on any day when trading on the New
    York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


                                                    Smith Barney Mutual Funds 27

Small account balances If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, a fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.


For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to a fund's performance and other shareholders. Each fund may limit additional purchases and/or exchanges by a shareholder.

Share certificates The funds do not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

  Dividends, distributions and taxes


Dividends Each fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. Each fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Each fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your service agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

       Transaction                          Federal tax status
      Redemption or exchange of shares      Usually capital gain or loss;
                                            long-term only if shares
                                            owned more than one year
      Long-term capital gain distributions  Long-term capital gain
      Short-term capital gain distributions Ordinary income
      Dividends                             Ordinary income



28 Smith Barney Sector Series Inc.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, a fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.


                                                    Smith Barney Mutual Funds 29

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


A fund generally values its fund securities based on market prices or quotations. Each value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price those same securities.


Each fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, a fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. Each fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund could change on days when you cannot buy or redeem shares.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or a fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.



Service Agents must transmit all orders to buy, exchange or redeem shares to a fund's sub-transfer agent before the sub-transfer agent's close of business.


30 Smith Barney Sector Series Inc.

  Financial Highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).




Biotechnology Fund



  For a Class A share of capital stock outstanding throughout each year ended October 31, except as noted:



                                                 2001    2000(1)/(3)/
           ----------------------------------------------------------
           Net asset value, beginning of period   9.88     $11.40
           ----------------------------------------------------------
           Loss from operations:
            Net investment loss(2)               (0.10)     (0.04)
            Net realized and unrealized loss     (3.05)     (1.48)
           ----------------------------------------------------------
           Total loss from operations            (3.15)     (1.52)
           ----------------------------------------------------------
           Less distributions from:
            Net investment income                   --         --
            Net realized gains                      --         --
           ----------------------------------------------------------
           Total distributions                      --         --
           ----------------------------------------------------------
           Net asset value, end of period        $6.73      $9.88
           ----------------------------------------------------------
           Total return                         (31.88)%   (13.33)%**
           ----------------------------------------------------------
           Net assets, end of period (000's)    $6,769     $8,486
           ----------------------------------------------------------
           Ratios to average net assets:
            Expenses(2)                           1.50%      1.52%*
            Net investment loss                  (1.40)%    (0.78)%*
           ----------------------------------------------------------
           Portfolio turnover rate                  74%         1%
           ----------------------------------------------------------


(1) Per share amounts calculated using the monthly average shares method.
(2) Expense ratios and the per share net investment loss before fee waiver and expense reimbursement were as follows:


                                                          Expense Ratio
                                                          Without Waiver
                                      Net Investment Loss  and Expense
        Year                               Per Share      Reimbursement
        ----------------------------------------------------------------
        2001                                $(0.14)            1.98%
        2000                                 (0.04)            3.08%*


(3) For the period August 31, 2000 (inception date) through October 31, 2000.
  * Annualized.
 ** Total return is not annualized, as it may not be representative of the total return for the year.

                                                    Smith Barney Mutual Funds 31

 For a Class B share of capital stock outstanding throughout each year ended October 31, except as noted:


                                                 2001    2000/(1)(3/)
           Net asset value, beginning of period  $9.86     $11.40
           ----------------------------------------------------------
           Loss from operations:
            Net investment loss(2)               (0.16)     (0.05)
            Net realized and unrealized loss     (3.03)     (1.49)
           ----------------------------------------------------------
           Total loss from operations            (3.19)     (1.54)
           ----------------------------------------------------------
           Less distributions from:
            Net investment income                   --         --
            Net realized gains                      --         --
           ----------------------------------------------------------
           Total distributions                      --         --
           ----------------------------------------------------------
           Net asset value, end of period        $6.67      $9.86
           ----------------------------------------------------------
           Total return                         (32.35)%    13.51%**
           ----------------------------------------------------------
           Net assets, end of period (000's)    $8,867    $11,705
           ----------------------------------------------------------
           Ratios to average net assets:
            Expenses(2)                           2.25%      2.28%*
            Net investment loss                  (2.15)%    (1.51)%*
           ----------------------------------------------------------
           Portfolio turnover rate                  74%         1%
           ----------------------------------------------------------


(1) Per share amounts calculated using the monthly average shares method.
(2) Expense ratios and the per share net investment loss before fee waiver and expense reimbursement were as follows:


                                             Expense Ratio
                                             Without Waiver
                         Net Investment Loss  and Expense
                    Year      Per Share      Reimbursement
                    ---------------------------------------
                    2001       $(0.19)            2.74%
                    2000       $(0.05)            3.84%*


(3) For the period August 31, 2000 (inception date) through October 31, 2000.
  * Annualized.
 ** Total return is not annualized, as it may not be representative of the total return for the year.

32 Smith Barney Sector Series Inc.

  For a Class L share of capital stock outstanding throughout each year ended October 31, except as noted:



                                                2001     2000(1)/(3)/
          Net asset value, beginning of period   $9.86      $11.40
          ------------------------------------------------------------
          Loss from operations:
           Net investment loss(2)                (0.16)      (0.06)
           Net realized and unrealized loss      (3.03)      (1.48)
          ------------------------------------------------------------
          Total loss from operations             (3.19)      (1.54)
          ------------------------------------------------------------
          Less distributions from:
           Net investment income                    --          --
           Net realized gains                       --          --
          ------------------------------------------------------------
          Total distributions                       --          --
          ------------------------------------------------------------
          Net asset value, end of period         $6.67       $9.86
          ------------------------------------------------------------
          Total return                          (32.35)%    (13.51)%**
          ------------------------------------------------------------
          Net assets, end of period (000's)    $12,980     $15,763
          ------------------------------------------------------------
          Ratios to average net assets:
           Expenses(2)                            2.25%       2.28%*
           Net investment loss                   (2.15)%     (1.51)%*
          ------------------------------------------------------------
          Portfolio turnover rate                   74%          1%
          ------------------------------------------------------------


(1) Per share amounts calculated using the monthly average shares method.
(2) Expense ratios and the per share net investment loss before fee waiver and expense reimbursement were as follows:

                                             Expense Ratio
                                             Without Waiver
                         Net Investment Loss  and Expense
                    Year      Per Share      Reimbursement
                    ---------------------------------------
                    2001       $(0.19)            2.74%
                    2000        (0.06)            3.84%*


(3) For the period August 31, 2000 (inception date) through October 31, 2000.
  * Annualized.
 ** Total return is not annualized, as it may not be representative of the total return for the year


                                                    Smith Barney Mutual Funds 33

Global Media & Telecommunications Fund


  For a Class A share of capital stock outstanding throughout each year ended October 31, except as noted:



                                      2001    2000/(1)/
Net asset value, beginning of period $10.48    $11.40
---------------------------------------------------------
Loss from operations:
 Net investment loss(2)               (0.03)    (0.09)
 Net realized and unrealized loss     (4.01)    (0.83)
---------------------------------------------------------
Total loss from operations            (4.04)    (0.92)
---------------------------------------------------------
Less distributions from:
 Net investment income                (0.04)       --
 Net realized gains                      --        --
---------------------------------------------------------
Total distributions                   (0.04)       --
---------------------------------------------------------
Net asset value, end of period        $6.40    $10.48
---------------------------------------------------------
Total return                         (38.62)%   (8.07)%**
---------------------------------------------------------
Net assets, end of period (000's)    $1,031    $1,237
---------------------------------------------------------
Ratios to average net assets:
 Expenses(2)                           1.50%     1.52%*
 Net investment loss                  (0.33)%   (0.35)%*
---------------------------------------------------------
Portfolio turnover rate                  44%        3%
---------------------------------------------------------


(1) Per share amounts calculated using the monthly average shares method.
(2) Expense ratios and the per share net investment loss before fee waiver and expense reimbursement were as follows:

                                             Expense Ratio
                                             Without Waiver
                         Net Investment Loss  and Expense
                    Year      Per Share      Reimbursement
                    ---------------------------------------
                    2001       $(0.21)            3.62%
                    2000        (0.09)            7.08%*


(3) For the period August 31, 2000 (inception date) through October 31, 2000.
  * Annualized.
 ** Total return is not annualized, as it may not be representative of the total return for the year

34 Smith Barney Sector Series Inc.

  For a Class B share of capital stock outstanding throughout each year ended October 31, except as noted:



                                      2001    2000(1)/(3)/
Net asset value, beginning of period $10.47     $11.40
----------------------------------------------------------
Loss from operations:
 Net investment loss(2)               (0.09)     (0.10)
 Net realized and unrealized loss     (3.99)     (0.83)
----------------------------------------------------------
Total loss from operations            (4.08)     (0.93)
----------------------------------------------------------
Less distributions from:
 Net investment income                (0.04)        --
 Net realized gains                      --         --
----------------------------------------------------------
Total distributions                   (0.04)        --
----------------------------------------------------------
Net asset value, end of period        $6.35     $10.47
----------------------------------------------------------
Total return                         (39.09)%    (8.16)%**
----------------------------------------------------------
Net assets, end of period (000's)    $3,225     $5,212
----------------------------------------------------------
Ratios to average net assets:
 Expenses(2)                           2.25%      2.29%*
 Net investment loss                  (1.08)%    (0.36)%*
----------------------------------------------------------
Portfolio turnover rate                  44%         3%
----------------------------------------------------------


(1) Per share amounts calculated using the monthly average shares method.
(2) Expense ratios and the per share net investment loss before fee waivers and expense reimbursement were as follows:

                                             Expense Ratio
                                             Without Waiver
                         Net Investment Loss  and Expense
                    Year      Per Share      Reimbursement
                    ---------------------------------------
                    2001       $(0.26)            4.37%
                    2000        (0.10)            7.85%*


(3) For the period August 31, 2000 (inception date) through October 31, 2000.
  * Annualized.
 ** Total return is not annualized, as it may not be representative of the total return for the ear.

                                                    Smith Barney Mutual Funds 35

  For a Class L share of capital stock outstanding throughout each year ended October 31, except as noted:



                                      2001    2000/(1)(3)/
Net asset value, beginning of period $10.47     $11.40
----------------------------------------------------------
Loss from operations:
 Net investment loss(2)               (0.09)     (0.10)
 Net realized and unrealized loss     (3.99)     (0.83)
----------------------------------------------------------
Total loss from operations            (4.08)     (0.93)
----------------------------------------------------------
Less distributions from:
 Net investment income                (0.04)        --
 Net realized gains                      --         --
----------------------------------------------------------
Total distributions                   (0.04)        --
----------------------------------------------------------
Net asset value, end of period        $6.35     $10.47
----------------------------------------------------------
Total return                         (39.09)%    (8.16)%**
----------------------------------------------------------
Net assets, end of period (000's)    $1,886     $2,312
----------------------------------------------------------
Ratios to average net assets:
 Expenses(2)                           2.25%      2.28%*
 Net investment loss                  (1.06)%    (0.40)%*
----------------------------------------------------------
Portfolio turnover rate                  44%         3%
----------------------------------------------------------


(1) Per share amounts calculated using the monthly average shares method.
(2) Expense ratios and the per share net investment loss before fee waivers and expense reimbursement were as follows:


                         Expense Ratio
                         Without Waiver
     Net Investment Loss  and Expense
Year      Per Share      Reimbursement
---------------------------------------
2001       $(0.26)            4.37%*
2000        (0.10)            7.85%*


(3) For the period August 31, 2000 (inception date) through October 31, 2000.
  * Annualized.
 ** Total return is not annualized, as it may not be representative of the total return for the year

36 Smith Barney Sector Series Inc.

[LOGO]  Smith Barney
        Mutual Funds
        Your Serious Money. Professionally Managed./sm/

Smith Barney

Biotechnology Fund

Global Media & Telecommunications Fund


Each an investment portfolio of Smith Barney Sector Series Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about a fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

Each fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about a fund and is incorporated by reference into (is a legally part of) this prospectus.


You can make inquiries about a fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the fund's sub-transfer agent, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about each fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about each fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about a fund that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-04757)

FD01978    2/02

                                February 28, 2002

                       STATEMENT OF ADDITIONAL INFORMATION

                         SMITH BARNEY SECTOR SERIES INC.
                      Smith Barney Financial Services Fund
                        Smith Barney Health Sciences Fund
                          Smith Barney Technology Fund

                                125 Broad Street
                            New York, New York 10004
                                 (800) 451-2010

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the combined prospectus of Smith Barney Financial Services Fund ("Financial Services Fund"), Smith Barney Health Sciences Fund ("Health Sciences Fund") and Smith Barney Technology Fund ("Technology Fund") (each, a "fund") dated February 28, 2002, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Each fund is a series of the Smith Barney Sector Series Inc. (the "Company"), which also offers two other series: Smith Barney Biotechnology Fund and Smith Barney Global Media & Telecommunications Fund. The prospectus and copies of other information on the funds may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, PFS Investments Registered Representative, a broker/dealer, financial intermediary or financial institution (each called a "Service Agent") or by writing or calling the Company at the address or telephone number above.

TABLE OF CONTENTS

Investment Objective and Management Policies .................. 2
Risk Factors ..................................................15
Investment Restrictions .......................................20
Directors and Executive Officers of the Company ...............22
Investment Management and Other Services ......................26
Portfolio Transactions ........................................36
Portfolio Turnover ............................................38
Purchase of Shares ............................................38
Redemption of Shares ..........................................49
Valuation of Shares ...........................................53
Exchange Privilege ............................................54
Performance Information .......................................55
Dividends, Distributions and Taxes ............................60
Other Information About the Company ...........................66
Financial Statements ..........................................67
Other Information .............................................68

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses each fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which each fund may invest, the investment policies and portfolio strategies each fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as Investment Manager to each fund. Citi Fund Management Inc. ("CFM" or the "subadviser"), an affiliate of the manager, serves as the sub-adviser to each fund.

Financial Services Fund

Financial Services Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities (or other investments with similar economic characteristics) of companies principally engaged in providing financial services to consumers and industry. These companies may include, for example, commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies.

The subadviser will seek to invest in those financial services companies that it believes are well positioned to take advantage of the ongoing changes in the financial services sector. A financial services company may be well positioned for a number of reasons. It may be an attractive acquisition for another company wishing to strengthen its presence in a line of business or a geographic region or to expand into new lines of business or geographic regions, or it may be planning a merger to strengthen its position in a line of business or a geographic area. The financial services company may be engaged in a line or lines of business experiencing or likely to experience strong economic growth; it may be linked to a geographic region experiencing or likely to experience strong economic growth and may be actively seeking to participate in such growth; or it may be expanding into financial services or geographic regions previously unavailable to it (because of an easing of regulatory constraints) in order to take advantage of new market opportunities.

Health Sciences Fund

Health Sciences Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities (or other investments with similar economic characteristics) of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. These companies may include, for example, pharmaceutical companies; companies involved in biotechnology, medical diagnostic, biochemical or other health care research and development; companies involved in the operation of health care facilities; and other companies involved in the design, manufacture, or sale of health care-related products or services such as medical, dental and optical products, hardware, insurance or services.

Technology Fund

Technology Fund seeks long-term capital appreciation by investing its assets primarily in common stocks. Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities (or other investments with similar economic characteristics) of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

Technology and Health Science Areas. The subadviser believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best-managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

The technology and science areas have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the fund's portfolio. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small to medium capitalized companies. The fund's investment policy is not limited to any minimum capitalization requirement and the fund may hold securities without regard to the capitalization of the issuer. The subadviser's overall stock selection for the fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.

Each Fund

With respect to the 80% investment policies (as described above), these percentage requirements will not be applicable during periods when a fund pursues a temporary defensive strategy, as discussed in the Prospectus. The funds' 80% investment policies are non-fundamental and may be changed by the Board of Directors of the Company to become effective upon at least 60 days' notice to shareholders of the applicable fund prior to any such change.

Each fund may invest its assets in securities of foreign issuers in addition to securities of domestic issuers. Because each fund is considered non-diversified, the fund may invest a significant percentage of its assets in a single issuer.

In buying and selling securities for each fund, the subadviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered include long-term growth potential, earnings estimates and quality of management.

The subadviser may lend each fund's securities to broker-dealers or other institutions to earn income for the fund. The subadviser may, but is not required to, use various techniques, such as buying and selling futures and options contracts, to increase or decrease a fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, a fund may not achieve its objective.

Under normal market conditions, the majority of a fund's portfolio will consist of common stock, but it also may contain money market instruments for cash management purposes. Each fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Equity Securities. Under normal circumstances, each fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

When-Issued Securities and Delayed-Delivery Transactions. Each fund may purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. A fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by a fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund's books. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Foreign Securities. Each fund may invest in securities of foreign issuers. Such investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include currency exchange control regulations and costs, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and volume and more volatility in foreign securities markets and the impact of political, social, economic or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on or market value of securities. If it should become necessary, the fund might encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. In addition, there may be less publicly available information about a non-U.S. company, and non-U.S. companies are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Furthermore, some of these securities may be subject to foreign brokerage and withholding taxes.

Each fund may also invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. However, by investing in ADRs or EDRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs and EDRs. The information available for ADRs and EDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes, which may reduce the investment return of the fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

Securities of Developing/Emerging Markets Countries.   A developing or emerging
markets
country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or a fund's investments in such a market. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that a fund might make in such emerging markets would be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

The Economic and Monetary Union ("EMU") EMU became effective on January 1, 1999, and is scheduled to become fully implemented by no later than February 28, 2002, when a common currency (the Euro) will become the exclusive currency for European countries that meet the eligibility criteria and choose to participate. The introduction of the euro for the participating countries presented unique risks and uncertainties for investors in those countries, including the fluctuation of the euro relative to non-euro currencies and whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the funds.

Money Market Instruments. Each fund may invest for temporary defensive purposes in short-term corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. Each fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund's manager or the subadviser. The manager or the subadviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager or the subadviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager or the subadviser will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the Investment Company Act of 1940, as amended (the "1940 Act").

Reverse Repurchase Agreements. Each fund may enter into reverse repurchase agreements, which involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the subadviser believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund's assets. The fund's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund.

By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund's expenses and would increase an investor's total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a fund's ability to recover the loaned securities or dispose of the collateral for the loan.

Borrowing. Each fund also may borrow for temporary or emergency purposes, but not for leveraging purposes, in an amount up to 331/3% of its total assets, and may pledge its assets in connection with such borrowings. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Illiquid Securities. Each fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Options, Futures and Currency Strategies. Each fund may, but is not required to, use forward currency contracts and certain options and futures strategies to seek to increase total return or hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

In order to assure that the fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the fund enter into transactions in futures contracts and options on futures only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided the aggregate initial margin and premiums on such non-hedging positions do not exceed 5% of the liquidation value of the fund's assets. To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the subadviser believes a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the subadviser expects to decline in an amount approximating the value of some or all of the fund's securities denominated in that currency, or when the subadviser believes one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the subadviser believes the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated ("cross hedging"). The fund places (i) cash, (ii) U.S. Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the fund having a value equal to the aggregate amount of the fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the amount will equal the amount of the fund's commitments with respect to such contracts.

For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the subadviser intends to include in the fund's portfolio. The fund also may use interest rates futures contracts and options thereon to hedge against changes in the general level in interest rates.

The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is "covered" if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account on the fund's books) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund's books.

The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may lose such amounts if the prices of securities underlying the options do not move in the direction or to the extent anticipated.

Although the portfolio may not use forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs. These risks include: dependence on the subadviser's ability to predict movements in the prices of individual securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or option thereon at any particular time.

Over-the-counter options in which the fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Options on Securities. As discussed more generally above, each fund may engage in writing covered call options. Each fund may also purchase put options and enter into closing transactions. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities when the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

The fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the subadviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although the fund generally will purchase or write only those options for which the manager and/or the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager or the subadviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the subadviser will attempt to take appropriate measures to minimize the risks relating to the fund's writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

Stock Index Options. As described generally above, each fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of long-term capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's
100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the manager's and/or the subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts and Options on Futures Contracts. As described generally above, each fund may invest in stock index futures contracts and options on futures contracts traded on a domestic exchange or board of trade. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The primary purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. The fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will enter into futures contracts and options only on futures contracts that are traded on a domestic exchange or board of trade. Assets committed to futures contracts will be segregated on the fund's books to the extent required by law.

The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund's not participating in a market advance. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the subadviser to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although a fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

RISK FACTORS

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these events will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because the subadviser concentrates each fund's investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because the subadviser may invest a significant percentage of the assets of each fund in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Companies in the each sector face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of a fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, a fund is not an appropriate investment for individuals, who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. Each sector may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in each sector may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

The types of companies in which a fund invests present risks. The market may value companies according to size, or market capitalization, rather than on financial performance. The companies in each sector may be developing or changing. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. Company earnings in these sectors may fluctuate more than those of other companies because of short product cycles and competitive pricing. Investors' enthusiasm for these stocks can also change dramatically, causing stock prices to rise and fall sharply. Certain of the companies in which a fund invests may allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which a fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

Financial Services Fund

The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries.

Most financial services companies are subject to extensive governmental regulation, which limits their activities and may (as with insurance rate regulation) affect the ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

The banking industry can be significantly affected by the recent adoption of legislation that has reduced the separation between commercial and investment banking businesses and changed the laws governing capitalization and the savings and loan industry. While providing diversification, this new legislation could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition can also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded banks. In addition, general economic conditions are important to banks that face exposure to credit losses and can be significantly affected by changes in interest rates.

The brokerage and investment management industry can be significantly affected by changes in regulations, brokerage commission structure, and a competitive environment combined with the high operating leverage inherent in companies in this industry. The performance of companies in this industry can be closely tied to the stock and bond markets and can suffer during market declines. Revenues can depend on overall market activity.

The home finance industry can be significantly affected by regulatory changes, interest rate movements, home mortgage demand, refinancing activity, and residential delinquency trends. The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at federally insured institutions, in response to a high failure rate, have mandated higher capital ratios and more prudent underwriting. This reduced capacity has created growth opportunities for uninsured companies and secondary market products to fill unmet demand for home finance. Change continues in the origination, packaging, selling, holding, and insuring of home finance products.

The insurance industry can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance profits can be affected by weather catastrophes and other natural disasters. Life and health insurance profits can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of cash reserves, the inability to collect from reinsurance carriers, liability for the coverage of environmental clean-up costs from past years, and as yet unanticipated liabilities. Also, insurance companies are subject to extensive government regulation, including the imposition of maximum rate levels, and can be adversely affected by proposed or potential tax law changes.

Health Sciences Fund

The health care industries are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care industries can be significantly affected by patent expirations.

The biotechnology industry can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation. Biotechnology companies can have persistent losses during a new product's transition from development to production, and revenue patterns can be erratic.

The pharmaceuticals industry can be significantly affected by government approval of products and services, government regulation, patent expirations, and intense competition.

Technology Fund

Many technological products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. Also, the portfolio consists of faster-growing, more volatile technology companies that the subadviser believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

The extent to which the fund may invest in corporate broadcast licensees is limited by Federal Communications Commission regulations. The multimedia industry can be significantly affected by the federal deregulation of cable and broadcasting, competitive pressures, and government regulation, including regulation of the concentration of investment in AM, FM, or TV stations. The computer industry can be significantly affected by competitive pressures. For example, as product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Profitability can also be affected by changing domestic and international demand, research and development costs, availability and price of components, and product obsolescence.

The telecommunications industry, particularly telephone operating companies, is subject to both federal and state government regulations of rates of return and services that may be offered. Many telecommunications companies fiercely compete for market share.

The developing communications industry can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditures, and rapid obsolescence.

The electronics industry can be significantly affected by rapid obsolescence, intense competition, and global demand.

The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, and rapid obsolescence. Wireless network operators can also face significant capital expenditures to build networks of critical mass, and can carry heavy debt burdens from financings.

Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

Risks Associated with Particular Investments

Liquidity Risk. A fund's portfolio is liquid if the fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

Smaller Capitalized Companies. The subadviser believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent a fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

Counterparty Risk. This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in such a transaction will not fulfill its contractual obligation to complete a transaction with a fund.

Lack of Timely Information Risk. Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to smaller company securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

Non-Diversified Classification. Each fund is classified as a non-diversified fund under the 1940 Act, which means the fund is not limited by the Act in the proportion of its assets it may invest in the obligations of a single issuer. As a result, the funds may be subject to greater volatility with respect to their portfolio securities than funds that are more broadly diversified. Each fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, the fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year
(a) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Other Information

Master/feeder fund structure. The board of directors has the discretion to retain the current distribution arrangement for the funds while investing their assets in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below and each fund's investment objective have been adopted by the Company as fundamental policies of each fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares.

Under the investment restrictions adopted by the Company with respect to each fund, each fund will not:

1. Purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund.

2. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 331/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the fund's net assets to be invested in illiquid securities.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The business and affairs of each fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of a fund and who execute policies authorized by the Board. Under each fund's Charter, a Board may classify or reclassify any unissued shares of the funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the funds.

The directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are shown below. Each director who is an "interested person" of a fund, as defined in the 1940 Act, is indicated by an asterisk.

------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
                                  Position(s)      Term of                                                   Other Directorships
                                   Held with        Office      Principal Occupation (s)      Number of        Held by Director
                                     Fund            and          During Past 5 Years       Investment
                                                   Length                                    Companies
                                                   of Time                                    in Fund
                                                   Served*                                    Complex
     Name, Address, and                                                                     Overseen by
             Age                                                                              Director
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
NON-INTERESTED
   DIRECTORS

------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
Herbert Barg                       Director         Since               Retired                  16                 None
1460 Drayton Lane                                   2000
Wynnewood, PA 19096 Age 78
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
Dwight B. Crane                    Director         Since    Professor - Harvard Business        23                 None
Harvard Business School                             2000         School; Self-Employed
Soldiers Field                                                        Consultant
Morgan Hall #375                                             Director of Vendquest, Inc.;
Boston, MA 02163                                              Customer Dialogue Systems,
Age 64                                                         Inc.; and Microforum, Inc
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
Burt N. Dorsett                    Director         Since     President - Dorsett McCabe         11                 None
201 East 62nd Street                                2000       Capital Management Inc.;
Apt. 3C                                                       Chief Investment Officer -
New York, NY 10021                                             Leeb Capital Management,
Age 71                                                             Inc. 1999-Present
                                                                 Director of Research
                                                               Corporation Technologies
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
Elliot S. Jaffe                    Director         Since     Chairman & Chief Executive         11       The Dress Barn Inc.
The Dress Barn Inc.                                 2000       Officer of The Dress Barn                  Zweig Total Return Fund
Executive Office                                                         Inc.                             Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY  10901
Age 75
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------

------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
Stephen E. Kaufman Stephen         Director         Since              Attorney                  13                 None
E. Kaufman PC                                       2000
277 Park Avenue, 47th Fl
New York, New York
Age 70
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
Joseph J. McCann                   Director         Since               Retired                  11                 None
200 Oak Park Place                                  2000
Suite One
Pittsburgh, PA 15243
Age 71
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
Cornelius C. Rose, Jr.             Director         Since      Chief Executive Officer -         11                 None
8 McGee Road                                        2000         Performance Learning
Woodstock, NY 12498                                            Systems; President - Rose
Age 69                                                       Associates; Director of UVTI
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
INTERESTED DIRECTORS
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
Alfred Bianchetti **               Director         Since              Retired.                  11                 None
19 Circle End Drive                                 2000        Member - Advisory Board
Ramsey, NJ 07446                                                -Catholic Big Brothers
Age 79
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
Heath B. McLendon **               Director/        Since    Managing Director of Salomon        78                 None
Salomon Smith Barney               Chairman         2000         Smith Barney ("SSB");
125 Broad Street, 9th Fl                                       President nad Director of
New York, NY  10004                                               SBFM and Travelers
Age 68                                                          Investment Adviser, Inc
                                                               ("TIA"); Director of The
                                                                 Travelers Investment

                                                             Management Company; Trustee-
                                                               Drew University; Advisory
                                                                  Director - M&T Bank
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------

     * Directors are elected until the Company's next annual meeting and until their successors are elected and qualified.
     ** Mr. Bianchetti and Mr. McLendon are directors who are "interested persons" of the Company as defined in the 1940 Act because Mr.
          Bianchetti's son-in-law is an officer of an SBFM affiliate and Mr.
          McLendon is an officer of SBFM and its affiliates.

------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
OFFICERS
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
Lewis E. Daidone                  Senior Vice       Since      Managing Director of SSB;        N/A                  N/A
Salomon Smith Barney               President        2000      Chief Financial Officer of
125 Broad Street                 and Treasurer                  the Smith Barney Mutual
New York, NY 10004                                                      Funds;
Age 44                                                         Director and Senior Vice
                                                               President of SBFM and TIA
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
Irving David                      Controller        Since           Director of SSB             N/A                  N/A
Salomon Smith Barney                                2000
125 Broad Street
New York, NY 10004
Age 41
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------

------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------
Christina T. Sydor                 Secretary        Since      Managing Director of SSB;        N/A                  N/A
Salomon Smith Barney                                2000          General Counsel and
300 First Stamford Place                                       Secretary of SBFM and TIA
Stamford, CT 06902
Age 51
------------------------------ ------------------ ---------- ------------------------------ ------------- --------------------------

          For the calendar year ended December 31, 2001, the directors of the funds beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

------------------------- --------------------- --------------------- ---------------------- --------------------------------------
                            Dollar Range of       Dollar Range of       Dollar Range of        Aggregate Dollar Range of Equity
                            ----------------      ----------------      ----------------       ---------------------------------
                           Equity Securities     Equity Securities     Equity Securities         Securities in All Registered
                           ------------------    ------------------    ------------------        ----------------------------
       Name of Director    in the Financial        in the Health       in the Technology       Investment Companies overseen by
       ----------------    -----------------       --------------      ------------------      --------------------------------
                             Services Fund         Sciences Fund              Fund             director in Family of Investment
                             -------------         -------------              ----             --------------------------------
                                                                                                           Companies
                                                                                                           ---------

------------------------- --------------------- --------------------- ---------------------- --------------------------------------
Herbert Barg                      None                  None                  None                           None
------------------------- --------------------- --------------------- ---------------------- --------------------------------------
Alfred Bianchetti                 None                  None                  None                           None
------------------------- --------------------- --------------------- ---------------------- --------------------------------------
Dwight B. Crane                   None                  None                  None                       Over $100,000
------------------------- --------------------- --------------------- ---------------------- --------------------------------------
Burt N. Dorsett                   None                  None                  None                       Over $100,000
------------------------- --------------------- --------------------- ---------------------- --------------------------------------
Elliot S. Jaffe                   None                  None                  None                           None
------------------------- --------------------- --------------------- ---------------------- --------------------------------------
Stephen E. Kaufman                None                  None                  None                           None
------------------------- --------------------- --------------------- ---------------------- --------------------------------------
Joseph J. McCann                  None                  None                  None                           None
------------------------- --------------------- --------------------- ---------------------- --------------------------------------
Heath B. McLendon                 None                  None                  None                       Over $100,000
------------------------- --------------------- --------------------- ---------------------- --------------------------------------
Cornelius C. Rose, Jr.            None                  None                  None                           None
------------------------- --------------------- --------------------- ---------------------- --------------------------------------

As of December 31, 2001, none of the Independent Directors, or his or her immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the Fund.

The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Barg, Crane, Dorsett, Jaffe, Kaufman, McCann and Rose . In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the funds, its adviser and affiliates by the independent public accountants. During each fund's most recent fiscal year, the Audit Committee met two times.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by each fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary.

The Nominating Committee did not meet during each fund's most recent fiscal year.

The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its directors and officers. Officers and interested directors of the Company are compensated by Salomon Smith Barney.

                                              Total Pension or                            Number of Funds
                                              ----------------                            ---------------
                                                 Retirement           Compensation           for Which
                                                 ----------           ------------           ---------
                               Aggregate      Benefits Accrued        from Company        Director Serves
                               ---------      ----------------        ------------        ---------------
                             Compensation        As part of         and Fund Complex           Within
                             ------------        ----------         ----------------           ------
Name of Person                From Company+   Company Expenses      Paid to Directors       Fund Complex
--------------                -------------   ----------------      -----------------       ------------
Herbert Barg**                   $7,100              $0                  $114,000                16
Alfred Bianchetti**               7,008               0                    61,300                11
Martin Brody***                   7,000               0                   141,150                20
Dwight B. Crane**                 6,508               0                   142,450                23
Burt N. Dorsett**                 7,008               0                    61,300                11
Elliot S. Jaffe**                 6,500               0                    52,700                11
Stephen E. Kaufman**              7,208               0                   115,000                13
Joseph J. McCann**                7,008               0                    60,900                11
Heath B. McLendon*                    0               0                         0                71
Cornelius C. Rose, Jr.**          7,008               0                    61,300                11

*   Designates an "interested" director.
**  Designates member of Audit Committee.
*** Martin Brody became a Director Emeritus on December 31, 2001.

At the end of the year in which they attain age 80, Company directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Company directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During the Company's last fiscal year, aggregate compensation paid to Directors Emeritus was $0.

No officer, director or employee of Salomon Smith Barney or any of its affiliates receives any compensation from the Company for serving as an officer or director of the Company. The Company pays each director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $6000 per annum plus $250 per in-person meeting and $100 per telephonic meeting. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. During the fiscal period ended October 31, 2001, such expenses totaled $8,428.

As of February 1, 2002 to the knowledge of the funds and the board of directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned was an owner of record of more than 5% of the outstanding shares of a fund with the exception of the following:


----------------------- ---------- ---------------- -------------- ------------------------------- ------------------------------
FUND                       CLASS      SHARES HELD       PERCENT    NAME                            ADDRESS
----------------------- ---------- ---------------- -------------- ------------------------------- ------------------------------
Financial Services          A        261,429.784       20.70*      PFPC Brokerage Services         211 South Gulph Road
Fund                                                               FBO Primerica Financial         King of Prussia, PA 19406
                                                                   Services
----------------------- ---------- ---------------- -------------- ------------------------------- ------------------------------

----------------------- ---------- ---------------- -------------- --------------------------------  ------------------------------
Financial Services          A        69,872.354         5.53*      PFPC Brokerage Services           211 South Gulph Road
Fund                                                               FBO Primerica Financial           King of Prussia, PA 19406
                                                                   Services

----------------------- ---------- ---------------- -------------- --------------------------------  ------------------------------
Financial Services          B        267,212.550       10.27*      PFPC Brokerage Services           211 South Gulph Road
Fund                                                               FBO Primerica Financial Services  King of Prussia, PA 19406

----------------------- ---------- ---------------- -------------- --------------------------------  ------------------------------
Health Sciences Fund        A        334,554.783       20.88*      PFPC Brokerage Services           211 South Gulph Road
                                                                   FBO Primerica Financial Services  King of Prussia, PA 19406
----------------------- ---------- ---------------- -------------- --------------------------------  ------------------------------

----------------------- ---------- ---------------- -------------- --------------------------------  ------------------------------
Health Sciences Fund        A        101,935.402        6.36*      PFPC Brokerage Services           211 South Gulph Road
                                                                   FBO Primerica Financial Services  King of Prussia, PA 19406
----------------------- ---------- ---------------- -------------- --------------------------------  ------------------------------
Health Sciences Fund        B        364,745.946        12.85      PFPC Brokerage Services           211 South Gulph Road
                                                                   FBO Primerica Financial Services  King of Prussia, PA 19406
----------------------- ---------- ---------------- -------------- --------------------------------  ------------------------------
Technology Fund             B        829,520.338        7.28       PFPC Brokerage Services           211 South Gulph Road
                                                                   FBO Primerica Financial Services  King of Prussia, PA 19406
----------------------- ---------- ---------------- -------------- --------------------------------  ------------------------------

     * The Company believes that this entity is not the beneficial owners of shares held of record by them.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager and Subadviser

SBFM serves as investment manager to the funds pursuant to a written agreement with the fund (a "Management Agreement"). SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). SSBH is a wholly owned subsidiary of Citigroup, which is located at 1 Citicorp Center, 153 East 53rd Street, New York, New York 10028. The Management Agreement was approved by the board of directors, including a majority of the Directors who are not "interested persons" of the Company, the manager or subadviser ("independent directors"). SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of January 31, 2002 in excess of $275 billion.

CFM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing entities, registered investment companies and unregistered domestic and offshore funds. The Subadvisory Agreement was approved by the board of directors, including a majority of the directors who are not "interested persons" of the Company or the manager. CFM is located at 100 First Stamford Place, Stamford, Connecticut 06902.

Each of the manager and the subadviser pay the salaries of all officers and employees who are employed by both it and the Company, and maintain office facilities for the Company. In addition to those services, the manager furnishes the Company with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Company, prepares reports to the fund's shareholders and prepares tax returns, reports to and filings with the SEC and state Blue Sky authorities. The manager and subadviser bear all expenses in connection with the performance of their services.

The Company bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of directors who are not officers, directors, shareholders or employees of Salomon Smith Barney or one of its affiliates, SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of directors of the Company.

Each of the Management Agreement and the Sub-Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the fund's board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Management Agreement and Sub-Advisory Agreement, the board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager and subadviser or its affiliates in connection with providing services to the fund, compared the fees charged by the manager and subadviser to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager and subadviser with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager and subadviser services, and benefits potentially accruing to the manager and subadviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager and subadviser, as well as research services received by the manager and subadviser from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the manager (or the sub-Adviser). The Independent Directors were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

As compensation for investment management services, the respective fund pays the manager the annual investment management fee described below (based on a percentage of the fund's average daily net assets):

Financial Services Fund:             0.80%
Health Sciences Fund:                0.80%
Technology Fund:                     0.95%

For the fiscal year ended October 31, 2001, the funds paid the manager the following investment advisory fees:

Financial Services Fund                    $   676,992
Health Sciences Fund                           616,546
Technology Fund                              1,343,963

For the fiscal year ended October 31, 2001, the manager waived fees and reimbursed expenses in the following amounts:

Financial Services Fund                    $    29,995
Health Sciences Fund                            20,876
Technology Fund                                109,732

For the period ended October 31, 2000, the funds paid the manager the following investment advisory fees:

Financial Services Fund                    $   260,242
Health Sciences Fund                           261,782
Technology Fund                              1,106,818

For the fiscal year ended October 31, 2000, the manager waived fees and reimbursed expenses in the following amounts:

Financial Services Fund                   $    179,543
Health Sciences Fund                           136,709
Technology Fund                                 96,394

The manager has agreed to waive a portion of the fees otherwise payable to it by certain of the Company's funds so that Class A, Class B and Class L share's expenses do not exceed 1.50%, 2.25% and 2.25%, respectively, of each fund's average daily net assets. The manager may change or eliminate this management fee waiver and/or voluntary expense limitation at any time.

As compensation for investment sub-advisory services, the manager pays the sub-adviser the fee described below (based on a percentage of the fund's average daily net assets):

Financial Services Fund:                          0.50%
Health Sciences Fund:                             0.50%
Technology Fund:                                  0.65%

For the fiscal year ended October 31, 2001, the manager paid investment subadvisory fees to the subadviser as follows:

Financial Services Fund                    $ 401,874
Health Sciences Fund                         369,794
Technology Fund                              850,971



For the period ended October 31, 2000, the manager paid investment subadvisory fees to the subadviser as follows:

Financial Services Fund                   $   50,437
Health Sciences Fund                          78,171
Technology Fund                              716,990

Custodian and Sub-administrator

State Street Bank and Trust Company ("State Street"), whose principal business address is 225 Franklin Street, Boston, Massachusetts, 02110, serves as the custodian of each fund's assets pursuant to a custodian agreement (the "Custody Contract") with the Company. State Street is also the custodian with respect to the custody of foreign securities held by the funds. Under the Custody Contract, State Street (i) holds and transfers portfolio securities on account of each fund, (ii) accepts receipts and makes disbursements of money on behalf of each fund, (iii) collects and receives all income and other payments and distributions on account of each fund's securities and (iv) makes periodic reports to the board of directors concerning the funds' operations. State Street also serves as sub-administrator for each fund, pursuant to a written agreement (the "Agreement") with the manager and each fund.

Under the Agreement, State Street has agreed to oversee the computation of each fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC.

Transfer Agent and Sub-Transfer Agent

Travelers Bank & Trust, fsb (formerly known as Citi Fiduciary Trust Company) (the "transfer agent") located at 125 Broad Street, New York, New York 10004, serves as each fund's transfer agent. Under the transfer agency agreement, the transfer agent maintains shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

PFPC Global Fund Services ("PFPC") located at P.O. Box 9699, Providence, Rhode Island 02940, serves as a sub-transfer agent of each fund. Under the sub-transfer agency agreement, the PFPC maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, PFPC receives a monthly fee from the transfer agent computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Each fund has also engaged the services of Primerica Shareholder Services ("Primerica Shareholder Services") as a sub-transfer agent for PFS Accounts. Primerica Shareholder Services is located at P.O. Box 9662, Providence, RI 02940.

Auditors

KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, have been selected to serve as auditors of the Company and to render opinions on each fund's financial statements for the fiscal year ending October 31, 2002.

Counsel

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Company and each fund. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the directors who are not "interested persons" of the Company.

Distributors

On June 5, 2000, the Company on behalf of each fund has entered into an agreement with Salomon Smith Barney Inc. ("Salomon Smith Barney") located at 388 Greenwich Street, New York, New York 10013 and PFS Distributors, Inc. ("PFS Distributors"), located at P.O. Box 9662, Providence, RI 02940 to distribute each Fund's shares on a best efforts basis pursuant to distribution agreements. Prior to June 5, 2000, CFBDS, Inc. served as the Company's distributor.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The Company's board of directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management Agreement for continuance.

For the fiscal year ended October 31, 2001, Salomon Smith Barney and/or PFS Distributors incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Salomon Smith Barney Financial Consultants or PFS Investments Registered Representatives and for accruals for interest on the excess of Salomon Smith Barney and/or PFS expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and deferred sales charge received by Salomon Smith Barney and/or PFSDI are expressed in the following table:

-------------------- ------------------- -------------- ----------------- ------------ ------------
                     Financial
                     Consultant          Branch         Advertising       Printing     Interest
Fund Name            Compensation        Expenses       Expenses          Expenses     Expenses
-------------------- ------------------- -------------- ----------------- ------------ ------------
Financial Services    $1,529,065          $  435,385     $   68,669        $3,278       $10,315
Fund
-------------------- ------------------- -------------- ----------------- ------------ ------------
Health Sciences        1,545,848             408,811         64,482         2,600        11,746
Fund
-------------------- ------------------- -------------- ----------------- ------------ ------------
Technology Fund        4,643,118           1,271,483        210,176         8,566        (6,532)
-------------------- ------------------- -------------- ----------------- ------------ ------------

For the period ended October 31, 2000, Salomon Smith Barney and/or PFS Distributors incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Salomon Smith Barney Financial Consultants or PFS Investments Registered Representatives and for accruals for interest on the excess of Salomon Smith Barney and/or PFS expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and Deferred Sales Charge received by Salomon Smith Barney and/or PFSDI are expressed in the following table:

-------------------- ------------------- -------------- ----------------- ------------ ------------
                     Financial
                     Consultant          Branch         Advertising       Printing     Interest
Fund Name            Compensation        Expenses       Expenses          Expenses     Expenses
-------------------- ------------------- -------------- ----------------- ------------ ------------
Financial Services    $1,529,065          $ 435,385      $  68,669         $  3,278     $ 10,315
Fund
-------------------- ------------------- -------------- ----------------- ------------ ------------
Health Sciences        1,545,848            408,811         64,482            2,600       11,746
Fund
------------------- ------------------- -------------- ----------------- ------------ ------------
Technology Fund        4,643,118          1,271,483        210,176            8,566       (6,532)
-------------------- ------------------- -------------- ----------------- ------------ ------------


Initial Sales Charges

The aggregate dollar amount of commissions on Class A and Class L shares received by Salomon Smith Barney were as follows:

         Class A Shares

         For the fiscal year ended October 31, 2001:

              Financial Services Fund                   $   141,000
              Health Sciences Fund                           88,000
              Technology Fund                               346,000


         For the period ended October 31, 2000:

              Financial Services Fund                   $   219,000
              Health Sciences Fund                          255,000
              Technology Fund                             1,020,000

         Class B Shares

         For the fiscal year ended October 31, 2001:

              Financial Services Fund                   $   121,000
              Health Sciences Fund                                0
              Technology Fund                                43,000



         For the period ended October 31, 2000:

              Financial Services Fund                   $    68,000
              Health Sciences Fund                           78,000
              Technology Fund                                95,000

         Class L Shares

         For the fiscal year ended October 31, 2001:

              Financial Services Fund                   $    64,000
              Health Sciences Fund                           46,000
              Technology Fund                               185,000

         For the period ended October 31, 2000:

              Financial Services Fund                   $   262,000
              Health Sciences Fund                          224,000
              Technology Fund                               800,000

Deferred Sales Charge (paid to Salomon Smith Barney)

         Class A Shares

         For the fiscal year ended October 31, 2001:

              Financial Services Fund                   $         0
              Health Sciences Fund                                0
              Technology Fund                                11,000


         For the period ended October 31, 2000:

              Financial Services Fund                   $     1,000
              Health Sciences Fund                            2,000
              Technology Fund                                     0

         Class B Shares

         For the fiscal year ended October 31, 2001:

              Financial Services Fund                 $    127,000
              Health Sciences Fund                               0
              Technology Fund                              180,000

         For the period ended October 31, 2000:

              Financial Services Fund                 $     16,000
              Health Sciences Fund                          19,000
              Technology Fund                               97,000

         Class L Shares

         For the fiscal year ended October 31, 2001:

              Financial Services Fund                 $     18,000
              Health Sciences Fund                          14,000
              Technology Fund                               43,000

         For the period ended October 31, 2000:

              Financial Services Fund                 $     13,000
              Health Sciences Fund                           8,000
              Technology Fund                               27,000

Distribution Arrangements

To compensate Salomon Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, each fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, a fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays Salomon Smith Barney a distribution fee with respect to the Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying Service Agent a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable to the shares of the respective Class.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the board of directors, including a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement (the "independent directors"). The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the directors including all of the independent directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the

Independent Directors or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the board of directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

The only classes of shares being offered for sale through PFS Distributors are Class A shares and Class B shares. Pursuant to the Plan (described above), PFS Distributors is paid an annual service fee with respect to Class A and Class B shares of the fund sold through PFS Distributors at the annual rate of 0.25% of the average daily net assets of the respective class. PFS Distributors is also paid an annual distribution fee with respect to Class B shares at the annual rate of 0.75% of the average daily net assets attributable to that Class. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are paid to PFS Distributors, which in turn, pays PFS Investments Inc. ("PFS Investments") to pay its PFS Investments Registered Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of PFS Investments Registered Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses.

The payments to PFS Investments Registered Representatives for selling shares of a class include a commission or fee paid by the investor or PFS at the time of sale and, with respect to Class A and Class B shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that class. PFS Investments Registered Representatives may receive different levels of compensation for selling different classes of shares. PFS Investments may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered Representatives who sell shares of the fund.


Service Fees and Distribution Fees

Class A Shares

For the fiscal year ended October 31, 2001:

Financial Services Fund                   $      41,421
Health Sciences Fund                             45,277
Technology Fund                                  88,067

For the period ended October 31, 2000:

               Financial Services Fund        $   16,244
               Health Sciences Fund               19,436
               Technology Fund                    67,882


Class B Shares

For the fiscal year ended October 31, 2001:

               Financial Services Fund        $  347,320
               Health Sciences Fund              318,443
               Technology Fund                   556,338

For the period ended October 31, 2000:

               Financial Services Fund        $  126,651
               Health Sciences Fund              130,323
               Technology Fund                   464,979

Class L Shares

For the fiscal year ended October 31, 2001:

               Financial Services Fund        $  333,237
               Health Sciences Fund              271,132
               Technology Fund                   506,091

For the period ended October 31, 2000:

               Financial Services Fund        $  133,676
               Health Sciences Fund              119,162
               Technology Fund                   428,565

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds, the manager, the subadviser and principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the Company's Code of Ethics is on file with the SEC.

PORTFOLIO TRANSACTIONS

The subadviser arranges for the purchase and sale of each fund's securities and selects brokers and dealers (including Salomon Smith Barney), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The subadviser may select brokers and dealers that provide it with research services and may cause the fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including Salomon Smith Barney, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research statistical or other services to enable the subadviser or its affiliates to supplement its own research and analysis.

Decisions to buy and sell securities for a fund are made by the subadviser, subject to the overall supervision and review of the Company's board of directors. Portfolio securities transactions for a fund are effected by or under the supervision of the manager.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. The subadviser, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The subadviser receives research, statistical and quotation services from several broker-dealers with which it places the fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the subadviser exercises investment discretion. Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The sub-adviser's fee under the management agreement is not reduced by reason of its receiving such brokerage and research services. The Company's board of directors, in its discretion, may authorize the manager to cause the fund to pay a broker that provides brokerage and research services to the manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. Salomon Smith Barney will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's board of directors has determined that any portfolio transaction for the fund may be executed through Salomon Smith Barney or an affiliate of Salomon Smith Barney if, in the manager's judgment, the use of Salomon Smith Barney or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, Salomon Smith Barney or the affiliate charges the fund a commission rate consistent with those charged by Salomon Smith Barney or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, Salomon Smith Barney may directly execute such transactions for the fund on the floor of any national securities exchange, provided: (a) the board of directors has expressly authorized Salomon Smith Barney to effect such transactions; and (b) Salomon Smith Barney annually advises the fund of the aggregate compensation it earned on such transactions.

Even though investment decisions for a fund are made independently from those of the other accounts managed by the subadviser, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by the subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the subadviser to be equitable. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained for or disposed of by a fund.

A fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the manager or any affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

For the fiscal year ending October 31, 2001:

----------------------------------- ------------------ ------------------- ------------------- -------------------
                                                                                               % of Total Dollar
                                                                                               Amount of
                                                                           % of Total          Transactions
                                                                           Brokerage           Involving
                                                       Commissions paid    Commissions paid    Commissions Paid
                                                       to Salomon Smith    to Salomon Smith    to Salomon Smith
                                    Total Brokerage    Barney and          Barney and          Barney and
Portfolio                           Commissions        Affiliates          Affiliates          Affiliates
---------                           -----------        ----------          ----------          ----------

----------------------------------- ------------------ ------------------- ------------------- -------------------
Financial Services Fund                       $ 0                 $ 0                 0%                  0%
----------------------------------- ------------------ ------------------- ------------------- -------------------
Health Sciences Fund                            0                 $ 0                 0%                  0%
----------------------------------- ------------------ ------------------- ------------------- -------------------
Technology Fund                           217,715             $16,658                 8%                  8%
----------------------------------- ------------------ ------------------- ------------------- -------------------

For the period ending October 31, 2000:
----------------------------------- ------------------ ------------------- ------------------- -------------------
                                                                                               % of Total Dollar
                                                                                               Amount of
                                                                           % of Total          Transactions
                                                                           Brokerage           Involving
                                                       Commissions paid    Commissions paid    Commissions Paid
                                                       to Salomon Smith    to Salomon Smith    to Salomon Smith
                                    Total Brokerage    Barney and          Barney and          Barney and
Portfolio                           Commissions        Affiliates          Affiliates          Affiliates
---------                           -----------        ----------          ----------          ----------

----------------------------------- ------------------ ------------------- ------------------- -------------------
Financial Services Fund                  $115,898                 $ 0                 0%                  0%
----------------------------------- ------------------ ------------------- ------------------- -------------------
Health Sciences Fund                       89,249                 $ 0                 0%                  0%
----------------------------------- ------------------ ------------------- ------------------- -------------------
Technology Fund                           156,606                 $ 0                 0%                  0%
----------------------------------- ------------------ ------------------- ------------------- -------------------

PORTFOLIO TURNOVER

Each fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when a fund deems it desirable to sell or purchase securities. The subadviser may cause the fund to sell or purchase securities to ensure compliance with the fund's investment policies.

For the fiscal year ended October 31, 2001, the portfolio turnover rates were as follows:

               Financial Services Fund                42%
               Health Sciences Fund                   34%
               Technology Fund                        62%

For the period ended October 31, 2000, the portfolio turnover rates were as follows:

               Financial Services Fund                26%
               Health Sciences Fund                   26%
               Technology Fund                        24%

PURCHASE OF SHARES

General. Each fund offers four Classes of shares: Classes A, B, L, and Y. Class A and Class L shares are sold to investors with an initial sales charge. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. Class L shares are also subject to a deferred sales charge payable upon certain redemptions. Class Y shares are sold without an initial sales charge or a deferred sales charge and are available only to investors investing a minimum of $15,000,000. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase

Investors in Class A, Class B, and Class L shares may open an account by making an initial investment in the fund of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the minimum initial and subsequent investment requirement for Class A, Class B, and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B, and Class L shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B, and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unit holders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, directors or trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The funds reserve the right to waive or change minimums, to decline any order to purchase their shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the applicable sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the applicable sub-transfer agent.

Salomon Smith Barney Accounts. Purchases of shares of each fund must be made through a brokerage account maintained with a Service Agent. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from a fund through the transfer agent. When purchasing shares of a fund, investors must specify whether the purchase is for Class A, Class B, Class L, or Class Y shares. Salomon Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC are not subject to a maintenance fee.

PFS Investments Accounts. Each fund offers two Classes of shares to investors purchasing through PFS Investments: Class A shares and Class B shares. Initial purchases of shares of each fund must be made through a PFS Investments Registered Representative by completing the appropriate application found in the Prospectus. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFS Investments Inc. and also as agent for the Distributor, in accordance with the terms of the Prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

Shares purchased will be held in the shareholder's account by Primerica Shareholder Services. Share certificates are issued only upon a shareholder's written request to Primerica Shareholder

Services. A shareholder who has insufficient funds to complete any purchase, will be charged a fee of $30 per returned purchase by Primerica Shareholder Services.

Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts) or $250 for an IRA or a Self-Employed Retirement Plan in a fund. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class in the fund is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, directors or trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day a fund calculates its net asset value, are priced according to the net asset value determined on that day.

Upon completion of certain automated systems, initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information will be able to make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. A shareholder that has insufficient funds to complete the transfer will be charged a fee of up to $30 by Primerica Shareholder Services. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of up to $30 by Primerica Shareholder Services. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use a fund's regular subsequent investment procedure described above.

PFS may pay its Registered Representatives an amount equal to 0.40% of the amount invested if the purchase represents redemption proceeds from an investment company distributed by an entity other than PFS Investments. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

In addition, Class A shares of a fund may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the "Primerica Plan") for its participants, subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class A shares are also offered at net asset value to accounts opened for shareholders by PFS Investments Registered Representatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than PFS, if such redemption has occurred no more than 60 days prior to the purchase of shares of a fund, and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account. Class A shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. A fund may terminate, or amend the terms of, offering shares of the fund at net asset value to such persons at any time. PFS may pay PFS Investments Registered Representatives through whom purchases are made at net asset value an amount equal to 0.40% of the amount invested if the purchase represents redemption proceeds from an investment company distributed by an entity other than PFS. Contact Primerica Shareholder Services at (800) 544-5445 for further information and appropriate forms.

An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it opened. To defray administrative expenses involved with providing multiple years worth of information, there is a $15 charge for each Account Transcript requested. Additional copies of tax forms are available at the shareholder's request. A $10 fee for each tax form will be assessed. Additional information regarding Primerica Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.

Additional General Information

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders can invest at least $25 on a monthly basis or at least $50 on a quarterly basis (not available to PFS Investments accounts) to charge the regular bank account or other financial institution indicated by the shareholder, to provide systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or PFS Investments. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares of each fund are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

--------------------------------------------------------------------------------------------------------------------
                                                   Sales Charge
                                                   ------------
--------------------------------------------------------------------------------------------------------------------
                                                                                        Dealers'  Reallowance as %

Amount of Investment           % of Offering Price          % of Amount Invested        of Offering Price
--------------------           -------------------          --------------------        -----------------
------------------------------ ---------------------------- --------------------------- ----------------------------
Less than $25,000                         5.00%                        5.26%                       4.50%
------------------------------ ---------------------------- --------------------------- ----------------------------
 $  25,000 -  49,999                      4.25                         4.44                        3.83
------------------------------ ---------------------------- --------------------------- ----------------------------
    50,000 -  99,999                      3.75                         3.90                        3.38
------------------------------ ---------------------------- --------------------------- ----------------------------
   100,000 - 249,999                      3.25                         3.36                        2.93
------------------------------ ---------------------------- --------------------------- ----------------------------
    250,000 - 499,999                     2.75                         2.83                        2.48
------------------------------ ---------------------------- --------------------------- ----------------------------
    500,000 - 999,000                     2.00                         2.04                        1.80
------------------------------ ---------------------------- --------------------------- ----------------------------
  1,000,000 or more                       0                            0                       Up to 1.00*
------------------------------ ---------------------------- --------------------------- ----------------------------

*    A distributor pays up to 1.00% to a Service Agent.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $1,000,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2002 purchases of Class L shares by investors who were holders of Class C shares of other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares (i) of the International All Cap Growth Portfolio, for which the minimum initial investment is $5,000,000 and
(ii) by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount).

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to
(i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a

13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your Service Agent or the sub-transfer agent to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact your Service Agent or a sub-transfer agent for further information.

Deferred Sales Charge Provisions

"Deferred sales charge shares" are: (a) Class B shares; (b) Class L shares; and
(c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred sales charge shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


         Year Since Purchase Payment Was Made                  Deferred Sales Charge
----------------------------------------------------------------------------------------
         First                                                 5.00%
----------------------------------------------------------------------------------------
         Second                                                4.00
----------------------------------------------------------------------------------------
         Third                                                 3.00
----------------------------------------------------------------------------------------
         Fourth                                                2.00
----------------------------------------------------------------------------------------
         Fifth                                                 1.00
----------------------------------------------------------------------------------------
         Sixth and thereafter                                  0.00
----------------------------------------------------------------------------------------

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney. To provide an example, assume an investor purchased 100 Class B shares of a fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by a sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Salomon Smith Barney Retirement Programs

You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares you may purchase depends on the amount of your initial investment:

Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.

If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Salomon Smith Barney Financial Consultant or the transfer agent.

Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or the ExecChoice TM Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

Any participating plan in the Smith Barney 401(k) or the ExecChoice TM Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice TM Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

Participating plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice TM Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Service Agent.

Retirement Programs Investing in Class B Shares. Class B shares of a fund are not available for purchase by participating plans opened on or after June 21, 1996, but may continue to be purchased by any participating plan in the Smith Barney 401 (k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a deferred sales charge of 3.00% of redemption proceeds if the participating plan terminates within eight years of the date the participating plan first enrolled in the Smith Barney 401
(k) Program.

At the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401 (k) Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the same fund. Such participating plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a participating plan will not be eligible to acquire additional Class B shares, but instead may acquire Class A shares of the same fund. If the participating plan elects not to exchange all of its Class B shares at that time, each Class B share held by the participating plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares-deferred sales charge Alternatives."

No deferred sales charge is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the deferred sales charge applies to the redemption by a participating plan depends on the number of years since the participating plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the deferred sales charge to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

The deferred sales charge will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a participating plan as a result of (a) the retirement of an employee in the participating plan; (b) the termination of employment of an employee in the participating plan; (c) the death or disability or an employee in the participating plan; (d) the attainment of age 59 1/2 by an employee in the participating plan; (e) hardship of an employee in the participating plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the participating plan to an employee.

Determination of Public Offering Price

Each fund offers its shares to current shareholders of the fund on a continuous basis. The public offering price for a Class A, Class B and Class Y share of a fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000 is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The public offering price for a Class L share includes a 1.00% initial sales charge. A deferred sales charge is imposed on certain redemptions of Class B shares, and on Class L shares and Class A shares (purchased in amounts exceeding $500,000) redeemed within one year of purchase.

REDEMPTION OF SHARES

The right of redemption of shares of each fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. A sub-transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until a sub-transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Distributions in Kind

If the board of directors of a fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Salomon Smith Barney Accounts.

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

         Smith Barney Sector Series Inc.
         (Name of Fund)
         Class A, B, L, or Y (please specify)
         c/o PFPC Global Fund Services
         P.O. Box 9699
         Providence, RI   02940 - 9699

A written redemption request must (a) state the name of the fund, the class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

Redemptions. Redemption requests of up to $50,000 of any class or classes of shares of the fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. Each fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of a fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open.

Additional Information regarding Telephone Redemption and Exchange Program. Neither the funds nor any of their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

PFS Investments Accounts.

Shareholders may redeem for cash some or all of their shares of each fund at any time by sending a written request in proper form directly to Primerica Shareholder Services, at P.O. Box 9662, Providence, RI 02940. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 45 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 45 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 9:00 a.m. and 6:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

A shareholder may utilize Primerica Shareholder Services FAX to redeem the shareholder's account as long as a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to Primerica Shareholder Services at (800) 554-2374. Facsimile redemptions may not be available if the shareholder cannot reach Primerica Shareholder Services by FAX, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above. Facsimile redemptions received by Primerica Shareholder Services prior to 4:00 p.m. Eastern time on a regular business day will be processed at the net asset value per share determined that day.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholder's bank by the ACH. Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares that are subject to a deferred sales charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the applicable sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of a fund. A shareholder who purchases shares directly through a sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Service Agent.

VALUATION OF SHARES

The net asset value per share of each fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the fund in valuing its assets.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Company's board of directors.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's board of directors. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the Company's board of directors.

EXCHANGE PRIVILEGE

Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

          A. Class A and Class Y shares of the fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.

          B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

          C. Class L shares of any fund may be exchanged without a sales charge. For purposes of deferred sales charge applicability, Class L shares of the fund exchanged for Class L shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege. None of the funds is designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if a fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The funds policy on excessive trading applies to investors who invest in a fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, a fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at a fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

PERFORMANCE INFORMATION

From time to time, the Company may advertise a fund's total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Company may also include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

From time to time, the Company may quote a fund's yield or total return in advertisements or in reports and other communications to shareholders. The Company may include comparative performance information in advertising or marketing a fund's shares. Such performance information may be included in the following industry and financial publications- Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return

"Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P (1 + T)n = ERV

   Where:      P        =       a hypothetical initial payment of $ 1,000.
               T        =       average annual total return.
               n        =       number of years.
               ERV      =       Ending Redeemable Value of a
                                hypothetical $1,000 investment made
                                at the beginning of a 1-, 5- or
                                10-year period at the end of the 1-,
                                5- or 10-year period (or fractional
                                portion thereof), assuming
                                reinvestment of all dividends and
                                distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of a fund.

 Financial Services Fund      Average Annual Total Return as of 10/31/01
                              ------------------------------------------
 Class of Shares
 ---------------                                                    Since
                           1-Year        5-Year       10-Year     Inception#
                           ------        ------       -------     ----------
 Class A/1/               (14.40)%        N/A           N/A         11.12%
 Class B/2/               (15.89)%        N/A           N/A         11.54%
 Class L/3/               (12.31)%        N/A           N/A         13.06%
 Class Y/4/                  N/A          N/A           N/A           N/A


_____________________

     /1/ The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase.

     /2/ The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.

     /3/ The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.

     /4/ Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.

     #    Commencement of operations was February 28, 2000.

 Health Sciences Fund          Average Annual Total Return as of 10/31/01
                               ------------------------------------------
 Class of Shares
 ---------------                                                    Since
                           1-Year        5-Year       10-Year     Inception#
                           ------        ------       -------     ----------
 Class A/1/               (14.31)%       N/A           N/A          5.22%
 Class B/2/               (14.87)%       N/A           N/A          5.39%
 Class L/3/               (12.27)%       N/A           N/A          5.22%
 Class Y/4/                 N/A          N/A           N/A           N/A


________________________

     /1/ The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase.

     /2/ The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.

     /3/ The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.

     /4/ Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.

     #    Commencement of operations was February 28, 2000.



 Technology Fund           Average Annual Total Return as of 10/31/01
                           ------------------------------------------
 Class of Shares
 ---------------                                                 Since
                        1-Year       5-Year       10-Year      Inception#
                        ------       ------       -------      ----------
 Class A/1/            (56.24)%        N/A          N/A         (46.51)%
 Class B/2/            (56.52)%        N/A          N/A         (46.56)%
 Class L/3/            (55.15)%        N/A          N/A         (45.57)%
 Class Y/4/              N/A           N/A          N/A           N/A


_________________________

     /1/ The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase.

     /2/ The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.

     /3/ The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.

     /4/ Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.

     #    Commencement of operations was February 28, 2000.

Aggregate Total Return

A fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in a fund for the specified period and is computed by the following formula:

                                     ERV - P
                                     -------
                                        P

         Where:   P        =        a hypothetical initial payment of $10,000.

                  ERV      =        Ending Redeemable Value of a
                                    hypothetical $10,000 investment made
                                    at the beginning of the 1-, 5- or
                                    10-year period at the end of the 1-,
                                    5- or 10-year period (or fractional
                                    portion thereof), assuming
                                    reinvestment of all dividends and
                                    distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

Performance will vary from time to time depending on market conditions, the composition of the fund's portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the fund's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

 Financial Services Fund       Aggregate Annual Total Return as of 10/31/01
                               --------------------------------------------
 Class of Shares
 ---------------                                                      Since
                            1-Year        5-Year       10-Year     Inception#
                            ------        ------       -------     ----------
 Class A/1/                 (14.40)        N/A           N/A         19.31%
 Class B/2/                 (14.89)        N/A           N/A         20.06%
 Class L/3/                 (12.31)        N/A           N/A         22.81%
 Class Y/4/                   N/A          N/A           N/A           N/A

____________________

     /1/ The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase.

     /2/ The aggregate total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.

     /3/ The aggregate total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.

     /4/ Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.

     #    Commencement of operations was February 28, 2000.

 Health Sciences Fund        Aggregate Annual Total Return as of 10/31/01
                             --------------------------------------------
 Class of Shares                                                    Since
 ---------------
                          1-Year        5-Year       10-Year     Inception#
                          ------        ------       -------     ----------
 Class A/1/               (14.33)        N/A           N/A            8.89%
 Class B/2/               (14.87)        N/A           N/A            9.19%
 Class L/3/               (12.27)        N/A           N/A           12.06%
 Class Y/4/                 N/A          N/A           N/A            N/A

___________________________

     /1/ The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase.

     /2/ The aggregate total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.

     /3/ The aggregate total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.

     /4/ Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.

     # Commencement of operations was February 28, 2000.

 Technology Fund          Average Annual Total Return as of 10/31/01
                          ------------------------------------------
 Class of Shares
 ---------------                                              Since
                      1-Year       5-Year          10-Year    Inception#
                      ------       ------          -------    ----------
 Class A/1/          (56.24)        N/A              N/A      (64.92)%
 Class B/2/          (56.52)        N/A              N/A      (64.97)%
 Class L/3/          (55.15)        N/A              N/A      (63.87)%
 Class Y/4/            N/A          N/A              N/A        N/A


__________________________

     /1/ The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase.

     /2/ The aggregate total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.

     /3/ The aggregate total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.

     /4/ Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.

     #    Commencement of operations was February 28, 2000.

From time to time a fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

         P(1 + T)n = ATVD

 Where:   P      =   a hypothetical initial payment of $1,000.
          T      =   average annual total return (after taxes on distributions).
          n      =   number of years.
          ATVD   =   ending value of a hypothetical $1,000
                     investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)


P(1 + T)n = ATVDR

Where:   P      =     a hypothetical initial payment of $1,000.
         T      =     average annual total return (after taxes on distributions
                      and redemption).
         n      =     number of years.
       ATVDR    =     ending value of a hypothetical $1,000
                      investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. A fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and realized capital gains, in order to avoid a federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent. Shareholders whose account is held directly at a sub-transfer agent should notify them in writing, requesting a change to this reinvest option.

The per share dividends on Class B and Class L shares of a fund will be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

Taxes

The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the funds. Each fund will be treated as a separate corporation for United States federal income tax purposes, including qualification as a regulated investment company; and the following discussion applies separately to each fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Funds and Their Investments

Each fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, a fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute. Furthermore, a fund will be subject to United States corporate income tax with respect to such distributed amounts in any year it fails to qualify as a regulated investment company or fails to meet this distribution requirement. The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

On October 31, 2001, with regard to the Technology Fund, the unused capital loss carryforwards were approximately $81,060,000. For federal income tax purposes, this amount is available to be applied against future capital gains of the fund, if any, which are realized prior to the expiration of the applicable carryforward. $10,602,000 of the carryforwards expires on October 31, 2008 and $70,458,000 expires on October 31, 2009.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of it's assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

A fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund's investment in section 1256 contracts, such as regulated futures contracts, most forward currency contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a fund will reduce the return from the fund's investments.

Passive Foreign Investment Companies. If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a fund may elect a mark-to-market regime that would result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the IRS. By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax.

Each fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions. Any dividend declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by a fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of a fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. A fund may be required to withhold, for United States federal income tax purposes, 30% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by each fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes - Taxation of United States Shareholders -Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain material tax consequences affecting the funds and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the funds.

OTHER INFORMATION ABOUT THE COMPANY

The Company was incorporated under the laws of the State of Maryland on July 16, 1986 under the name Shearson Lehman Precious Metals and Minerals Fund Inc. The Company's name has been changed on December 19, 1995 to Smith Barney Natural Resources Fund Inc. On November 29, 1999, the board of directors voted to amend the Charter of the Company to change its name to Smith Barney Sector Series Inc. Each of the Financial Services Fund, Health Sciences Fund, Technology Fund, Biotechnology Fund and Global Media & Telecommunications Fund is classified as a series of the Company. On November 9, 2001, the Global Technology Fund merged into the Technology Fund.

The Company offers shares of four separate series with a par value of $.001 per share. Each fund offers shares currently classified into four Classes - A, B, L and Y. Each Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company's board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholder's meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the fund. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

As used in the prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or
(b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the fund only if approved by a "vote of a majority of the outstanding voting securities" of the fund; however, the ratification of independent accountants, the election of directors, and the approval of a distribution agreement submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

Annual and Semi-annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultant or the transfer agent.

FINANCIAL STATEMENTS

The funds' Annual Reports for the fiscal year ended October 31, 2001 are incorporated herein by reference in their entirety. The annual reports were filed on January 2, 2002, Accession Number 930413-02-000004.

OTHER INFORMATION

Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer five "styles" of fund management that can be tailored to suit each investor's unique financial goals.

         Classic Series  - our portfolio manager driven funds

         Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.


         Premier Selections Series - our best ideas, concentrated funds

         We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

         Research Series - driven by exhaustive fundamental securities analysis

         Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

         Style Pure Series - our solution to funds that stray

         Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                        -----------------------------------------
                        SMITH BARNEY
                        SECTOR SERIES INC.



                        Financial Services Fund



                        Health Sciences Fund



                        Technology Fund





                                   February 28, 2002

                        -----------------------------------------


SMITH BARNEY SECTOR SERIES INC.
125 Broad Street
New York, NY 10004


                                SALOMON SMITH BARNEY
                                --------------------
                                A Member of Citigroup [Symbol]

                                February 28, 2002

                       STATEMENT OF ADDITIONAL INFORMATION

                         SMITH BARNEY SECTOR SERIES INC.

                         Smith Barney Biotechnology Fund
               Smith Barney Global Media & Telecommunications Fund

                                125 Broad Street,
                            New York, New York 10004
                                 (800) 451-2010

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the combined prospectus of Smith Barney Biotechnology Fund ("Biotechnology Fund") and Smith Barney Global Media & Telecommunications Fund ("Global Media & Telecommunications Fund") (each, a "fund") dated February 28, 2002, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Each fund is a series of the Smith Barney Sector Series Inc. (the "Company"), which also offers three other series: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund and Smith Barney Technology Fund. The prospectus and copies of other information on the funds may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, a broker/dealer, financial intermediary or financial institution (each called a "Service Agent") or by writing or calling the Company at the address or telephone number above.

TABLE OF CONTENTS
Investment Objective and Management Policies ..................................2
Risk Factors ..................................................................8
Investment Restrictions ......................................................19
Directors and Executive Officers of the Company ..............................20
Investment Management and Other Services .....................................23
Portfolio Transactions .......................................................29
Portfolio Turnover ...........................................................30
Purchase of Shares ...........................................................31
Redemption of Shares .........................................................39
Valuation of Shares ..........................................................40
Exchange Privilege ...........................................................41
Performance Information ......................................................42
Dividends, Distributions and Taxes ...........................................47
Other Information About the Company ..........................................52
Financial Statements .........................................................54
Other Information ............................................................54

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses each fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments, in which each fund may invest, the investment policies and portfolio strategies each fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as Investment Manager to each fund. Citigroup Asset Management Ltd., an affiliate of the manager, serves as the sub-adviser to each fund, (the "subadviser").

Biotechnology Fund

The Biotechnology Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities (or other investments with similar economic characteristics) of companies principally engaged in the research, development, and manufacture of various biotechnological and biomedical products, services, technology and processes. The fund will also invest in securities of companies that distribute biotechnological and biomedical products and companies that benefit significantly from scientific and technological advances in biotechnology. These companies may include, but are not limited to, the following: companies involved with such areas as genomics, genetic engineering, and gene therapy; health care; pharmaceuticals; agricultural and veterinary; chemicals; medical/surgical; and industrial. They may also include companies that manufacture biotechnological and biomedical products, including devices and instruments; companies that provide biotechnological processes or services; companies that provide scientific and technological advances in biotechnology; and companies involved with new or experimental technologies related to any of the above.

Global Media & Telecommunications Fund

The Global Media & Telecommunications Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities (or other investments with similar economic characteristics) of companies principally engaged in the following: the development, production, sale, syndication, distribution and transmission of goods or services used in the broadcast and media industries; the development, manufacture, or sale of communications services or communications equipment. The media and telecommunications sector includes, without limitation, advertising companies; companies that own, operate, broadcast or provide access to the following: free or pay television; radio; cable stations; theaters; film studios; television, movie and Internet programming; publishers, sellers or printers of newspapers, magazines, books, or video products; printing, cable television and video equipment providers; the broadcast and media industries; companies involved in the development, syndication, and transmission of television, movie programming, advertising, Internet, wireless and cellular communications; companies that offer local and long-distance telephone service or equipment, wireless communications, satellite communications; or companies principally engaged in the development, manufacture, or sale of communications services or communications equipment. The companies may include companies that provide the following: Internet, wireless, cellular, paging, and local and wide area product networks, service or equipment; microwave and cable television equipment; and technologies such as fiber optics, semiconductors, and data transmission; and companies that distribute data-base information; and other companies involved in the ownership, operation, or development of media and telecommunications products or services.

Each Fund

With respect to the 80% investment policies (as described above), these percentage requirements will not be applicable during periods when a fund pursues a temporary defensive strategy, as discussed in the Prospectus. The funds' 80% investment policies are non-fundamental and may be changed by the Board of Directors of the Company to become effective upon at least 60 days' notice to shareholders of the applicable fund prior to any such change.

Each fund may invest its assets in securities of domestic and/or foreign issuers. Each fund may invest without limitation in securities of foreign issuers and the Global Media & Telecommunications Fund will invest in securities of issuers located in at least three countries, including the United States. Because each fund is considered non-diversified, the fund may invest a significant percentage of its assets in a single issuer.

In buying and selling securities for each fund, the subadviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered include long-term growth potential, earnings estimates and quality of management.

The subadviser may lend each fund's securities to broker-dealers or other institutions to earn income for the fund. The subadviser may, but is not required to, use various techniques, such as buying and selling futures and options contracts, to increase or decrease a fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, a fund may not achieve its objective.

Under normal market conditions, the majority of a fund's portfolio will consist of equity securities, but it also may contain money market instruments for cash management purposes. Each fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Equity Securities. Under normal circumstances, each fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments. Each fund may purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. A fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by a fund with payment and delivery-taking place in the future to secure what is considered an advantageous yield and price to a fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the fund agrees to purchase when-issued or delayed-delivery securities or securities on a forward commitment basis, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund's books. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Foreign Securities. Foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include currency exchange control regulations and costs, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and volume and more volatility in foreign securities markets and the impact of political, social, economic or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on, or market value, of securities. If it should become necessary, the fund might encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. In addition, there may be less publicly available information about a non-U.S. company, and non-U.S. companies are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Furthermore, some of these securities may be subject to foreign brokerage and withholding taxes.

Each fund may also invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. ADRs are receipts, typically issued by a U.S.

bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. However, by investing in ADRs or EDRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs and EDRs. The information available for ADRs and EDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes, which may reduce the investment return of the fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or a fund's investments in such a market. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that a fund might make in such emerging markets would be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

The Economic and Monetary Union ("EMU") EMU became effective on January 1, 1999, and is scheduled to become fully implemented by no later than February 28, 2002, when a common currency (the Euro) will become the exclusive currency for European countries that meet the eligibility criteria and choose to participate. The introduction of the euro for the participating countries presented unique risks and uncertainties for investors in those countries, including the fluctuation of the euro relative to non-euro currencies and whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the funds.

U.S. and Foreign Taxes. A fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Money Market Instruments. Each fund may invest for temporary defensive purposes in short-term corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. Each fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the manager or the subadviser. The manager or the subadviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager or the subadviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager or the subadviser will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the Investment Company Act of 1940, as amended (the "1940 Act").

Reverse Repurchase Agreements. Each fund may enter into reverse repurchase agreements which involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the subadviser believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund's assets. The fund's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or liquid securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund.

By lending its securities, a fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund's expenses and would increase an investor's total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a fund's ability to recover the loaned securities or dispose of the collateral for the loan.

Borrowing. Each fund also may borrow for temporary or emergency purposes, but not for leveraging purposes, in an amount up to 331/3% of its total assets, and may pledge its assets in connection with such borrowings. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Illiquid Securities. Each fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Options, Futures and Currency Strategies. Each fund may, but is not required to, use forward currency contracts and certain options and futures strategies for any of the following purposes: to seek to increase total return or hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with a fund; to settle transactions in securities quoted in foreign currencies; as a substitute for buying or selling securities; or as a cash flow management technique. There can be no assurance that such efforts will succeed.

In order to assure that a fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that a fund enter into transactions in futures contracts and options on futures only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided the aggregate initial margin and premiums on such non-hedging positions do not exceed 5% of the liquidation value of a fund's assets. To attempt to hedge against adverse movements in exchange rates between currencies, a fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the subadviser believes a particular currency may decline compared to the U.S. dollar or another currency, a fund may enter into a forward contract to sell the currency the subadviser expects to decline in an amount approximating the value of some or all of a fund's securities denominated in that currency, or when the subadviser believes one currency may decline against a currency in which some or all of the portfolio securities held by a fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, a fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the subadviser believes the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of a fund are denominated ("cross hedging"). A fund places (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the fund having a value equal to the aggregate amount of the fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the fund's commitments with respect to such contracts.

For hedging purposes, a fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the subadviser intends to include in a fund's portfolio. A fund also may use interest rates futures contracts and options thereon to hedge against changes in the general level in interest rates.

A fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by a fund is "covered" if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account on the fund's books) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund's books.

A fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by a fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may lose such amounts if the prices of securities underlying the options do not move in the direction or to the extent anticipated.

Although a fund may not use forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs. These risks include: dependence on the subadviser's ability to predict movements in the prices of individual securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts andoptions thereon or to use forward currency contracts are different from those needed to select the securities in which a fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or option thereon at any particular time.

Over-the-counter options in which a fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. A fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Options on Securities. As discussed more generally above, each fund may engage in writing covered call options. Each fund may also purchase put options and enter into closing transactions. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities when the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

A fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the subadviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of a fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. A fund expects to write options only on national securities exchanges or in the over-the-counter market. A fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

A fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although a fund generally will purchase or write only those options for which the manager and/or the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the funds and other clients of the
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manager and/or the subadviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by a fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the subadviser will attempt to take appropriate measures to minimize the risks relating to a fund's writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

Stock Index Options. As described generally above, each fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of long-term capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a fund of options on stock indexes will be subject to the subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts and Options on Futures Contracts. As described generally above, each fund may invest in stock index futures contracts and options on futures contracts traded on a domestic exchange or board of trade. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. A fund may enter into futures contracts for any of the following purposes: as a substitute for buying or selling securities; as a cash flow management technique; to hedge against adverse changes in the market value of its securities; and to settle transactions in securities quoted in foreign currencies. A fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will enter into futures contracts and options only on futures contracts that are traded on a domestic exchange or board of trade. Assets committed to futures contracts will be segregated on the fund's books to the extent required by law.

The purpose of entering into a futures contract by a fund is to protect it from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund's not participating in a market advance. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by a fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates,making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a fund is subject to the ability of the subadviser to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a favorable correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although each fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

RISK FACTORS

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these events will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because the subadviserconcentrates each fund's investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because the subadviser may invest a significant percentage of the assets of each fund in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Companies in the each sector face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of a fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, a fund is not an appropriate investment for individuals, who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. Each sector may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in each sector may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

The types of companies in which a fund invests present risks. The market may value companies according to size, or market capitalization, rather than on financial performance. The companies in each sector may be developing or changing. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. Company earnings in these sectors may fluctuate more than those of other companies because of short product cycles and competitive pricing. Investors' enthusiasm for these stocks can also change dramatically, causing stock prices to rise and fall sharply. Certain of the companies in which a fund invests may allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which a fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

Biotechnology Fund

Patent considerations, intense competition, rapid technological change and obsolescence, and government regulation can adversely affect the biotechnology sector. Biotechnology companies can have persistent losses during a new product's transition from development to production, and revenue patterns can be erratic. Biotechnology companies may have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. The sector will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments, which may make a company's products or services, obsolete in a short period of time. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

Global Media & Telecommunications Fund

Companies in the media and telecommunications sector are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependency on patent and copyright protection. The media sector can be significantly (and adversely) affected by the government deregulation of cable and broadcasting, competitive pressures, and government regulation, including regulation of the concentration of investment in AM, FM, or TV stations. The telecommunications industry, particularly telephone operating companies, is subject to government regulation of rates of return and services that may be offered. Many telecommunications companies fiercely compete for market share.

The telecommunications industry is subject to governmental regulation and greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry. Certain companies in the United States, for example, are subject to government regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result, stocks of these companies may be subject to greater price volatility.

Companies in the communications, entertainment, media and publishing industries are subject to governmental regulation and a greater price volatility than the overall market and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry.

The developing communications industry can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditures, and rapid obsolescence. The electronics industry can be significantly affected by rapid obsolescence, intense competition, and global demand. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, and rapid obsolescence. Wireless network operators can also face significant capital expenditures to build networks of critical mass, and can carry heavy debt burdens from financings.

Sector Risks. The subadviser believes that because of rapid advances in each sector, an investment in companies with business operations in these areas may offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best-managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by investors can result in price fluctuations. Industries likely to be owned by the funds include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. A fund may also invest in the stocks of companies that may benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

The sectors have exhibited and may continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the sector. In general, the stocks of large capitalized companies that are well established in the sector can be expected to grow with the market and will frequently be found in a fund's portfolio. The expansion of each sector and its related industries, however, also provides a favorable environment for investment in small to medium capitalized companies. A fund's investment policy is not limited to any minimum capitalization requirement and a fund may hold securities without regard to the capitalization of the issuer. The subadviser's overall stock selection for a fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.

Risks Associated with Particular Investments

Liquidity Risk. A fund's portfolio is liquid if the fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

Smaller Capitalized Companies. The subadviser believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent a fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

Counterparty Risk. This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in such a transaction will not fulfill its contractual obligation to complete a transaction with a fund.

Lack of Timely Information Risk. Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to smaller company securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

Non-Diversified Classification. Each fund is classified as a non-diversified fund under the 1940 Act which means the fund is not limited by the Act in the proportion of its assets it may invest in the obligations of a single issuer. As a result, the funds may be subject to greater volatility with respect to their portfolio securities than funds that are more broadly diversified. Each fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, the fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year
(a) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Other Information

Master/feeder fund structure. The board of directors has the discretion to retain the current distribution arrangement for the funds while investing their assets in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below and each fund's investment objective have been adopted by the Company as fundamental policies of the respective funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a
                                       18
majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. Under the investment restrictions adopted by the Company with respect to each fund, each fund will not:

1. Purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund.

2. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 331/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in disposing of portfolio securities.

7. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the fund's net
                                       19
assets to be invested in illiquid securities.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The business and affairs of each fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of a fund and who execute policies authorized by the Board. Under each fund's Charter, a Board may classify or reclassify any unissued shares of the funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the funds.

The directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are shown below. Each director who is an "interested person" of each fund, as defined in the 1940 Act, is indicated by an asterisk.

------------------------------------------------------------------------------------------------------------------------------------
                                  Position(s)      Term of                                    Number of       Other Directorships
                                   Held with       Office      Principal Occupation (s)      Investment         Held by Director
                                     Fund           and           During Past 5 Years         Companies
                                                   Length                                      in Fund
                                                   of Time                                     Complex
     Name, Address, and                            Served*                                   Overseen by
             Age                                                                              Director
------------------------------------------------------------------------------------------------------------------------------------
        NON-INTERESTED
          DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Herbert Barg                       Director         Since               Retired                  16                 None
1460 Drayton Lane                                   2000
Wynnewood, PA 19096 Age 78
------------------------------------------------------------------------------------------------------------------------------------
Dwight B. Crane                    Director         Since    Professor - Harvard Business        23                 None
Harvard Business School                             2000         School; Self-Employed
Soldiers Field                                                        Consultant
Morgan Hall #375                                             Director of Vendquest, Inc.;
Boston, MA 02163                                              Customer Dialogue Systems,
Age 64                                                         Inc.; and Microforum, Inc
------------------------------------------------------------------------------------------------------------------------------------
Burt N. Dorsett                    Director         Since     President - Dorsett McCabe         11                 None
201 East 62nd Street                                2000       Capital Management Inc.;
Apt. 3C                                                       Chief Investment Officer -
New York, NY 10021                                             Leeb Capital Management,
Age 71                                                             Inc. 1999-Present
                                                                 Director of Research
                                                               Corporation Technologies
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Elliot S. Jaffe                    Director         Since     Chairman & Chief Executive         11       The Dress Barn Inc.
The Dress Barn Inc.                                 2000       Officer of The Dress Barn                  Zweig Total Return Fund
Executive Office                                                         Inc.                             Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY  10901
Age 75
------------------------------------------------------------------------------------------------------------------------------------
Stephen E. Kaufman Stephen         Director         Since              Attorney                  13                 None
E. Kaufman PC                                       2000
277 Park Avenue, 47th Fl
New York, New York
Age 70
------------------------------------------------------------------------------------------------------------------------------------
Joseph J. McCann                   Director         Since               Retired                  11                 None
200 Oak Park Place                                  2000
Suite One
Pittsburgh, PA 15243
Age 71
------------------------------------------------------------------------------------------------------------------------------------
Cornelius C. Rose, Jr.             Director         Since      Chief Executive Officer -         11                 None
8 McGee Road                                        2000         Performance Learning
Woodstock, NY 12498                                            Systems; President - Rose
Age 69                                                       Associates; Director of UVTI
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------



INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Alfred Bianchetti **               Director         Since              Retired.                  11                 None
19 Circle End Drive                                 2000        Member - Advisory Board
Ramsey, NJ 07446                                                -Catholic Big Brothers
Age 79
------------------------------------------------------------------------------------------------------------------------------------
Heath B. McLendon **               Director/        Since    Managing Director of Salomon        78                 None
Salomon Smith Barney               Chairman         2000         Smith Barney ("SSB");
125 Broad Street, 9th Fl                                       President nad Director of
New York, NY  10004                                               SBFM and Travelers
Age 68                                                          Investment Adviser, Inc
                                                               ("TIA"); Director of The
                                                                 Travelers Investment
                                                             Management Company; Trustee-
                                                               Drew University; Advisory
                                                                  Director - M&T Bank
------------------------------------------------------------------------------------------------------------------------------------

* Directors are elected until the Company's next annual meeting and until their successors are elected and qualified.

** Mr. Bianchetti and Mr. McLendon are directors who are "interested persons" of the Company as defined in the 1940 Act because Mr. Bianchetti's son-in-law is an officer of an SBFM affiliate and Mr. McLendon is an officer of SBFM and its affiliates.



------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Lewis E. Daidone                  Senior Vice       Since      Managing Director of SSB;        N/A                  N/A
Salomon Smith Barney               President        2000      Chief Financial Officer of
125 Broad Street                 and Treasurer                  the Smith Barney Mutual
New York, NY 10004                                                      Funds;
Age 44                                                         Director and Senior Vice
                                                               President of SBFM and TIA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Irving David                      Controller        Since           Director of SSB             N/A                  N/A
Salomon Smith Barney                                2000
125 Broad Street
New York, NY 10004
Age 41
------------------------------------------------------------------------------------------------------------------------------------
Christina T. Sydor                 Secretary        Since      Managing Director of SSB;        N/A                  N/A
Salomon Smith Barney                                2000          General Counsel and
300 First Stamford Place                                       Secretary of SBFM and TIA
Stamford, CT 06902
Age 51
------------------------------------------------------------------------------------------------------------------------------------

For the calendar year ended December 31, 2001, the directors of the funds beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

------------------------------------------------------------------------------------------------------------------------------------
                                   Dollar Range of       Dollar Range of       Dollar Range of      Aggregate Dollar Range of Equity
                                   ----------------      ----------------      ----------------     --------------------------------
                                  Equity Securities     Equity Securities     Equity Securities       Securities in All Registered
                                  ------------------    ------------------    ------------------        ----------------------------
       Name of Director           in the Financial        in the Health       in the Technology     Investment Companies overseen by
       ----------------           -----------------       --------------      ------------------    --------------------------------
                                    Services Fund         Sciences Fund              Fund           director in Family of Investment
                                    -------------         -------------              ----           --------------------------------
                                                                                                                  Companies
                                                                                                                  ---------

------------------------------------------------------------------------------------------------------------------------------------
Herbert Barg                             None                  None                  None                           None
------------------------------------------------------------------------------------------------------------------------------------
Alfred Bianchetti                        None                  None                  None                           None
------------------------------------------------------------------------------------------------------------------------------------
Dwight B. Crane                          None                  None                  None                       Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Burt N. Dorsett                          None                  None                  None                       Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Elliot S. Jaffe                          None                  None                  None                           None
------------------------------------------------------------------------------------------------------------------------------------
Stephen E. Kaufman                       None                  None                  None                           None
------------------------------------------------------------------------------------------------------------------------------------
Joseph J. McCann                         None                  None                  None                           None
------------------------------------------------------------------------------------------------------------------------------------
Heath B. McLendon                        None                  None                  None                       Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Cornelius C. Rose, Jr.                   None                  None                  None                           None
------------------------------------------------------------------------------------------------------------------------------------

As of December 31, 2001, none of the Independent Directors, or his or her immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the Fund.

The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Barg, Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the funds, its adviser and affiliates by the independent public accountants. During each fund's most recent fiscal year, the Audit Committee met two times.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by each fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during each fund's most recent fiscal year.

The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its directors and officers. Officers and interested directors of the Company are compensated by Salomon Smith Barney.

                                              Total Pension or                            Number of Funds
                                              ----------------                            ---------------
                                                 Retirement           Compensation           for Which
                                                 ----------           ------------           ---------
                               Aggregate      Benefits Accrued        from Company        Director Serves
                               ---------      ----------------        ------------        ---------------
                             Compensation        As part of         and Fund Complex           Within
                             ------------        ----------         ----------------           ------
Name of Person                From Company+   Company Expenses      Paid to Directors       Fund Complex
--------------                -------------   ----------------      -----------------       ------------
Herbert Barg**                  $7,100               $0                 $114,000                 16
Alfred Bianchetti* **            7,008                0                   61,300                 11
Martin Brody***                  7,000                0                  141,150                 20
Dwight B. Crane**                6,508                0                  142,450                 23
Burt N. Dorsett**                7,008                0                   61,300                 11
Elliot S. Jaffe**                6,500                0                   52,700                 11
Stephen E. Kaufman**             7,208                0                  115,000                 13
Joseph J. McCann**               7,008                0                   60,900                 11
Heath B. McLendon*                   0                0                        0                 71
Cornelius C. Rose, Jr.**         7,008                0                   61,300                 11

*        Designates an "interested" director.
**       Designates member of Audit Committee.
***      Mr. Brody became a Director Emeritus on December 31, 2001.

At the end of the year in which they attain age 80, Company directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Company directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During the Company's last fiscal year, aggregate compensation paid to Directors Emeritus was $0.

No officer, director or employee of Salomon Smith Barney or any of its affiliates receives any compensation from the Company for serving as an officer or director of the Company. The Company pays each director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $6,000 per annum plus $250 per in-person meeting and $100 per telephonic meeting. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.

As of February 1, 2002, the Company's directors and officers of each fund, as a group, owned less than 1% of the outstanding shares of common stock of the Company.

As of February 1, 2002 to the knowledge of the funds and the board of directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned of record more than 5% of the outstanding shares of the fund with the exception of the following:

---------------------------------------------------------------------------------------------------------------------------------
FUND                         CLASS    SHARES HELD     PERCENT    NAME                            ADDRESS
---------------------------------------------------------------------------------------------------------------------------------
Biotechnology Fund            A                                  Sidney Swartz                   33 Bradlee Road
                                                                 Judith Swartz JTWRCS            Marblehead, MA 01945
---------------------------------------------------------------------------------------------------------------------------------
Biotechnology Fund            A                                  SB Corp Trust Cust              403 B-7 A/C Wiley Thompson
                                                                 New Mexico State University     P.O. Box 3793
                                                                                                 Las Cruces, NM 88003-0041
---------------------------------------------------------------------------------------------------------------------------------
Global Media &                A                                  Fisery Securities Inc           One Commerce Square
Telecommunications Fund                                          FAO  72175985                   2905 Market Street Suite 1200
                                                                 ATTN: Mutual Funds Dept.        Philadelphia, PA 19103
---------------------------------------------------------------------------------------------------------------------------------
Global Media &                A                                  Richard Cristiani and           510 Nassau Avenue
Telecommunications Fund                                          Isabelle Cristiani JTWRCS       Freeport, NY 111
---------------------------------------------------------------------------------------------------------------------------------


INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager and Subadviser

SBFM serves as investment manager to the funds pursuant to a written agreement with the fund ("Management Agreement"). SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). SSBH is a wholly owned subsidiary of Citigroup, which is located at 1 Citicorp Center, 153 East 53rd Street, New York, New York 10028. The Management Agreement was approved by the board of directors, including a majority of the Directors who are not "interested persons" of the Company or the Manager ("Independent Directors"). SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of January 2002 in excess of $257 billion.

The subadviser provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing entities, registered investment companies and unregistered domestic and offshore funds. The Subadvisory Agreement was approved by the board of directors, including a majority of the Directors who are not "interested persons" of the Company, the manager or subadviser. As of February 2002, the subadviser had over $6.6 billion in assets under management. The subadviser is located at 4th Floor, Cottons Centre, Box 200 Mays Lane, London SE1 2QT.

The manager and the subadviser pay the salaries of all officers and employees who are employed by both it and the Company, and maintain office facilities for the Company. In addition to those services, the manager furnishes the Company with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Company, prepares reports to the fund's shareholders and prepares tax returns, reports to and filings with the SEC and state Blue Sky authorities. The manager and subadviser bear all expenses in connection with the performance of their services.

The Company bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of directors who are not officers, directors, shareholders or employees of Salomon Smith Barney or one of its affiliates, SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of directors of the Company.

Each of the Management Agreement and the Sub-Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the fund's board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Management Agreement and Sub-Advisory Agreement, the board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager and subadviser or its affiliates in connection with providing services to the fund, compared the fees charged by the manager and subadviser to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager and subadviser with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager and subadviser services, and benefits potentially accruing to the manager and subadviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager and subadviser, as well as research services received by the manager and subadviser from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information, as they deemed necessary, the board concluded that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the manager (or the sub-Adviser). The Independent Directors were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

As compensation for investment management services, the respective fund pays the manager the annual investment management fee described below (calculated at the following annual rate of the fund's average daily net assets):

Biotechnology Fund:                         0.95%
Global Media & Telecommunications:          0.80%

For the periods below, the funds paid investment advisory fees to SBFM as follows:

For the year ended October 31, 2001, the funds paid the manager the following management fees:

        Biotechnology Fund                             $283,915
        Global Media & Telecommunications                 -0-

For the fiscal year ended October 31, 2001, the manager waived fees and reimbursed expenses in the following amounts:

        Biotechnology Fund                             $144,649
        Global Media & Telecommunications               171,892

For the period ended October 31, 2000, the funds paid the manager the following management fees:

        Biotechnology Fund                              $53,492
        Global Media & Telecommunications                 -0-

For the fiscal year ended October 31, 2000, the manager waived fees and reimbursed expenses in the following amounts:

        Biotechnology Fund                              $88,196
        Global Media & Telecommunications                72,554

As compensation for investment sub-advisory services, the manager pays the subadviser the fee described below (calculated at the following annual rate of the fund's average daily net assets):

        Biotechnology Fund:                                0.65%
        Global Media & Telecommunications:                 0.50%

For the year ended October 31, 2001, the manager paid investment subadvisory fees to the subadviser as follows:

        Biotechnology Fund                             $100,577
        Global Media & Telecommunications                 -0-

For the period ended October 31, 2000, the manager paid investment subadvisory fees to the subadviser as follows:

        Biotechnology Fund                               $7,846
        Global Media & Telecommunications                  -0-

Custodian and Sub-administrator

State Street Bank and Trust Company ("State Street"), whose principal business address is 225 Franklin Street, Boston, Massachusetts, 02110, serves as the custodian of each fund's assets pursuant to a custodian agreement (the "Custody Contract") with the Company. State Street is also the custodian with respect to the custody of foreign securities held by the funds. Under the Custody Contract, State Street (i) holds and transfers portfolio securities on account of each fund, (ii) accepts receipts and makes disbursements of money on behalf of each fund, (iii) collects and receives all income and other payments and distributions on account of each fund's securities and (iv) makes periodic reports to the board of directors concerning the funds' operations. State Street also serves as sub-administrator for each fund, pursuant to a written agreement (the "Agreement") with the manager and each fund.

Under the Agreement, State Street has agreed to oversee the computation of each fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC.

Transfer Agent and Sub-Transfer Agent

Travelers Bank & Trust, fsb (formerly known as Citi Fiduciary Trust Company) (the "transfer agent") located at 125 Broad St. New York, New York 10004, serves as each fund's transfer agent. Under the transfer agency agreement, the transfer agent maintains shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

PFPC Global Fund Services ("PFPC" or the "sub-transfer agent") located at P.O. Box 9699, Providence, RI 02940 serves as each fund's sub-transfer agent. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee from the transfer agent computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Auditors

KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, have been selected to serve as auditors of the Company and to render opinions on each fund's financial statements for the fiscal year ending October 31, 2002.

Counsel

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Company and each fund. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the directors who are not "interested persons" of the Company.

Distributor

Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013 serves as each Fund's distributor pursuant to a written agreement with the Company dated June 5, 2000 (the "Distribution Agreement"), which was approved by the Company's board of directors, including a majority of the independent directors, on July 18, 2001.

When the investor makes payment before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The Company's board of directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management Agreement for continuance.

For the fiscal year ended October 31, 2001, Salomon Smith Barney incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Salomon Smith Barney Financial Consultants and for accruals for interest on the excess of Salomon Smith Barney expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and Deferred Sales Charge received by Salomon Smith Barney are expressed in the following table:

------------------------------------------------------------------------------------------------------------------------

                             Financial
                             Consultant         Branch          Advertising   Printing        Interest     Other
Fund Name                    Compensation       Expenses        Expenses      Expenses        Expenses     Expenses
------------------------------------------------------------------------------------------------------------------------
Biotechnology Fund           $880,611           $228,499        $42,096       $1,735          $  5,049     N/A
------------------------------------------------------------------------------------------------------------------------
Global Media &
Telecommunications Fund        322,410              65,508        11,667           460            1,832    N/A
------------------------------------------------------------------------------------------------------------------------

For the fiscal year ended October 31, 2000, Salomon Smith Barney incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Salomon Smith Barney Financial Consultants and for accruals for interest on the excess of Salomon Smith Barney expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and Deferred Sales Charge received by Salomon Smith Barney are expressed in the following table:

------------------------------------------------------------------------------------------------
                           Financial
                           Consultant    Branch     Advertising   Printing   Interest   Other
Fund Name                  Compensation  Expenses   Expenses      Expenses   Expenses   Expenses
------------------------------------------------------------------------------------------------
Biotechnology Fund         $880,611     $228,499     $42,096       $1,735    $  5,049     N/A
------------------------------------------------------------------------------------------------
Global Media &
Telecommunications Fund     322,410       65,508      11,667          460       1,832     N/A
------------------------------------------------------------------------------------------------

Initial Sales Charges

For the 2001 fiscal period, the aggregate dollar amount of commissions on Class A and Class L shares received by Salomon Smith Barney were as follows:

         Class A Shares
         For the year ended October 31, 2001:
                Biotechnology Fund                                      $ 88,000
                Global Media & Telecommunications  Fund                 $ 35,000

         For the period ended October 31, 2000:
                Biotechnology Fund                                      $259,000
                Global Media & Telecommunications  Fund                 $ 34,000

         Class L Shares
         For the year ended October 31, 2001:
                Biotechnology Fund                                      $ 46,000
                Global Media & Telecommunications  Fund                 $ 10,000

         For the period ended October 31, 2000:
                Biotechnology Fund                                      $179,000
                Global Media & Telecommunications  Fund                   25,000

Deferred Sales Charge (paid to Salomon Smith Barney)

         Class A Shares
         For the year ended October 31, 2001:
                Biotechnology Fund                                      $      0
                Global Media & Telecommunications  Fund                 $365,000

         For the period ended October 31, 2000:
                Biotechnology Fund                                      $      0
                Global Media & Telecommunications  Fund                 $      0

         Class B Shares
         For the year ended October 31, 2001:
                Biotechnology Fund                                      $      0
                Global Media & Telecommunications  Fund                 $      0

         For the period ended October 31, 2000:
                Biotechnology Fund                                      $      0
                Global Media & Telecommunications  Fund                 $      0

         Class L Shares
         For the year ended October 31, 2001:
                Biotechnology Fund                                      $ 14,000
                Global Media & Telecommunications  Fund                    2,000

         For the period ended October 31, 2000:
                Biotechnology Fund                                      $  1,000
                Global Media & Telecommunications  Fund                 $      0

Distribution Arrangements

To compensate Salomon Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, each fund has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act. Under the Plan, the fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays Salomon Smith Barney a distribution fee with respect to the Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying its Financial Consultants and other Service Agents a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable to the shares of the respective Class.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the board of directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the directors including all of the Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the board of directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Service Fees and Distribution Fees

         Class A Shares
         For the period ended October 31, 2001:
                Biotechnology Fund                                      $ 17,301
                Global Media & Telecommunications  Fund                    3,521

         For the period ended October 31, 2000:
                Biotechnology Fund                                      $  3,349
                Global Media & Telecommunications  Fund                 $    426

         Class B Shares
         For the year ended October 31, 2001:
                Biotechnology Fund                                      $ 93,458
                Global Media & Telecommunications  Fund                 $ 42,375
         For the period ended October 31, 2000:
                Biotechnology Fund                                      $ 18,334
                Global Media & Telecommunications  Fund                 $  7,901

         Class L Shares
         For the year ended October 31, 2001:
                Biotechnology Fund                                      $136,196
                Global Media & Telecommunications  Fund                 $ 24,757

         For the period ended October 31, 2000:
                Biotechnology Fund                                      $ 24,578
                Global Media & Telecommunications  Fund                 $  3,437

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the funds, the manager, subadviser and principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the funds' code of ethics is on file with the SEC.

PORTFOLIO TRANSACTIONS

The subadviser arranges for the purchase and sale of the fund's securities and selects brokers and dealers (including Salomon Smith Barney), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The subadviser may select brokers and dealers that provide it with research services and may cause the fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including Salomon Smith Barney, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research statistical or other services to enable the manager, the subadviser or its affiliates to supplement its own research and analysis.

Decisions to buy and sell securities for a fund are made by the subadviser, subject to the overall supervision and review of the Company's board of directors. Portfolio securities transactions for a fund are effected by or under the supervision of the subadviser.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

In executing portfolio transactions and selecting brokers or dealers, it is each fund's policy to seek the best overall terms available. The subadviser, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The subadviser receives research, statistical and quotation services from several broker-dealers with which it places the fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the subadviser exercises investment discretion. Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The management and subadvisory fee is not reduced by reason of its receiving such brokerage and research services. The Company's board of directors, in its discretion, may authorize the subadviser to cause the fund to pay a broker that provides brokerage and research services to the subadviser a commission in excess of that which another qualified broker would have charged for effecting the same transaction. Salomon Smith Barney will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's board of directors has determined that any portfolio transaction for the fund may be executed through Salomon Smith Barney or an affiliate of Salomon Smith Barney if, in the subadviser's judgment, the use of Salomon Smith Barney or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, Salomon Smith Barney or the affiliate charges the fund a commission rate consistent with those charged by Salomon Smith Barney or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, Salomon Smith Barney may directly execute such transactions for the fund on the floor of any national securities exchange, provided: (a) the board of directors has expressly authorized Salomon Smith Barney to effect such transactions; and (b) Salomon Smith Barney annually advises the fund of the aggregate compensation it earned on such transactions.

Even though investment decisions for a fund are made independently from those of the other accounts managed by the subadviser, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by the subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the subadviser to be equitable. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained for or disposed of by a fund.

A fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the manager or any affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

For the fiscal year ending October 31, 2001:

-----------------------------------------------------------------------------------------------------------------
                                                                                               % of Total Dollar
                                                                                               Amount of
                                                                           % of Total          Transactions
                                                                           Brokerage           Involving
                                                       Commissions paid    Commissions paid    Commissions Paid
                                                       to Salomon Smith    to Salomon Smith    to Salomon Smith
                                    Total Brokerage    Barney and          Barney and          Barney and
Portfolio                           Commissions        Affiliates          Affiliates          Affiliates
-----------------------------------------------------------------------------------------------------------------
Biotechnology Fund                    $48,416               $ 0                 0%                 0 %
-----------------------------------------------------------------------------------------------------------------
Global Media & Telecommunications     $   705               $ 0                 0%                 0 %
Fund
-----------------------------------------------------------------------------------------------------------------

For the fiscal period ending October 31, 2000:

-----------------------------------------------------------------------------------------------------------------
                                                                                               % of Total Dollar
                                                                                               Amount of
                                                                           % of Total          Transactions
                                                                           Brokerage           Involving
                                                       Commissions paid    Commissions paid    Commissions Paid
                                                       to Salomon Smith    to Salomon Smith    to Salomon Smith
                                    Total Brokerage    Barney and          Barney and          Barney and
Portfolio                           Commissions        Affiliates          Affiliates          Affiliates
-----------------------------------------------------------------------------------------------------------------
Biotechnology Fund                           $              $ 0                 0%                 0 %
-----------------------------------------------------------------------------------------------------------------
Global Media & Telecommunications            $              $ 0                 0%                 0 %
Fund
-----------------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER

Each fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when a fund deems it desirable to sell or purchase securities. The subadviser may cause a fund to sell or purchase securities to ensure compliance with the fund's investment policies.

For the fiscal year ended October 31, 2001, the portfolio turnover rates were as follows:

         Biotechnology Fund                                     74%
         Global Media & Telecommunications Fund                 44%

For the fiscal period ended October 31, 2000, the portfolio turnover rates were as follows:

         Biotechnology Fund                                     1%
         Global Media & Telecommunications Fund                 3%

PURCHASE OF SHARES

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares of each fund are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

---------------------------------------------------------------------------------------------------------------
                                                Sales Charge
                                                ------------

---------------------------------------------------------------------------------------------------------------
                                                                                       Dealers' Reallowance as
                                                                                                            --
Amount of Investment           % of Offering Price          % of Amount Invested       %of Offering Price
--------------------           -------------------          --------------------       ------------------
---------------------------------------------------------------------------------------------------------------
Less than $25,000                      5.00%                        5.26%                        4.50%
---------------------------------------------------------------------------------------------------------------
$  25,000 - 49,999                     4.25                         4.44                         3.83
---------------------------------------------------------------------------------------------------------------
   50,000 - 99,999                     3.75                         3.90                         3.38
---------------------------------------------------------------------------------------------------------------
  100,000 - 249,999                    3.25                         3.36                         2.93
---------------------------------------------------------------------------------------------------------------
  250,000 - 499,999                    2.75                         2.83                         2.48
---------------------------------------------------------------------------------------------------------------
  500,000 - 999,000                    2.00                         2.04                         1.80
---------------------------------------------------------------------------------------------------------------
1,000,000 or more                       0                            0                       Up to 1.00*
---------------------------------------------------------------------------------------------------------------

* A distributor pays up to 1.00% to a Service Agent.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $1,000,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2002, purchases of Class L shares by investors who were holders of Class C shares of other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1.00% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount).

General

The funds' shares are continuously offered to new investors. Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in a fund is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any of the Smith Barney Mutual Funds, and their spouses and children. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. The sub-transfer agent will hold shares purchased in the shareholder's account. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

Purchase orders received by a fund prior to the close of regular trading on The New York Stock Exchange, Inc. ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's sub-transfer agent prior to its close of business. For shares purchased through Service Agent payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to
(i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Service Agent or the sub-transfer agent to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact your Service Agent or the sub-transfer agent for further information.

Deferred Sales Charge Provisions

"Deferred sales charge" shares are: (a) Class B shares; (b) Class L shares; and
(c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred sales charge shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B share by shareholders.

         Year Since Purchase Payment Was Made         Deferred Sales Charge
-------------------------------------------------------------------------------
         First                                                 5.00%
         Second                                                4.00
         Third                                                 3.00
         Fourth                                                2.00
         Fifth                                                 1.00
         Sixth and thereafter                                  0.00
-------------------------------------------------------------------------------

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney. To provide an example, assume an investor purchased 100 Class B shares of a fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Smith Barney Retirement Programs

You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. Each fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any by combining the plan's investments in any of the Smith Barney mutual funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must by of the same class.

For plans opened on or after March 1, 2000 that are not part of the Paychex offering, Class A shares may be purchased regardless of the amount invested.

For plans opened prior to March 1, 2000 and for plans that are part of the Paychex offering, the class of shares you may purchase depends on the amount of your initial investment:

Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney

Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.

If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Service Agent or the transfer agent.

Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or the ExecChoiceTM Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

Any participating plan in the Smith Barney 401(k) or the ExecChoiceTM Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoiceTM Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

Participating plans wishing to acquire shares of a fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoiceTM Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

Retirement Programs Investing in Class B Shares. Class B shares of a fund are not available for purchase by participating plans opened on or after June 21, 1996, but may continue to be purchased by any participating plan in the Smith Barney 401 (k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a deferred sales charge of 3.00% of redemption proceeds if the participating plan terminates within eight years of the date the participating plan first enrolled in the Smith Barney 401
(k) Program.

At the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401 (k) Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the same fund. Such participating plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a participating plan will not be eligible to acquire additional Class B shares, but instead may acquire Class A shares of the same fund. If the participating plan elects not to exchange all of its Class B shares at that time, each Class B share held by the participating plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares-Deferred Sales Charge Alternatives."

No deferred sales charge is imposed on redemptions of Class B shares to the extent the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset vlaue of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the deferred sales charge applies to the redemption by a participating plan depends on the number of years since the participating plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the deferred sales charge to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

The deferred sales charge will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a participating plan; as a result of (a) the retirement of an employee in the participating plan; (b) the termination of employment of an employee in the participating plan; (c) the death or disability or an employee in the participating plan; (d) the attainment of age 59 1/2 by an employee in the participating plan; (e) hardship of an employee in the participating plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the participating plan to an employee.

Determination of Public Offering Price

Each fund offers its shares to current shareholders of the fund on a continuous basis. The public offering price for a Class A, Class B and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000 is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The public offering price for a Class L share includes a 1.00% initial sales charge. A deferred sales charge is imposed on certain redemptions of Class B shares, and on Class L shares and Class A shares (purchased in amounts exceeding $500,000) redeemed within one year of purchase.

REDEMPTION OF SHARES

The right of redemption of shares of a fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The sub-transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Distributions in Kind

If the board of directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Additional Information Regarding Telephone Redemption And Exchange Program

Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

VALUATION OF SHARES

The net asset value per share of each fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the fund in valuing its assets.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Company's board of directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's board of directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the Company's board of directors. The value of any security denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by the subadviser.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a fund may not take place contemporaneously with the determination of the prices of investments held by such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in the fund's net asset value unless the manager, under the supervision of the Company's board of directors, determines that the particular event would materially affect net asset value. As a result, a fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to that fund.

EXCHANGE PRIVILEGE

Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

         A. Class A and Class Y shares of the fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.

         B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

         C. Class L shares of any fund may be exchanged without a sales charge. For purposes of deferred sales charge applicability, Class L shares of the fund exchanged for Class L shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding Exchanges. None of the funds are designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if each fund's management in its sole discretion determines that an investor is engaged in excessive trading, a fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The funds policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, a fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at a fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

PERFORMANCE INFORMATION

From time to time, the Company may advertise a fund's total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Company may also include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

From time to time, the Company may quote a fund's yield or total return in advertisements or in reports and other communications to shareholders. The Company may include comparative performance information in advertising or marketing a fund's shares. Such performance information may include the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return

"Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P (1 + T)/n/ = ERV

     Where:      P    =   a hypothetical initial payment of $ 1,000.
                 T    =   average annual total return.
                 n    =   number of years.
                 ERV      = Ending Redeemable Value of a
                          hypothetical $1,000 investment made
                          at the beginning of a 1-, 5- or
                          10-year period at the end of the 1-,
                          5- or 10-year period (or fractional
                          portion thereof), assuming
                          reinvestment of all dividends and
                          distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of a fund.

 Biotechnology Fund                   Average Annual Total Return
                                      ---------------------------
 Class of Shares                                                     Since
 ---------------            1-Year       5-Year       10-Year      Inception#
                            ------       ------       -------      ----------
 Class A/1/                (35.29)%        N/A          N/A         (39.07)%
 Class B/2/                (35.74)%        N/A          N/A         (39.00)%
 Class L/3/                (33.70)%        N/A          N/A         (37.37)%
 Class Y/4/                  N/A           N/A          N/A           N/A
---------------------
    /1/ The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase.
    /2/ The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.
    /3/ The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.
    /4/ Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.
     # Commencement of operations was August 31, 2000.

 Global Media &
 Telecommunications Fund             Average Annual Total Return
                                     ---------------------------
 Class of Shares                                                    Since
 ---------------           1-Year       5-Year       10-Year      Inception#
                           ------       ------       -------      ----------
 Class A/1/               (41.68)%        N/A          N/A         (41.39)%
 Class B/2/               (42.14)%        N/A          N/A         (41.29)%
 Class L/3/               (40.30)%        N/A          N/A         (39.73)%
 Class Y/4/                 N/A           N/A          N/A           N/A
---------------------
    /1/ The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase.
    /2/ The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.
    /3/ The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.
    /4/ Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.
     # Commencement of operations was August 31, 2000.

Aggregate Total Return

A Fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in a Fund for the specified period and is computed by the following formula:

                                     ERV - P
                                     -------
                                        P

    Where:   P     =    a hypothetical initial payment of $10,000.

             ERV   =    Ending Redeemable Value of a
                        hypothetical $10,000 investment made
                        at the beginning of the 1-, 5- or
                        10-year period at the end of the 1-,
                        5- or 10-year period (or fractional
                        portion thereof), assuming
                        reinvestment of all dividends and
                        distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

Performance will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

 Biotechnology Fund                  Aggregate Annual Total Return
                                     -----------------------------
 Class of Shares                                                     Since
 ---------------            1-Year       5-Year       10-Year      Inception#
                            ------       ------       -------      ----------
 Class A/1/                (35.29)%        N/A          N/A         (43.92)%
 Class B/2/                (35.74)%        N/A          N/A         (43.83)%
 Class L/3/                (33.70)%        N/A          N/A         (42.08)%
 Class Y/4/                  N/A           N/A          N/A           N/A
-----------------------
    /1/ The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase.
    /2/ The aggregate total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.
    /3/ The aggregate total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.
    /4/ Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.
     # Commencement of operations was August 31, 2000.

 Global Media &
Telecommunications Fund                Aggregate Annual Total Return
                                       -----------------------------
 Class of Shares                                                       Since
 ---------------              1-Year       5-Year       10-Year      Inception#
                              ------       ------       -------      ----------
 Class A/1/                  (41.69)%        N/A          N/A         (46.39)%
 Class B/2/                  (42.13)%        N/A          N/A         (46.29)%
 Class L/3/                  (40.30)%        N/A          N/A         (44.62)%
 Class Y/4/                    N/A           N/A          N/A           N/A
-----------------------

    /1/ The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from theinvestment at the time of purchase.
    /2/ The aggregate total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.
    /3/ The aggregate total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.
    /4/ Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.
     # Commencement of operations was August 31, 2000.

From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

    P(1 + T)/n/ = ATV\D\

    Where:  P      = a hypothetical initial payment of $1,000.
            T      = average annual total return (after taxes on distributions).
            n      = number of years.
            ATV\D\ = ending value of a hypothetical $1,000
                     investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.


Average Annual Total Return (After Taxes on Distributions and Redemptions)


    P(1 + T)/n/ = ATV\DR\

    Where:  P       = a hypothetical initial payment of $1,000.
            T       = average annual total return (after taxes on distributions and redemption).
            n       = number of years.
            ATV\DR\ = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. A fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and realized capital gains, in order to avoid a federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent. Shareholders whose account is held directly at the sub-transfer agent should notify them in writing, requesting a change to this reinvest option.

The per share dividends on Class B and Class L shares of a fund will be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

Taxes

The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the funds. Each fund will be treated as a separate corporation for United States federal income tax purposes, including qualification as a regulated investment company; and the following discussion applies separately to each fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Funds and Their Investments

Each fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, a fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute. Furthermore, a fund will be subject to United States corporate income tax with respect to such distributed amounts in any year it fails to qualify as a regulated investment company or fails to meet this distribution requirement. The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

On October 31, 2001, with regard to the Biotechnology Fund, the unused capital loss carryforwards were approximately $10,017,000, of which $22,000 expires on October 31, 2008 and $9,995,000 expires October 31, 2009. With regard to the Global Media & Telecommunications Fund, the unused capital loss carryforwards were approximately $1,029,000 of which $54,000 expires on October 31, 2008 and $975,000 expires October 31, 2009. For federal income tax purposes, these amounts are available to be applied against future capital gains of the related Fund, if any carryforwards, that are realized prior to the expiration of the applicable carryforward.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of it's assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

A fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund's investment in section 1256 contracts, such as regulated futures contracts, most forward currency contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a fund will reduce the return from the fund's investments.

Passive Foreign Investment Companies. If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a fund may elect a mark-to-market regime that would result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the IRS. By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax.

Each fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions. Any dividend declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by a fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of a fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. A fund may be required to withhold, for United States federal income tax purposes, 30% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by each fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes - Taxation of United States Shareholders -Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain material tax consequences affecting the funds and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the funds.

OTHER INFORMATION ABOUT THE COMPANY

The Company was incorporated under the laws of the State of Maryland on July 16, 1986 under the name Shearson Lehman Precious Metals and Minerals Fund Inc. The Company's name changed on December 19, 1995 to Smith Barney Natural Resources Fund Inc. On November 29, 1999, the board of directors voted to amend the Charter of the Company to change its name to Smith Barney Sector Series Inc. Each of the Financial Services Fund, Health Sciences Fund, Technology Fund, Biotechnology Fund and Global Media & Telecommunications Fund is classified as a series of the Company. On November 9, 2001, the Global Technology Fund merged into the Technology Fund.

The Company offers shares of four separate series with a par value of $.001 per share. Each fund offers shares currently classified into four Classes - A, B, L and Y. Each Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company's board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholder's meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the fund. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

As used in the prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or
(b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the fund only if approved by a "vote of a majority of the outstanding voting securities" of the fund; however, the ratification of independent accountants, the election of directors, and the approval of a distribution agreement submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

Annual and Semi-annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultant or the transfer agent.

FINANCIAL STATEMENTS

The funds' Annual Reports for the fiscal year ended October 31, 2001 are incorporated herein by reference in their entirety. The annual reports were filed on January 2, 2002, Accession Number 930413-02-000004.

OTHER  INFORMATION

Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

         Classic Series  - our portfolio manager driven funds

         Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

         Premier Selections Series - our best ideas, concentrated funds

         We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

         Research Series - driven by exhaustive fundamental securities analysis

         Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

         Style Pure Series - our solution to funds that stray

         Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                       -----------------------------------------
                                       SMITH BARNEY
                                       SECTOR SERIES INC.

                                       Biotechnology Fund

                                       Global Media & Telecommunications Fund

















                                                  February 28, 2002

                                       -----------------------------------------


SMITH BARNEY SECTOR SERIES INC.
125 Broad Street
New York, New York 10004

                                                  SALOMON SMITH BARNEY
                                                  --------------------
                                                  A Member of Citigroup [Symbol]

Part A-Two Prospectuses

Part B - Two Statements of Additional Information

Part C. Other Information

Item 23.          Exhibits

All references are to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission ("SEC") File Nos. 33-7339 and 811-4757 (the "Registration Statement").

(a)(1)Registrant's Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on October 27,1993 ("Post-Effective Amendment No. 12").

(a)(2)Articles of Amendment dated October 30, 1986 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12.

(a)(3)Articles of Amendment dated November 17, 1989 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No.12.

(a)(4)Articles Supplementary dated November 5, 1992 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No.12.

(a)(5)Articles of Amendment dated November 19, 1992 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No.12.

(a)(6)Articles of Amendment dated July 30, 1993 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No.12.

(a)(7)Articles of Amendment dated October 14, 1994 and November 7, 1994, respectively and Articles Supplementary dated November 7, 1994 are incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on December 29, 1994 ("Post- Effective Amendment No. 15").

(a)(8)Articles of Amendment dated December 18, 1995 to the Articles of Incorporation are incorporated by reference to Post Effective Amendment No. 20 to the Registration Statement filed on January 23, 1996 ("Post-Effective Amendment No. 20").

(a)(9)Articles of Amendment dated June 1, 1998 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on December 24, 1998 ("Post-Effective Amendment No. 23").

(a)(10)Articles of Amendment dated November 29, 1999 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement filed on December 1, 1999 ("Post-Effective Amendment No. 25").

(a)(11)Articles Supplementary dated November 29, 1999 are incorporated by reference to Post-Effective Amendment No. 25.

(a)(12)Certificate of Correction dated November 29, 1999 is incorporated by reference to Post-Effective Amendment No. 25.

(a)(13)Certificate of Correction dated November 29, 1999 is incorporated by reference to Post-Effective Amendment No. 25.

(a)(14)Articles Supplementary dated July 12, 2000 is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on February 28, 2001 ("Post-Effective Amendment No. 30").

(a)(15)Articles of Amendment to the Charter of the Corporation, dated December 11, 2000 is incorporated by reference to Post-Effective Amendment No. 30.

(a)(16) Articles of Amendment to the Charter of the Corporation, dated October 4, 2001 filed herein.

(a)(17) Articles of Amendment to the Charter of the Corporation, dated November 7, 2001 filed herein.

(b)(1)Registrant's By-Laws are incorporated by reference to the Registration Statement.

(b)(2)Amendment to Registrant's By-Laws is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed on January 3, 1989 ("Post-Effective Amendment No. 4").

(b)(3)Amendment to Registrant's By-Laws, dated September 12, 2000 filed herein.

(c)Specimen form of common stock certificate is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on December 24, 1998 ("Post-Effective Amendment No. 23").

(d)(1)Form of Management Agreement between the Registrant and Mutual Management Corp. (formerly known as Smith Barney Mutual Funds Management Inc.) is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on December 18, 1995 ("Post-Effective Amendment No. 19").

(d)(2)Form of Investment Management Agreement between the Registrant and SSB Citi Fund Management LLC ("SSB Citi") on behalf of the Financial Services Fund is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement filed on February 11, 2000 ("Post-Effective Amendment No. 26").

(d)(3)Form of Investment Management Agreement between the Registrant and SSB Citi on behalf of the Health Sciences Fund is incorporated by reference to Post-Effective Amendment No. 26.

(d)(4)Form of Investment Management Agreement between the Registrant and SSB Citi on behalf of the Technology Fund is incorporated by reference to Post-Effective Amendment No. 26.

(d)(5)Form of Subadvisory Agreement between Smith Barney Sector Series Inc. on behalf of the Financial Services Fund, SSB Citi and Citibank, N.A. ("Citibank") is incorporated by reference to Post-Effective Amendment No. 26.

(d)(6)Form of Subadvisory Agreement between Smith Barney Sector Series Inc. on behalf of the Health Sciences Fund, SSB Citi and Citibank is incorporated by reference to Post-Effective Amendment No. 26.


(d)(7)Form of Subadvisory Agreement between Smith Barney Sector Series Inc. on behalf of the Technology Fund, SSB Citi and Citibank is incorporated by reference to Post-Effective Amendment No. 26.

(d)(8)Form of Investment Management Agreement between the Registrant and SSB Citi on behalf of the Global Biotechnology Fund is incorporated by reference to Post-Effective Amendment No. 30.

(d)(9)Form of Investment Management Agreement between the Registrant and SSB Citi on behalf of the Global Media and Telecommunications Fund is incorporated by reference to Post-Effective Amendment No. 30.

(d)(10)Form of Investment Management Agreement between the Registrant and SSB Citi on behalf of the Global Technology Fund is incorporated by reference to Post-Effective Amendment No. 30.

(d)(11)Form of Subadvisory Agreement between the Registrant on behalf of the Global Biotechnology Fund, SSB Citi and Citibank, N.A. ("Citibank") is incorporated by reference to Post-Effective Amendment No. 30.

(d)(12)Form of Subadvisory Agreement between the Registrant on behalf of the Global Media and Telecommunications Fund, SSB Citi and Citibank N.A is incorporated by reference to Post-Effective Amendment No. 30.

(d)(13)Form of Subadvisory Agreement between the Registrant on behalf of the Global Technology Fund, SSB Citi and Citibank is incorporated by reference to Post-Effective Amendment No. 30.

(d)(14) Assignment of Subadvisory Agreement between Citibank, N.A. and Citigroup Mutual Fund Management Inc., dated April 1, 2001.

(d)(15) Assignment of Subadvisory Agreement between Citibank, N.A. and Citigroup Asset Management Ltd, dated April 1, 2001.

(e)(1)Distribution Agreement between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to Post-Effective Amendment No. 12.

(e)(2)Amended Distribution Agreement between Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on December 24, 1998 ("Post-Effective Amendment No. 23").

(e)(3)Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on February 25,1999 ("Post-Effective Amendment No. 24").

(e)(4)Form of Distribution Agreement between Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 26.

(e)(5)Form of Distribution Agreement between Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 30.

(e)(6)Form of Distribution Agreement between Registrant and PFS Distributors Inc. is incorporated by reference to Post-Effective Amendment No. 30.

(f)Not Applicable.


(g)(1)Form of Custodian Agreement between the Registrant and The Chase Manhattan Bank N.A. is incorporated by reference to Post-Effective Amendment No. 21 filed on February 20, 1997.



(g)( 2)Form of Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated June 29, 2001, as filed herein.



(h)(1)Transfer Agency Agreement dated August 2, 1993 between the Registrant and First Data Investor Services Group is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on December 30, 1993.

(h)(2)Form of Transfer Agency Agreement between the Registrant and Citi Fiduciary Trust Company is incorporated by reference to Post-Effective Amendment No. 30.

(h)(3)Form of Sub-Transfer Agency Agreement between the Registrant and PFPC Global Fund Services is incorporated by reference to Post-Effective Amendment No. 30.

(h)(4)Form of Sub-Transfer Agency Agreement between the Registrant and PFS Shareholder Services is incorporated by reference to Post-Effective Amendment No. 30.

(i)Not Applicable.


(j)Consent of Independent Accountants is filed herein.


(k)Not Applicable.

(l)Purchase Agreement between the Registrant and Shearson Lehman Brothers is incorporated by reference to Pre-Effective Amendment No. 1.

(m)(1)Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 15.

(m)(2)Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on December 24, 1998 ("Post-Effective Amendment No. 23").

(m)(3)Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between Smith Barney Sector Series Inc. on behalf of Financial Services Fund and Salomon Smith Barney Inc. ("Salomon Smith Barney") is incorporated by reference to Post-Effective Amendment No. 26.

(m)(4)Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between Smith Barney Sector Series Inc. on behalf of Health Sciences Fund and Salomon Smith Barney is incorporated by reference to Post-Effective Amendment No. 26.

(m)(5)Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between Smith Barney Sector Series Inc. on behalf of Technology Fund and Salomon Smith Barney is incorporated by reference to Post-Effective Amendment No. 26.

(m)(6)Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between Smith Barney Sector Series Inc. on behalf of Financial Services Fund, Health Sciences Fund and Technology Fund and Salomon Smith Barney is incorporated by reference to Post-Effective Amendment No. 30.

(n)Not Applicable.

(o)(1)Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 23.

(o)(2)Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 26.

(p) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 27.


Item 24.Persons Controlled by or Under Common Control with Registrant

         None.

Item 25.Indemnification

The response to this item is incorporated by reference to Post - Effective Amendment No. 1 to the Registration Statement filed on May 28, 1987.

Item 26.Business and Other Connections of Investment Adviser

Investment Adviser - - Smith Barney Fund Management LLC ("SBFM")

SBFM was incorporated in December 1968 under the laws of the State of Delaware. On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings") which in turn is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

Citi Fund Management Inc.
Subadviser to:
Smith Barney Financial Service Fund
Smith Barney Health Services Fund
Smith Barney Technology Fund

Citi Fund Management Inc. ("CFM") (formerly SSB Citi Fund Management Inc.)is a corporation organized under the laws of the State of Delaware. CFM is a wholly owned subsidiary of Holdings which in turn is a wholly owned subsidiary of Citigroup. CFM is registered as an investment adviser under the "Advisers Act".

The list required by this Item 26 of officers and directors of CFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to FORM ADV filed by CFM pursuant to the Advisers Act (SEC File No. 801-60004).

Citigroup Asset Management, Ltd
Subadviser to:
Smith Barney Biotechnology Fund
Smith Barney Global Media & Telecommunications Fund

Citigroup Asset Management Limited ("CAM") is a corporation organized under the laws of England and Wales. CAM is a wholly owned subsidiary of Salomon Smith Barney Holdings Company Inc. which in turn is a wholly owned subsidiary of Citigroup. CAM is registered as an investment adviser under the Advisers Act.

The list required by this Item 26 of officers and directors of CAM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to FORM ADV filed by CAM pursuant to the Advisers Act (SEC File No. 801-57655).


Item 27. Principal Underwriters
(a)

Salomon Smith Barney, Inc., ("Salomon Smith Barney") the Registrant's Distributor, is also the distributor for the following Smith Barney funds:
Consulting Group Capital Markets Funds, Smith Barney Investment Series, Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.


PFS Distributors, Inc., ("PFS Distributors"), a Distributor of the Registrant, is also a distributor for the following Smith Barney funds:

Smith Barney Investment Series,
Smith Barney Aggressive Growth Fund Inc.,
Smith Barney Appreciation Fund Inc.,
Smith Barney Allocation Series Inc.,
Smith Barney Equity Funds,

Smith Barney Fundamental Value Fund Inc.,
Smith Barney Income Funds,
Smith Barney Investment Funds Inc.,
Smith Barney Investment Trust,
Smith Barney Managed Municipals Fund Inc.,
Smith Barney Money Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c)      Not applicable.

Item 28. Location of Accountants and Records

(1) Smith Barney Sector Series Inc.
         125 Broad Street
         New York, New York 10004

(2)(a)   Smith Barney Fund Management LLC
         333 West 34th Street
         New York, New York 10001

(2)(b)   Citi Fund Management Inc
         100 First Stamford Place
         Stamford, Connecticut  06902

(2)(c)   Citigroup Asset Management, Ltd.
         4th Floor, Cottons Centre,
Box 200 Mays Lane,
London, England SE1 2QT,


(3)(b)   State Street Bank & Trust Company
225  Franklin Street
Boston, Massachusetts  02110

(4)      Travelers Bank, fsb
as Transfer Agent
125 Broad Street
New York, New York 10004

(5)      PFPC Global Fund Services,
         P. O. Box 9699

         Providence, RI 02940-9699
and

         Primerica Shareholder Services
         3100 Breckinridge Blvd.
         Building 20
         Duluth, GA 30099-0062

(6)      Salomon Smith Barney Inc.
         388 Greenwich Street
         New York, New York 10013

Item 29. Management Services

         Not Applicable.

Item 30. Undertakings
         None

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant, Smith Barney Sector Series Inc. certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to

Rule 485(b) under the 1933 Act and the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of February, 2002.

SMITH BARNEY SECTOR SERIES INC.


By: /s/ Heath B. McLendon
     Health B. McLendon
     Chairman of the Board,

     President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and as of the dates indicated.

Signature                    Title                     Date

/s/Heath B. McLendon         Chairman of the Board,    February 27, 2002
Heath B. McLendon            President and Chief
                             Executive Officer

/s/ Lewis E. Daidone         Senior Vice President     February 27, 2002
Lewis E. Daidone             and Treasurer, Chief
                             Financial and Accounting
                             Officer

/s/Herbert Barg*             Director                  February 27, 2002
Herbert Barg

/s/Alfred J. Bianchetti*     Director                  February 27, 2002
Alfred J. Bianchetti

/s/Dwight B. Crane*          Director                  February 27, 2002
Dwight B. Crane

/s/Burt N. Dorsett*          Director                  February 27, 2002
Burt N. Dorsett

/s/Elliot S. Jaffe*          Director                  February 27, 2002
Elliot S. Jaffe

/s/Stephen E. Kaufman*       Director                  February 27, 2002
Stephen E. Kaufman

/s/Joseph J. McCann*         Director                  February 27, 2002
Joseph J. McCann

/s/Cornelius C. Rose, Jr.*   Director                  February 27, 2002
Cornelius C. Rose, Jr.

* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated October 23, 2001.

/s/ Heath B. McLendon
Heath B. McLendon

We, the undersigned, hereby severally constitute and appoint Heath B. McLendon, Christina T. Sydor, Lewis E. Daidone and Michael Kocur and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our hands and in the capacities indicated below, any and all Registration Statements on behalf of the Smith Barney Sector Series Inc. including any and all Amendments thereto and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

Signature:                    Title:                          Date:
---------                     -----                           ----

/s/ Heath B. McLendon        Chairman of the Board      October 23, 2001
----------------------
Heath B. McLendon            (Chief Executive Officer)


/s/ Lewis E. Daidone         Senior Vice President and  October 23, 2001
----------------------

Lewis E. Daidone             Treasurer (Chief Financial
                             and Accounting Officer)


Signature:                      Title:                        Date:
---------                       -----                         ----

/s/ Herbert Barg                Director                October 23, 2001
------------------------
Herbert Barg

/s/ Alfred J. Bianchetti        Director                October 23, 2001
------------------------
Alfred J. Bianchetti

/s/ Martin Brody                Director                October 23, 2001
------------------------
Martin Brody

/s/ Dwight B. Crane             Director                October 23, 2001
------------------------
Dwight B. Crane

/s/ Burt N. Dorsett             Director                October 23, 2001
------------------------
Burt N. Dorsett

/s/ Elliot S. Jaffe             Director                October 23, 2001
------------------------
Elliot S. Jaffe

/s/ Stephen E. Kaufman          Director                October 23, 2001
------------------------
Stephen E. Kaufman

/s/ Joseph J. McCann            Director                October 23, 2001
------------------------
Joseph J. McCann

/s/ Cornelius C. Rose, Jr.      Director                October 23, 2001
------------------------
Cornelius C. Rose, Jr.

EXHIBIT INDEX


Exhibit No.       Exhibit



(a)(16) Articles of Amendment to the Charter of the Corporation, dated October 4, 2001.

(a)(17) Articles of Amendment to the Charter of the Corporation, dated November 7, 2001.

b)(3)Amendment to Registrant's By-Laws, dated September 12, 2000 filed herein.

(d)(14) Assignment of Subadvisory Agreement between Citibank, N.A. and Citigroup Mutual Fund Management Inc., dated April 1, 2001.

(d)(15) Assignment of Subadvisory Agreement between Citibank, N.A. and Citigroup Asset Management Ltd, dated April 1, 2001.

(g)( 2)Form of Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated June 29, 2001, as filed herein.

(j) Auditor's Consents